As filed with the Securities and Exchange Commission on December 31, 1997
                              Registration No. 333-


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A
           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [X]
                         Pre-Effective Amendment No. [ ]
                                      ----
                        Post-Effective Amendment No. [ ]
                                      ----
                                     and/or

       REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 [X]

                                Amendment No. [ ]

                        PAX WORLD MONEY MARKET FUND, INC.
               (Exact Name of Registrant as Specified in Charter)

                     c/o Reich & Tang Asset Management L.P.
                                600 Fifth Avenue
                            New York, New York 10020
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's Telephone Number, including Area Code: (212) 830-5220

                               BERNADETTE N. FINN
                       Reich & Tang Asset Management L.P.
                                600 Fifth Avenue
                            New York, New York 10020
                     (Name and Address of Agent for Service)

                        Copy to: MICHAEL R. ROSELLA, Esq.
                                Battle Fowler LLP
                               75 East 55th Street
                            New York, New York 10022

Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective.

It is proposed that this filing will become effective:  (check appropriate box)

                  [ ] immediately upon filing pursuant to paragraph (b)
                  [ ] on (Date) pursuant to paragraph (b)
                  [ ] 60 days after filing pursuant to paragraph (a)
                  [ ] on (date) pursuant to paragraph (a) of Rule 485
                  [ ] 75 days after filing pursuant to paragraph (a)(2)
                  [ ] on (date) pursuant to paragraph (a)(2) of Rule 485

The Registrant declares that an indefinite amount of its shares of beneficial interest is being registered by this Registration Statement pursuant to Section 24(f) under the Investment Company Act of 1940, as amended, and Rule 24f-2 thereunder.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may declare.

654547.1

                        PAX WORLD MONEY MARKET FUND, INC.
                       Registration Statement on Form N-1A

                             -----------------------

                             CROSS REFERENCE SHEET -
                             Pursuant to Rule 404(c)
                             -----------------------


Part A
Item No.                                                                Prospectus Heading

 1.      Cover Page........................                             Cover Page

 2.      Synopsis..........................                             Introduction; Table of Fees and Expenses

 3.      Condensed Financial
         Information.......................                             Financial Highlights

 4.      General Description of
         Registrant........................                             General Information; Investment Objectives, Policies and
                                      Risks

 5.      Management of the Fund............                             Distribution and Service Plan; Management of the Fund;
                                                                        Custodian and Transfer Agents

 5a.     Management's Discussion of
         Fund Performance..................                             Not Applicable

 6.      Capital Stock and Other
         Securities........................                             Description of Common Stock; How to Purchase and
                                                                        Redeem Shares; General Information; Dividends and
                                                                        Distributions; Dividends, Distributions and Taxes

 7.      Purchase of Securities Being
         Offered...........................                             How to Purchase and Redeem Shares; Distribution and
                                                                        Service Plan; Net Asset Value

 8.      Redemption or Repurchase..........                             How to Purchase and Redeem Shares

 9.      Legal Proceedings.................                             Not Applicable


654547.1




Part B
Item No.                                                                Caption in Statement of Additional Information

10.      Cover Page........................                             Cover Page

11.      Table of Contents.................                             Contents

12.      General Information and
         History...........................                             Management, Advisory and Sub-Advisory Agreements

13.      Investment Objectives and
         Policies..........................                             Investment Objectives, Policies and Risks

14.      Management of the Registrant......                             Management, Advisory and Sub-Advisory Agreements

15.      Control Persons and
         Principal Holders of                                           Management, Advisory and Sub-Advisory Agreements;
         Securities........................                             Description of Common Stock

16.      Investment Advisory and                                        Management, Advisory and Sub-Advisory Agreements;
         Other Services....................                             Expense Limitation; Distribution and Service Plan;
                                                                        Custodian and Transfer Agents

17.      Brokerage Allocation..............                             Portfolio Transactions

18.      Capital Stock and Other
         Securities........................                             Description of Common Stock

19.      Purchase, Redemption and
         Pricing of Securities
         Being Offered.....................                             How to Purchase and Redeem Shares; Net Asset Value

20.      Tax Status........................                             Not Applicable

21.      Underwriters......................                             Distribution and Service Plan

22.      Calculations of Yield
         Quotations of Money Market
         Funds.............................                             Yield Quotations

23.      Financial Statements..............                             Independent Auditor's Report; Statement of Net Assets;
                                                                        Statement of Operations; Statement of Changes in Net
                                                                        Assets; Notes to Financial Statements

                 Subject to Completion Dated December ___, 1997
--------------------------------------------------------------------------------

PROSPECTUS
____________, 1997

PAX WORLD MONEY MARKET FUND, INC.                               600 FIFTH AVENUE
                                                           NEW YORK, N.Y.  10020
                                                                  (212) 830-5220
================================================================================
The Pax World Money Market Fund, Inc. (the "Fund") is designed to meet the short-term investment needs of institutional investors ("Institutional Investors"), individual investors and investors utilizing the Fund as a sweep vehicle ("Sweep Investors") in connection with an account with a broker-dealer that has entered into an agreement with the Fund's distributor, Reich & Tang Distributors L.P. (the "Distributor"). There are no sales loads, exchange or redemption fees associated with the Fund.

The Fund seeks to maximize current income to the extent consistent with the preservation of capital and the maintenance of liquidity and to maintain a stable net asset value of $1 per share. There can be no assurance that these objectives will be achieved. The Fund seeks to achieve these objectives by investing in short-term money market obligations with maturities of 397 days or less, including bank certificates of deposit, time deposits, bankers' acceptances, high quality commercial paper, securities issued or guaranteed by certain agencies or instrumentalities of the United States Government, and repurchase agreements calling for resale in 397 days or less backed by the foregoing securities.

Consistent with the other members of the Pax World Fund Family, the Fund seeks to achieve its objective by investing in issuers that produce life supportive goods and services and that are not to any degree engaged in manufacturing defense or weapons-related products. The policy of the Fund is to exclude from its portfolio securities of (i) companies engaged in military activities, (ii) companies appearing on the United States Department of Defense list of 100 largest contractors (a copy of which may be obtained from the Office of the Secretary, Department of Defense, Washington, D.C. 20310) if five percent (5%) or more of the gross sales of such companies are derived from contracts with the United States Department of Defense, (iii) other companies contracting with the United States Department of Defense if five percent (5%) or more of the gross sales of such companies are derived from contracts with the United States
Department of Defense, and (iv) companies which derive revenue from the manufacture of liquor, tobacco and/or gambling products. See "Introduction" on page 4.

The Fund offers three classes of shares. This Prospectus offers the Institutional Class shares for Institutional Investors. The Institutional Class shares of the Fund are not subject to a service fee and either are sold directly to Institutional Investors or are sold through financial intermediaries that do not receive compensation from the Advisor, the Sub-Advisor or the Distributor.

This Prospectus sets forth concisely the information about the Fund that prospective investors should know before investing in Institutional Class shares of the Fund. Additional information about the Fund, including additional information concerning risk factors relating to an investment in the Fund, has been filed with the Securities and Exchange Commission and is available upon request and without charge by calling or writing the Fund at the above address. The "Statement of Additional Information" bears the same date as this Prospectus and is incorporated by referenced into this Prospectus in its entirety. The Securities and Exchange Commission maintains a web site (http://www.sec.gov) that contains the Statement of Additional Information and other reports and information regarding the Fund which have been filed electronically with the Securities and Exchange Commission. This Prospectus should be read and retained by investors for future reference.

Pax World Management Corp., 222 State Street, Portsmouth, New Hampshire 03801-3853 (the "Advisor") is the advisor to the Fund. Reich & Tang Asset
Management, L.P. will act as Sub-Advisor of the Fund and Reich & Tang Distributors L.P. acts as Distributor of the Fund's shares. Pax World Management Corp. and Reich & Tang Asset Management L.P. are each registered investment advisers. Reich & Tang Distributors L.P. is a registered broker-dealer and member of the National Association of Securities Dealers, Inc. Pax World Management Corp. will be responsible for determining whether contemplated investments satisfy the social responsibility criteria applied to the Fund. Reich & Tang Asset Management L.P. will perform the day to day portfolio management of the Fund utilizing the securities of issuers approved by the Advisor.

An investment in the Fund is neither insured nor guaranteed by the United States Government. The Fund seeks to maintain an investment portfolio with a dollar-weighted average maturity of 90 days or less, and to value its investment portfolio at amortized cost and maintain a net asset value of $1.00 per share. There can be no assurance that the Fund's objectives will be achieved or that the Fund's stable net asset value of $1.00 per share can be maintained.

Shares in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank, and the shares are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency.

619109.4
                                                                  1

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS.
ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


THE INFORMATION CONTAINED HEREIN IS SUBJECT TO COMPLETION OR AMENDMENT. A REGISTRATION STATEMENT RELATING TO THESE SECURITIES HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. THESE SECURITIES MAY NOT BE SOLD NOR MAY OFFERS TO BUY BE ACCEPTED PRIOR TO THE TIME THE REGISTRATION STATEMENT BECOMES EFFECTIVE. THIS PROSPECTUS SHALL NOT CONSTITUTE AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY SALE OF THESE SECURITIES IN ANY STATE IN WHICH SAID OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO THE REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY STATE.

619109.4
                                                                  2

                           TABLE OF FEES AND EXPENSES

Estimated Annual Operating Expenses
(as a percentage of average net assets)


                         The Pax World Money Market Fund
                                                      Institutional Class
Management Fees                                                      .15%
12b-1 Fees                                                           None
Other Expenses                                                       .20%
     Administration Fees                               .10%
Total Fund Operating Expenses                                        .35%
                                                                   ======



                         The Pax World Money Market Fund

                                                      Institutional Class
EXAMPLE                                         1 Year                  3 Years
                                                ------                  -------
You would pay the following expenses on a $1,000 investment, assuming 5% annual return and redemption at the end of each time period:



The purpose of the above fee table is to assist an investor in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. The Advisor and/or Sub-Advisor at their discretion may voluntarily waive all or a portion of the Management Fees and Administration Fees and voluntarily reimburse the Fund's other operating expenses. The expenses shown are at the levels anticipated for the current year. For a further discussion of these fees see "Management of the Fund" and "Distribution and Service Plan" herein.

The figures reflected in this example should not be considered to be a representation of past or future expenses. Actual expenses may be greater or less than those shown above.


619109.4
                                                                 3

INTRODUCTION

Pax World Money Market Fund, Inc. (the "Fund") is a no-load, diversified, open-end management investment company offering investors a managed portfolio of money market instruments, together with a high degree of liquidity. The Institutional Class shares of the Fund are designed to meet the short-term investment needs of institutional investors ("Institutional Investors"). The net asset value of each Fund share is expected to remain constant at $1.00, although this cannot be assured.

The investment objective of the Fund is to maximize current income to the extent consistent with the preservation of capital and the maintenance of liquidity. There is no assurance that the Fund will achieve its investment objective. The investment objective of the Fund may not be changed without shareholder approval.

The Fund endeavors, consistent with its investment objective, to make a contribution to world peace through investment in companies producing life-supportive goods and services. The policy of the Fund is to invest in securities of companies whose business is essentially directed toward non-military and life-supportive activities. For example, the Fund seeks to invest in such industries as health care, education, housing, food, retailing, pollution control and leisure time among others.

The policy of the Fund is to exclude from its portfolio securities of (i) companies engaged in military activities, (ii) companies appearing on the United States Department of Defense list of 100 largest contractors (a copy of which may be obtained from the Office of the Secretary, Department of Defense, Washington, D.C. 20310) if five percent (5%) or more of the gross sales of such companies are derived from contracts with the United States Department of Defense, (iii) other companies contracting with the United States Department of Defense if five percent (5%) or more of the gross sales of such companies are derived from contracts with the United States Department of Defense, and (iv) companies which derive revenue from the manufacture of liquor, tobacco and/or gambling products.

The Fund attempts to achieve its objective through investment in short-term money market obligations with maturities of 397 days or less, including bank certificates of deposit, time deposits, bankers' acceptances, high quality commercial paper, securities issued or guaranteed by certain agencies or instrumentalities of the United States Government, and repurchase agreements calling for resale in 397 days or less backed by the forgoing securities. The Fund seeks to maintain an investment portfolio with a dollar-weighted average maturity of 90 days or less, and to value its investment portfolio at amortized cost and maintain a net asset value of $1.00 per share. There can be no assurance that this value will be maintained.

The Fund's investment advisor is Pax World Management Corp. (the "Advisor") which is a registered investment advisor and which currently acts as manager or advisor to two other open-end management investment companies, the Pax World Fund, Inc. and the Pax World Growth Fund, Inc. The Fund's Sub-Advisor is Reich & Tang Asset Management L.P. (the "Sub-Advisor"), which is a registered investment advisor and which currently acts as manager or administrator to [fifteen] other open-end management investment companies. (See "Management of the Fund" herein.) The Fund's shares are distributed through Reich & Tang Distributors L.P. (the "Distributor"), with whom the Fund has entered into a Distribution Agreement and Shareholder Servicing Agreement (with respect to Individual Investor Class and Broker Service Class shares of the Fund only) pursuant to the Fund's distribution and service plan adopted under Rule 12b-1 under the Investment Company Act of 1940, as amended (the "1940 Act"). (See "Distribution and Service Plan" herein.)

On any day on which the New York Stock Exchange is open for trading ("Fund Business Day"), investors may, without charge by the Fund, initiate purchases and redemptions of shares of the Fund's common stock at their net asset value, which will be determined daily. (See "How to Purchase and Redeem Shares" and "Net Asset Value" herein.) Dividends from accumulated net income are declared by the Fund on each Fund Business Day. The Fund pays interest dividends monthly on the last calendar day of the month or, if the last calendar day of the month is not a Fund Business Day, on the preceding Fund Business Day.

Net capital gains, if any, will be distributed at least annually, and in no event later than within 60 days after the end of the Fund's fiscal year. All dividends and distributions of capital gains are automatically invested in additional shares of the same class of the Fund unless a shareholder has elected by written notice to the Fund to receive either of such distributions in cash. (See "Dividends, Distributions and Taxes" herein.)

The Fund may from time to time advertise its current yield and effective yield for the Fund (computed separately for each Class of shares). The Fund's current yield is calculated by dividing its average daily net income per share of the Fund (excluding realized gains or losses) for a recent seven-day period by its constant net asset value per share of $1.00 and annualizing the result on a 365-day basis. The Fund's effective yield is calculated by increasing its current yield according to a formula that takes into account the compounding effect of the reinvestment of dividends. Performance for each Class of shares may vary due to variations in expenses of each Class of shares. Any fees charged by a Participating

619109.4
                                                                4

Organization directly to a customers account will not be included in yield calculations. See "How to Purchase and Redeem Shares - Investments through Participating Organizations."

An investment in the Fund entails certain risks, including risks associated with the purchase of when-issued securities, repurchase agreements and with privately placed securities, as well as certain risks associated with the purchase of foreign issues. Risk factors for the Fund are further described under "Risk Factors and Additional Investment Information" herein.

INVESTMENT OBJECTIVES,
POLICIES AND RISKS

Social Criteria of Fund
The policy of the Fund is to seek investments in issuers that are not to any degree engaged in manufacturing defense or weapons-related products. The policy of the Fund is to exclude from its portfolio securities of (i) companies engaged in military activities, (ii) companies appearing on the United States Department of Defense list of 100 largest contractors (a copy of which may be obtained from the Office of the Secretary, Department of Defense, Washington, D.C. 20310) if five percent (5%) or more of the gross sales of such companies are derived from contracts with the United States Department of Defense, (iii) other companies contracting with the United States Department of Defense if five percent (5%) or more of the gross sales of such companies are derived from contracts with the United States Department of Defense, and (iv) companies which derive revenue from the manufacture of liquor, tobacco and/or gambling products.

In order to properly supervise a securities portfolio containing the limitations described above, care must be exercised to continuously monitor developments of the issuers whose securities are included in the Fund. Developments and trends in the economy and financial markets are also considered, and the screening of many securities is required to implement the investment philosophy of the Fund. The Advisor, Pax World Management Corp., is responsible for such supervision and screening of the securities included in the Fund.

If it is determined after the initial purchase by the Fund that the company's activities fall within the exclusion described above (either by acquisition, merger or otherwise), the securities of such company will be eliminated from the portfolio as soon thereafter as possible taking into consideration (i) any gain or loss which may be realized from such elimination, (ii) the tax implications of such elimination, (iii) market timing, and the like. In no event, however, will such security be retained longer than six (6) months from the time the Fund learns of the investment disqualification. This requirement may cause the Fund to dispose of the security at a time when it may be disadvantageous to do so.

The Fund's investment objective is a fundamental policy and may not be changed without the approval of the holders of a majority of the Fund's outstanding voting securities, as defined in the 1940 Act. Investment policies that are not fundamental may be modified by the Board of Directors.

Permitted Investments:
United States Government Securities: Short-term obligations issued or guaranteed by agencies or instrumentalities of the United States Government the proceeds of which are earmarked for a specific purpose which complies with the investment objectives and policies of the Fund. These include issues of agencies and instrumentalities established under the authority of an act of Congress. These securities are not supported by the full faith and credit of the United States Treasury, some are supported by the right of the issuer to borrow from the Treasury, and still others are supported only by the credit of the agency or instrumentality. Although obligations of federal agencies and instrumentalities are not debts of the United States Treasury, in some cases payment of interest and principal on such obligations is guaranteed by the United States Government, e.g., obligations of the Federal Housing Administration, the Export-Import Bank of the United States, the Small Business Administration, the Government National Mortgage Association, the General Services Administration and the Maritime Administration; in other cases payment of interest and principal is not guaranteed, e.g., obligations of the Federal Home Loan Bank System and the Federal Farm Credit Bank.

Domestic and Foreign Bank Obligations: Certificates of deposit, time deposits, commercial paper, bankers' acceptances issued by domestic banks, foreign branches of domestic banks, foreign subsidiaries of domestic banks, and domestic and foreign branches of foreign banks and corporate instruments supported by bank letters of credit. See "Risk Factors and Additional Investment Information" herein. Certificates of deposit are certificates representing the obligation of a bank to repay funds deposited with it for a specified period of time. Time deposits are non-negotiable deposits maintained in a bank for a specified period of time (in no event longer than seven days) at a stated interest rate. Time deposits and certificates of deposit which may be held by the Fund will not benefit from insurance from the Federal Deposit Insurance Corporation. Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. The Fund limits its investments in obligations of domestic banks, foreign branches of domestic banks and foreign

619109.4
                                                                5
subsidiaries of domestic banks to banks having total assets in excess of one billion dollars or the equivalent in other currencies. The Fund limits its investments in obligations of domestic and foreign branches of foreign banks to dollar-denominated obligations of such banks which at the time of investment have more than $5 billion, or the equivalent in other currencies, in total assets and which are considered by the Fund's Board of Directors to be First Tier Eligible Securities (as defined below) at the time of acquisition. The Fund generally limits investments in bank instruments to (a) those which are fully insured as to principal by the FDIC or (b) those issued by banks which at the date of their latest public reporting have total assets in excess of $1.5 billion. However, the total assets of a bank will not be the sole factor determining the Fund's investment decisions and the Fund may invest in bank instruments issued by institutions which the Fund's Board of Directors believes present minimal credit risks.

U.S. dollar-denominated obligations issued by foreign branches of domestic banks or foreign branches of foreign banks ("Eurodollar" obligations) and domestic branches of foreign banks ("Yankee dollar" obligations). The Fund will limit its aggregate investments in foreign bank obligations, including Eurodollar obligations and Yankee dollar obligations, to 25% of its total assets at the time of purchase, provided that there is no limitation on the Fund investments in (a) Eurodollar obligations, if the domestic parent of the foreign branch issuing the obligations is unconditionally liable in the event that the foreign branch fails to pay on the Eurodollar obligation for any reason; and (b) Yankee dollar obligations, if the U.S. branch of the foreign bank is subject to the same regulation as U.S. banks. Eurodollar, Yankee dollar and other foreign bank obligations include time deposits, which are non-negotiable deposits maintained in a bank for a specified period of time at a stated interest rate. The Fund will limit its purchases of time deposits to those which mature in seven days or less, and will limit its purchases of time deposits maturing in two to seven days to 10% of such Fund's total assets at the time of purchase.

Eurodollar and other foreign obligations involve special investment risks, including the possibility that liquidity could be impaired because of future political and economic developments, that the obligations may be less marketable than comparable domestic obligations of domestic issuers, that a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations, that deposits may be seized or nationalized, that foreign governmental restrictions such as exchange controls may be adopted which might adversely affect the payment of principal of and interest on those obligations, that the selection of foreign obligations may be more difficult because there may be less information publicly available concerning foreign issuers, that there may be difficulties in enforcing a judgment against a foreign issuer or that the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign issuers may differ from those applicable to domestic issuers. In addition, foreign banks are not subject to examination by United States Government agencies or instrumentalities.

Since the Fund may contain securities issued by foreign agencies or instrumentalities, and by foreign branches of domestic banks, foreign subsidiaries of domestic banks, domestic and foreign branches of foreign banks, and commercial paper issued by foreign issuers, the Fund may be subject to additional investment risks with respect to those securities that are different in some respects from those incurred by a fund which invests only in debt obligations of the United States and domestic issuers, although such obligations may be higher yielding when compared to the securities of the United States and domestic issuers. In making foreign investments, therefore, the Fund will give appropriate consideration to the following factors, among others.

Foreign securities markets generally are not as developed or efficient as those in the United States. Securities of some foreign issuers are less liquid and more volatile than securities of comparable United States issuers. Similarly, volume and liquidity in most foreign securities markets are less than in the United States and, at times, volatility of price can be greater than in the United States. The issuers of some of these securities, such as bank obligations, may be subject to less stringent or different regulation than are United States issuers. In addition, there may be less publicly available information about a non-United States issuer and non-United States issuers generally are not subject to uniform accounting and financial reporting standards, practices and requirements comparable to those applicable to United States issuers.

Because evidences of ownership of such securities usually are held outside the United States, the Fund will be subject to additional risks which include possible adverse political and economic developments, possible seizure or nationalization of foreign deposits and possible adoption of governmental restrictions which might adversely affect the payment of principal and interest on the foreign securities or might restrict the payment of principal and interest to the issuer, whether from currency blockage or otherwise.

Furthermore, some of these securities may be subject to stamp or other excise taxes levied by foreign governments, which have the effect of increasing the cost of such securities and reducing the realized gain or increasing the realized loss on such securities at the time of sale. Income earned or received by the Fund from sources within foreign countries may be reduced by withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States, however, may reduce or eliminate such taxes. The Advisor and Sub-Advisor will attempt to minimize such taxes by timing of transactions and other strategies, but there can be no assurance that such efforts will be successful.

619109.4
                                                                6

All such taxes paid by the Fund will reduce its net income available for distribution to shareholders. The Advisor and SubAdvisor will consider available yields, net of any required taxes, in selecting foreign securities.

Variable Amount Master Demand Notes: unsecured demand notes that permit investment of fluctuating amounts of money at variable rates of interest pursuant to arrangements with issuers who meet the foregoing quality criteria. The interest rate on a variable amount master demand note is periodically redetermined according to a prescribed formula. Although there is no secondary market in master demand notes, the payee may demand payment of the principal and interest upon notice not exceeding five business or seven calendar days.

Commercial Paper and Certain Debt Obligations: commercial paper or short-term debt obligations that have been determined by the Fund's Board of Directors to present minimal credit risks and that are First Tier Eligible Securities (as defined below) at the time of acquisition, so that the Fund is able to employ the amortized cost method of valuation. Commercial paper generally consists of short-term unsecured promissory notes issued by corporations, banks or other borrowers.

The Fund may only purchase securities that have been determined by the Fund's Board of Directors to present minimal credit risks and that are First Tier Eligible Securities at the time of acquisition. The term First Tier Eligible Securities means (i) securities that have remaining maturities of 397 days or less and are rated in the highest short-term rating category by any two nationally recognized statistical rating organizations ("NRSROs") or in such category by the only NRSRO that has rated the securities (collectively, the "Requisite NRSROs") (acquisition in the latter situation must also be ratified by the Board of Directors); (ii) securities that have remaining maturities of 397 days or less but that at the time of issuance were long-term securities and whose issuer has received from the Requisite NRSROs a rating with respect to comparable short-term debt in the highest short-term rating category; and (iii) unrated securities determined by the Fund's Board of Directors to be of comparable quality. Where the issuer of a long-term security with a remaining maturity which would otherwise qualify it as a First Tier Eligible Security does not have rated short-term debt outstanding, the long-term security is treated as unrated but may not be purchased if it has a long-term rating from any NRSRO that is below the two highest long-term categories. A determination of comparability by the Board of Directors is made on the basis of its credit evaluation of the issuer, which may include an evaluation of a letter of credit, guarantee, insurance or other credit facility issued in support of the securities or participation certificates. While there are several organizations that currently qualify as NRSROs, two examples of NRSROs are Standard & Poor's Rating Services, a division of the McGraw-Hill Companies("S&P") and Moody's Investors Service, Inc. ("Moody's"). The two highest ratings by Moody's for debt securities are "Aaa" and "Aa" or by S&P are "AAA" and "AA". The highest rating for domestic and foreign commercial paper is "Prime-1" by Moody's or "A- 1" by S&P and "SP-1/AA" by S&P or "VMIG-1" and "VMIG-2" by Moody's in the case of variable and floating rate demand notes. (See "Description of Ratings" in the Statement of Additional Information.)

Subsequent to its purchase by the Fund, the quality of an investment may cease to be rated or its rating may be reduced so that it ceases to be a First Tier Eligible Security. If this occurs, the Board of Directors of the Fund shall reassess promptly whether the security presents minimal credit risks and shall cause the Fund to take such action as the Board of Directors determines is in the best interest of the Fund and its shareholders. However, reassessment is not required if the security is disposed of or matures within five business days of the Advisor and Sub-Advisor becoming aware of the new rating and provided further that the Board of Directors is subsequently notified of the Advisor's and Sub-Advisor's actions.

In addition, in the event that a security (1) is in default, (2) ceases to be an eligible investment under Rule 2a-7 or (3) is determined to no longer present minimal credit risks, the Fund will dispose of the security absent a determination by the Fund's Board of Directors that disposal of the security would not be in the best interest of the Fund. In the event that the security is disposed of, it shall be disposed of as soon as practicable, consistent with achieving an orderly disposition by sale, exercise of any demand feature, or otherwise. In the event of a default with respect to a security which immediately before default accounted for 1/2 of 1% or more of the Fund's total assets, the Fund shall promptly notify the Securities and Exchange Commission of such fact and of the actions that the Fund intends to take in response to the situation.

The Fund may enter into repurchase agreements providing for resale in 397 days or less covering any of the foregoing securities which may have maturities in excess of 397 days, provided that the instruments serving as collateral for the agreements are eligible for inclusion in the Fund.

RISK FACTORS AND ADDITIONAL
INVESTMENT INFORMATION
When-Issued and Delayed Delivery Securities
The Fund may purchase securities on a when-issued or delayed delivery basis. Delayed delivery agreements are commitments by the Fund to dealers or issuers to acquire securities beyond the customary same-day settlement for money market instruments. These commitments fix the payment price and interest rate to be received on the investment. Delayed delivery agreements will not be used as a speculative or leverage technique. Rather, from time to time, the Advisor and

619109.4
                                                                7
the Sub-Adivsor can anticipate that cash for investment purposes will result from scheduled maturities of existing portfolio instruments or from net sales of shares of the Fund; therefore, to assure that the Fund will be as fully invested as possible in instruments meeting its investment objective, the Fund may enter into delayed delivery agreements, but only to the extent of anticipated funds available for investment during a period of not more than five business days.

Money Market Obligations are sometimes offered on a "when-issued" basis, that is, the date for delivery of and payment for the securities is not fixed at the date of purchase, but is set after the securities are issued (normally within forty-five days after the date of the transaction). The payment obligation and the interest rate that will be received on the securities are fixed at the time the buyer enters into the commitment. The Fund will only make commitments to purchase such Money Market Instruments with the intention of actually acquiring such securities, but the Fund may sell these securities before the settlement date if it is deemed advisable.

If the Fund enters into a delayed delivery agreement or purchases a when-issued security, it will direct Investors Fiduciary Trust Company, the Fund's custodian (the "Custodian") to place cash or other high grade securities (including Money Market Obligations) in a separate account of the Fund in an amount equal to its delayed delivery agreements or whenissued commitments. If the market value of such securities declines, additional cash or securities will be placed in the account on a daily basis so that the market value of the account will equal the amount of the Fund's delayed delivery agreements and when-issued commitments. To the extent that funds are in a separate account, they will not be available for new investment or to meet redemptions. Investment in securities on a when-issued basis and use of delayed agreements may increase the Fund's exposure to market fluctuation; or may increase the possibility that the Fund will incur a short-term loss, if the Fund must engage in portfolio transactions in order to honor a when-issued commitment or accept delivery of a security under a delayed delivery agreement. The Fund will employ techniques designed to minimize these risks.

No additional delayed delivery agreements or when-issued commitments will be made if more than 25% of a Fund's net assets would become so committed. The Fund will enter into when-issued and delayed delivery transactions only when the time period between trade date and settlement date is at least 30 days and not more than 120 days.

Repurchase Agreements
When the Fund purchases securities, it may enter into a repurchase agreement with the seller wherein the seller agrees, at the time of sale, to repurchase the security at a mutually agreed upon time and price, thereby determining the yield during the purchaser's holding period. This arrangement results in a fixed rate of return insulated from market fluctuations during such period. The Fund may enter into repurchase agreements with member banks of the Federal Reserve System and with broker-dealers who are recognized as primary dealers in United States government securities by the Federal Reserve Bank of New York whose creditworthiness has been reviewed and found to meet the investment criteria of the Fund. Although the securities subject to the repurchase agreement might bear maturities exceeding 397 days, settlement for the repurchase would never be more than one year after the Fund's acquisition of the securities and normally would be within a shorter period of time. The resale price will be in excess of the purchase price, reflecting an agreed upon market rate effective for the period of time the Fund's money will be invested in the security, and will not be related to the coupon rate of the purchased security. At the time the Fund enters into a repurchase agreement the value of the underlying security, including accrued interest, will be equal to or exceed the value of the repurchase agreement and, in the case of a repurchase agreement exceeding one day, the seller will agree that the value of the underlying security, including accrued interest, will at all times be equal to or exceed the value of the repurchase agreement. The Fund may engage in a repurchase agreement with respect to any security in which it is authorized to invest, even though the underlying security may mature in more than one year. The collateral securing the seller's obligation must be of a credit quality at least equal to the Fund's investment criteria for Fund securities and will be held by the Fund's custodian or in the Federal Reserve Book Entry System. Nevertheless, if the seller of a repurchase agreement fails to repurchase the obligation in accordance with the terms of the agreement, the Fund which entered into the repurchase agreement may incur a loss to the extent that the proceeds it realized on the sale of the underlying obligation are less than the repurchase price. Repurchase agreements may be considered loans to the seller of the underlying security. Income with respect to repurchase agreements is not tax-exempt. If bankruptcy proceedings are commenced with respect to the seller, the Fund's realization upon the collateral may be delayed or limited. The Fund may invest no more than 10% of its net assets in illiquid securities including repurchase agreements maturing in more than seven days. See "Investment Restrictions" herein. The Fund may, however, enter into "continuing contract" or "open" repurchase agreements under which the seller is under a continuing obligation to repurchase the underlying obligation from the Fund on demand and the effective interest rate is negotiated on a daily basis.

Securities purchased pursuant to a repurchase agreement are held by the Fund's custodian and (i) are recorded in the name of the Fund with the Federal Reserve Book Entry System or (ii) the Fund receives daily written confirmation of each purchase of a security and a receipt from the custodian. The Fund purchases securities subject to a repurchase agreement only when the purchase price of the security acquired is equal to or less than its market price at the time of purchase.


619109.4
                                                                8

Privately Placed Securities
The Fund may invest in securities issued as part of privately negotiated transactions between an issuer and one or more purchasers. Except with respect to certain commercial paper issued in reliance on the exemption from regulations in Section 4(2) of the Securities Act of 1933 (the "Securities Act") and securities subject to Rule 144A of the Securities Act which are discussed below, these securities are typically not readily marketable and are therefore considered illiquid securities. The price the Fund pays for illiquid securities, and any price received upon resale, may be lower than the price paid or received for similar securities with a more liquid market. Accordingly, the valuation of privately placed securities purchased by the Fund will reflect any limitations on their liquidity.

The Fund may purchase securities that are not registered ("restricted securities") under the Securities Act, but can be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act. The Fund may also purchase certain commercial paper issued in reliance on the exemption from regulations in Section 4(2) of the Securities Act ("4(2) Paper"). However, the Fund will not invest more than 10% of its net assets in illiquid investments, which include securities for which there is no readily available market, securities subject to contractual restriction on resale, certain investments in ]asset-backed and receivable-backed securities and restricted securities (unless, with respect to these securities and 4(2) Paper, the Fund's Directors continuously determine, based on the trading markets for the specific restricted security, that it is liquid). The Directors may adopt guidelines and delegate to the Advisor or Sub-Advisor the daily function of determining and monitoring liquidity of restricted securities and 4(2) Paper. The Directors, however, will retain sufficient oversight and be ultimately responsible for these determinations.

Since it is not possible to predict with assurance exactly how this market for restricted securities sold and offered under Rule 144A will develop, the Directors will carefully monitor the Fund's investments in these securities, focusing on such factors, among others, as valuation, liquidity and availability of information. This investment practice could have the effect of increasing the level of illiquidity in the Fund to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities.

INVESTMENT RESTRICTIONS
The Fund operates under the following investment restrictions which, together with the investment objective of the Fund, may not be changed without shareholder approval and which apply to the Fund.

The Fund may not:
o invest more than 5% of the total market value of the Fund's assets (determined at the time of the proposed investment and giving effect thereto) in the securities of any one issuer other than the United States Government, its agencies or instrumentalities;

o invest more than 25% of the value of the Fund's total assets in securities of companies in the same industry (excluding United States government securities and certificates of deposit and bankers' acceptances of domestic banks) if the purchase would cause more than 25% of the value of the Fund's total assets to be invested in companies in the same industry (for the purpose of this restriction wholly-owned finance companies are considered to be in the industry of their parents if their activities are similarly related to financing the activities of their parents);

o acquire securities that are not readily marketable or repurchase agreements calling for resale within more than seven days if, as a result thereof, more than 10% of the value of its net assets would be invested in such illiquid securities;

o invest more than 5% of the Fund's assets in securities that are subject to underlying puts from the same institution, and no single bank shall issue its letter of credit and no single financial institution shall issue a credit enhancement covering more than 5% of the total assets of the Fund. However, if the puts are exercisable by the Fund in the event of default on payment of principal and interest on the underlying security, then the Fund may invest up to 10% of its assets in securities underlying puts issued or guaranteed by the same institution; additionally, a single bank can issue its letter of credit or a single financial institution can issue a credit enhancement covering up to 10% of the Fund's assets, where the puts offer the Fund such default protection;

o make loans, except that the Fund may purchase for the Fund the debt securities described above under "Investment Objectives, Policies and Risks" and may enter into repurchase agreements as therein described;

o borrow money, unless (i) the borrowing does not exceed 10% of the total market value of the assets of the Fund with respect to which the borrowing is made (determined at the time of borrowing but without giving

619109.4
                                                                9
                  effect thereto) and the money is borrowed from one or more banks as a temporary measure for extraordinary or emergency purposes or to meet unexpectedly heavy redemption requests and furthermore the Fund will not make additional investments when borrowings exceed 5% of the Fund's net assets; and

o pledge, mortgage, assign or encumber any of the Fund's assets except to the extent necessary to secure a borrowing permitted by clause (d) made with respect to the Fund.



MANAGEMENT OF THE FUND
Management, Advisory and Sub-Advisory
Agreements

The Fund's Board of Directors, which is responsible for the overall management and supervision of the Fund, has employed Pax World Management Corp., 222 State Street, Portsmouth, New Hampshire 03801 (the "Advisor"), to act as investment advisor to the Fund. The Advisor was incorporated in 1970 under the laws of the State of Delaware and is a registered investment advisor, under the 1940 Act. Pursuant to the terms of an Advisory Agreement entered into between the Fund and the Advisor (the "Advisory Agreement"), the Advisor, subject to the supervision of the Board of Directors of the Fund, is responsible for determining whether contemplated investments satisfy the social responsibility criteria applied to the Fund and for overseeing the performance of the Sub-Advisor. Under the Advisory Agreement the Fund will pay the Advisor an annual advisory fee of .15% of the Fund's average daily net assets. As of December 31, 1996, the Advisor had over $600,000,000 in assets under management by virtue of serving as the Advisor to the Pax World Fund, Inc. (the "Pax World Fund") and the Pax World Growth Fund, Inc. (the "Pax World Growth Fund"). The Advisor has no clients other than the Fund, the Pax World Fund and the Pax World Growth Fund. Reich & Tang Asset Management L.P. will serve as the SubAdvisor of the Fund under a Sub-Advisory Agreement entered into between the Advisor and the Sub-Advisor (the "SubAdvisory Agreement"). The Advisor and Sub-Advisor provide persons satisfactory to the Fund's Board of Directors to serve as officers of the Fund. Such officers, as well as certain other employees and Directors of the Fund, may be officers of the Advisor, Reich & Tang Asset Management, Inc., the sole general partner of the Sub-Advisor or employees of the SubAdvisor or its affiliates. Due to the services performed by the Advisor and Sub-Advisor, the Fund currently has no employees and its officers are not required to devote full-time to the affairs of the Fund. The Statement of Additional Information contains general background information regarding each Director and principal officer of the Fund.

The Sub-Advisor is a Delaware limited partnership and a registered investment advisor, under the 1940 Act, with its principal office at 600 Fifth Avenue, New York, New York 10020. The Sub-Advisor, as of July 31, 1997, was investment manager, advisor or supervisor with respect to assets aggregating approximately $10.67 billion. The Sub-Advisor acts as manager or administrator of [fifteen] other registered investment companies and also advises pension trusts, profit-sharing trusts and endowments.

New England Investment Companies, L.P. ("NEICLP") is the limited partner and owner of a 99.5% interest in the Sub- Advisor. Reich & Tang Asset Management, Inc. (a wholly-owned subsidiary of NEICLP) is the general partner and owner of the remaining .5% interest of the Sub-Advisor. New England Investment Companies, Inc. ("NEIC"), a Massachusetts Corporation, serves as the sole general partner of NEICLP.

On August 30, 1996, The New England Mutual Life Insurance Company ("The New England") and Metropolitan Life Insurance Company ("MetLife") merged, with MetLife being the continuing company. The Sub-Advisor is an indirect wholly-owned subsidiary of NEICLP, but Reich & Tang Asset Management, Inc., its sole general partner, is now an indirect subsidiary of MetLife. Also, MetLife New England Holdings, Inc., a wholly-owned subsidiary of MetLife, owns approximately 48.5% of the outstanding limited partnership interest of NEICLP and may be deemed a "controlling person" of the SubAdvisor. Reich & Tang, Inc. owns approximately 16% of the outstanding partnership units of NEICLP.

MetLife is a mutual life insurance company with assets of $297.6 billion at December 31, 1996. It is the second largest life insurance company in the United States in terms of total assets. MetLife provides a wide range of insurance and investment products and services to individuals and groups and is the leader among United States life insurance companies in terms of total life insurance in force, which exceeded $1.6 trillion at December 31, 1996 for MetLife and its insurance affiliates. MetLife and its affiliates provide insurance or other financial services to approximately 36 million people worldwide.

NEIC is a holding company offering a broad array of investment styles across a wide range of asset categories through thirteen subsidiaries, divisions and affiliates to institutional clients. Its business units include AEW Capital Management, L.P., Back Bay Advisors, L.P., Capital Growth Management, L.P., Graystone Partners, L.P., Harris Associates, L.P., Jurika & Voyles, L.P., Loomis, Sayles & Company, L.P., New England Investment Associates, Inc., Reich & Tang Capital

619109.4
                                                                10

Management, Reich & Tang Funds, Vaughan-Nelson, Scarborough & McConnell, Inc., and Westpeak Investment Advisors, L.P. These affiliates in the aggregate are investment advisors or managers to 80 other registered investment companies.

On , the Board of Directors, including a majority of the Directors who are not interested persons (as defined in the 1940 Act) of the Fund, the Advisor or the Sub-Advisor, approved an Investment Advisory Agreement with Pax World Management Corp. and a Sub-Advisory Agreement with Reich & Tang Asset Management L.P. each effective , which have terms which extend to and may be continued in force thereafter for successive twelve-month periods beginning each , provided that such continuance is specifically approved annually by majority vote of the Fund's outstanding voting securities or by a majority of the Directors who are not parties to the Investment Advisory Agreement and Sub-Advisory Agreement or interested persons of any such party, by votes cast in person at a meeting called for the purpose of voting on such matter. The Investment Advisory Agreement and Sub-Advisory Agreement were approved by the sole shareholder of the Fund on , 1997.

Pursuant to the terms of a Sub-Advisory Agreement between the Advisor and the Sub-Advisor, the Sub-Advisor manages the Fund's portfolio of securities and makes the decisions with respect to the purchase and sale of investments, subject to the general control of the Board of Directors of the Fund and the determination of the Advisor that the contemplated investments satisfy the social responsibility criteria applied to the Fund. Under the Sub-Advisory Agreement the Advisor will pay the Sub-Advisor an annual management fee of [.075]% of the Fund's average daily net assets from its advisory fee. The management fees are accrued daily and paid monthly. The Sub-Advisor, at its discretion, may voluntarily waive all or a portion of the Management Fee.

Pursuant to an Administrative Services Agreement for the Fund, the Sub-Advisor performs clerical, accounting supervision and office service functions for the Fund and provides the Fund with personnel to (i) supervise the performance of bookkeeping and related services by Investors Fiduciary Trust Company, the Fund's bookkeeping agent; (ii) prepare reports to and filings with regulatory authorities; and (iii) perform such other administrative services as the Fund may from time to time request of the Sub-Advisor. The personnel rendering such services may be employees of the Sub-Advisor or its affiliates. The Fund reimburses the Sub-Advisor for all of the Fund's operating costs including rent, depreciation of equipment and facilities, interest and amortization of loans financing equipment used by the Fund and all the expenses incurred to conduct the Fund's affairs. The amount of such reimbursement must be agreed upon between the Fund and the Sub-Advisor. The Sub-Advisor, at its discretion, may voluntarily waive all or a portion of the administrative services fee and the operating expense reimbursement. For its services under the Administrative Services Agreement, the SubAdvisor receives an annual fee of .10% of the Fund's average daily net assets.

Any portion of the total fees received by the Advisor and Sub-Advisor and their past profits may be used to provide shareholder services and for distribution of Fund shares. (See "Distribution and Service Plan" herein.) The fees are accrued daily and paid monthly.

DESCRIPTION OF COMMON STOCK

The authorized capital stock of the Fund, which was incorporated on November 26, 1997 in Maryland, consists of twenty billion shares of stock having a par value of one tenth of one cent ($.001) per share. Except as noted below, each share has equal dividend, distribution, liquidation and voting rights within the Fund and a fractional share has those rights in proportion to the percentage that the fractional share represents of a whole share. Generally, shares will be voted in the aggregate except if voting by Fund Class is required by law or the matter involved affects only one Fund Class, in which case shares will be voted separately by Fund Class. There are no conversion or preemptive rights in connection with any shares of the Fund. All shares when issued in accordance with the terms of the offering will be fully paid and nonassessable. Shares of the Fund are redeemable at net asset value, at the option of the shareholder. On , 1997, the Sub-Advisor purchased $100,000 of the Fund's shares at an initial subscription price of $1.00 per share.

The Fund is subdivided into three classes of shares of beneficial interest. Each share, regardless of Class, will represent an interest in the same portfolio of investments and will have identical voting, dividend, liquidation and other
rights,  preferences,   powers,   restrictions,   limitations,   qualifications,
designations and terms and conditions, except that: (i) each Class of shares will have different class designations; (ii) only the Individual Investor Class and Broker Service Class shares will be assessed a Shareholder Servicing Fee of
 .25% of the average daily net assets of the Individual Investor Class and Broker Service Class shares of the Fund pursuant to the Rule 12b-1 Distribution and Service Plan of the Fund; (iii) only the holders of the Individual Investor Class and Broker Service Class shares will be entitled to vote on matters pertaining to the Plan and any related agreements applicable to that class in accordance with provisions of Rule 12b-1; (iv) only the Broker Service Class shares will be assessed an additional sub-transfer agent accounting fee of .20% of the average daily net assets of the Broker Service Class shares of the Fund; and (v) the exchange privilege will permit shareholders to exchange their shares only for shares of a fund that participates in an Exchange Privilege Program with the Fund. Payments that are made under the Plans will be calculated and charged daily to the appropriate Class prior to determining daily net asset value per share and dividends/distributions.

619109.4
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



Generally, all shares will be voted in the aggregate, except if voting by Class is required by law or the matter involved affects only one Class, in which case shares will be voted separately by Class. The shares of the Fund have non-cumulative voting rights, which means that the holders of more than 50% of the shares outstanding voting for the election of directors can elect 100% of the directors if the holders choose to do so, and, in that event, the holders of the remaining shares will not be able to elect any person or persons to the Board of Directors. The Fund's By-laws provide the holders of a majority of the outstanding shares of the Fund present at a meeting in person or by proxy will constitute a quorum for the transaction of business at all meetings.

HOW TO PURCHASE AND REDEEM SHARES
Investors who have accounts with Participating Organizations may invest in the Fund through their Participating Organizations in accordance with the procedures established by the Participating Organizations. Certain Participating Organizations are compensated by the Distributor from its Shareholder Servicing Fee and by the Sub-Advisor from its management fee for the performance of these services. An investor who purchases shares through a Participating Organization that receives payment from the Sub-Advisor or the Distributor will become an Individual Investor Class or Broker Service Class shareholder. (See "Investments Through Participating Organizations" herein.) All other investors, and investors who have accounts with Participating Organizations but who do not wish to invest in the Fund through their Participating Organizations, may invest in the Fund directly as Institutional Class shareholders of the Fund and not receive the benefit of the servicing functions performed by a Participating Organization. Institutional Class shares may also be offered to investors who purchase their shares through Participating Organizations who do not receive compensation from the Distributor or the Sub-Advisor because they may not be legally permitted to receive such as fiduciaries. The SubAdvisor pays the expenses incurred in the distribution of Institutional Class shares. Participating Organizations whose clients become Institutional Class shareholders will not receive compensation from the Sub-Advisor or Distributor for the servicing they may provide to their clients. (See "Direct Purchase and Redemption Procedures" herein.) With respect to the Institutional Class of shares, the minimum initial investment in the Fund is $100,000.

The Fund sells and redeems its shares on a continuing basis at their net asset value and does not impose a sales charge for either sales or redemptions. All transactions in Fund shares are effected through the Fund's transfer agent which accepts orders for purchases and redemptions from the Distributor and from shareholders directly.

In order to maximize earnings, the Fund normally has its assets as fully invested as is practicable. Many securities in which the Fund invests require immediate settlement in funds of Federal Reserve member banks on deposit at a Federal Reserve bank (commonly known as "Federal Funds"). Accordingly, the Fund does not accept a subscription or invest an investor's payment in portfolio securities until the payment has been converted into Federal Funds.

Shares will be issued as of the first determination of the Fund's net asset value per share for each Class made after acceptance of the investor's purchase order. An investor's funds will not be invested by the Fund during the period before the Fund's receipt of Federal Funds and its issuance of Fund shares. The Fund reserves the right to reject any purchase order for its shares.

Shares are issued as of 12:00 noon, New York City time, on any Fund Business Day, as defined herein, on which an order for the shares and accompanying Federal Funds are received by the Fund's transfer agent before 12:00 noon, New York City time. Orders accompanied by Federal Funds and received after 12:00 noon, New York City time on a Fund Business Day will not result in share issuance until the following Fund Business Day. Fund shares begin accruing income on the day the shares are issued to an investor.

There is no redemption charge, no minimum period of investment and no restriction on frequency of withdrawals. Proceeds of redemptions are paid by check or bank wire. Unless other instructions are given in proper form to the Fund's transfer agent, a check for the proceeds of a redemption will be sent to the shareholder's address of record. If a shareholder elects to redeem all the shares of the Fund he owns, all dividends credited to the shareholder up to the date of redemption are paid to the shareholder in addition to the proceeds of the redemption.

The date of payment upon redemption may not be postponed for more than seven days after shares are tendered for redemption, and the right of redemption may not be suspended, except for any period during which the New York Stock Exchange, Inc. is closed (other than customary weekend and holiday closings) or during which the Securities and Exchange Commission determines that trading thereon is restricted, or for any period during which an emergency (as determined by the Securities and Exchange Commission) exists as a result of which disposal by the Fund of its securities is not reasonably practicable or as a result of which it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or for such other period as the Securities and Exchange Commission may by order permit for the protection of the shareholders of the Fund.


619109.4
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



Redemption requests received by the Fund's transfer agent before 12:00 noon, New York City time, on any day on which the New York Stock Exchange, Inc. is open for trading become effective at 12:00 noon that day. A redemption request received after 12:00 noon on any day on which the New York Stock Exchange, Inc. is open for trading becomes effective on the next Fund Business Day. Shares redeemed are not entitled to participate in dividends declared on the day or after the day a redemption becomes effective.

The Fund has reserved the right to redeem the shares of any shareholder if the net asset value of all the remaining shares in his account after a withdrawal is less than $[500]. Written notice of any such mandatory redemption will be given at least 30 days in advance to any shareholder whose account is to be redeemed or the Fund may impose a monthly service charge of $10 on such accounts. During the notice period any shareholder who receives such a notice may (without regard to the normal $[100] requirement for an additional investment) make a purchase of additional shares to increase his total net asset value at least to the minimum amount and thereby avoid such mandatory redemption.

The Fund has reserved the right to charge individual shareholder accounts for expenses actually incurred by such account for postage, wire transfers and certain other shareholder expenses, as well as to impose a monthly service charge for accounts whose net asset value falls below the minimum amount.

Investments Through
Participating Organizations
Investors who have accounts with Participating Organziations ("Participant Investors") may, if they wish, invest in the Fund through the Participating Organizations with which they have accounts. "Participating Organizations" are securities brokers, banks and financial institutions or other industry professionals or organizations which have entered into shareholder servicing agreements with the Distributor with respect to investment of their customer accounts in the Fund. When instructed by its customer to purchase or redeem Fund shares, the Participating Organization, on behalf of the customer, transmits to the Fund's transfer agent a purchase or redemption order, and in the case of a purchase order, payment for the shares being purchased.

Participating Organizations may confirm to their customers who are shareholders in the Fund each purchase and redemption of Fund shares for the customers' accounts. Also, Participating Organizations may send their customers periodic account statements showing the total number of Fund shares owned by each customer as of the statement closing date, purchases and redemptions of Fund shares by each customer during the period covered by the statement and the income earned by Fund shares of each customer during the statement period (including dividends paid in cash or reinvested in additional Fund shares). Participant Investors whose Participating Organizations have not undertaken to provide such statements will receive them from the Fund directly.

Participating Organizations may charge Participant Investors a fee in connection with their use of specialized purchase and redemption procedures offered to Participant Investors by the Participating Organizations. In addition, Participating Organizations offering purchase and redemption procedures similar to those offered to shareholders who invest in the Fund directly may impose charges, limitations, minimums and restrictions in addition to or different from those applicable to shareholders who invest in the Fund directly. Accordingly, the net yield to investors who invest through Participating Organizations may be less than by investing in the Fund directly. A Participant Investor should read this Prospectus in conjunction with the materials provided by the Participating Organization describing the procedures under which Fund shares may be purchased and redeemed through the Participating Organization.

In the case of qualified Participating Organizations, orders received by the Fund's transfer agent before 12:00 noon, New York City time, on a Fund Business Day, without accompanying Federal Funds will result in the issuance of shares on that day provided that the Federal Funds required in connection with the orders are received by the Fund's transfer agent before 4:00 p.m., New York City time, on that day. Orders for which Federal Funds are received after 4:00 p.m., New York City time, will not result in share issuance until the following Fund Business Day. Participating Organizations are responsible for instituting procedures to insure that purchase orders by their respective clients are processed expeditiously.

DIRECT PURCHASE AND
REDEMPTION PROCEDURES
The following purchase and redemption procedures apply to investors who wish to invest in the Fund directly. These investors may obtain the subscription order form necessary to open an account by telephoning the Fund at either 212-830-5220 (within New York State) or at 800-241-[3263] (toll free outside New York State).

All shareholders will receive from the Fund a monthly statement listing the total number of shares of the Fund owned as of the statement closing date, purchases and redemptions of shares of the Fund during the month covered by the statement and the dividends paid on shares of the Fund of each shareholder during the statement period (including dividends paid in cash or reinvested in additional shares of the Fund). Certificates for Fund shares will not be issued to an investor.

619109.4
                                                                13

Initial Purchase of Shares
Mail
Investors may send a check made payable to the Fund along with a completed Subscription order form to:
         Pax World Money Market Fund, Inc.
         c/o Reich & Tang Funds
         600 Fifth Avenue-8th Floor
         New York, New York 10020

Checks are accepted subject to collection at full value in United States currency. Payment by a check drawn on any member bank of the Federal Reserve System can normally be converted into Federal Funds within two business days after receipt of the check. Checks drawn on a non-member bank may take substantially longer to convert into Federal Funds and to be invested in Fund shares. An investor's subscription will not be accepted until the Fund receives Federal Funds.

Bank Wire
To purchase shares of the Fund using the wire system for transmittal of money among banks, an investor should first obtain a new account number by telephoning the Fund at either 212-830-5220 (within New York State) or at 800-241-[3263] (outside New York State) and then instruct a member commercial bank to wire money immediately to:

         Investors Fiduciary Trust Company
         ABA #101003621
         Reich & Tang Funds
         DDA #890752-951-1
         For Pax World Money Market Fund, Inc.
         Account of (Investor's Name)
         Fund Account #____________________
         SS #/Tax I.D.#_____________________

The investor should then promptly complete and mail the subscription order form.

An investor planning to wire funds should instruct his bank early in the day so the wire transfer can be accomplished the same day. There may be a charge by the investor's bank for transmitting the money by bank wire, and there also may be a charge for use of Federal Funds. The Fund does not charge investors in the Fund for its receipt of wire transfers. Payment in the form of a "bank wire" received prior to 12:00 noon, New York City time, on a Fund Business Day will be treated as a Federal Funds payment received on that day.

Personal Delivery
Deliver a check made payable to "Pax World Money Market Fund, Inc." along with a completed subscription order form to:

Reich & Tang Funds
600 Fifth Avenue - 9th Floor
New York, New York  10020

Electronic Funds Transfers (EFT),
Pre-authorized Credit and Direct
Deposit Privilege

You may purchase shares of the Fund (minimum of $100) by having salary, dividend payments, interest payments or any other payments designated by you, or by having federal salary, social security, or certain veteran's military or other payments from the federal government, automatically deposited into your Fund account. You can also have money debited from your checking account. To enroll in any one of these programs, you must file with the Fund a completed EFT Application, Pre-authorized Credit Application, or a Direct Deposit Sign-Up Form for each type of payment that you desire to include in the Privilege. The appropriate form may be obtained from your broker or the Fund. You may elect at any time to terminate your participation by notifying in writing the appropriate depositing entity and/or federal agency. Death or legal incapacity will automatically terminate your participation in the Privilege. Further, the Fund may terminate your participation upon 30 days' notice to you.

Subsequent Purchases of Shares

There is a $[100] minimum for each subsequent purchase. All payments should clearly indicate the shareholder's account number. Provided that the information on the subscription order form on file with the Fund is still applicable, a shareholder

619109.4
                                                                14
may reopen an account without filing a new subscription order form at any time during the year the shareholder's account is closed or during the following calendar year.

Subsequent purchases can be made either by bank wire or by personal delivery, as indicated above, or by mailing a check to the Fund's transfer agent at:

Pax World Money Market Fund, Inc.
Mutual Funds Group
P.O. Box 13232
Newark, New Jersey  07101-3232

Redemption of Shares
A redemption is effected immediately following, and at a price determined in accordance with, the next determination of net asset value per share of each Class of the Fund following receipt by the Fund's transfer agent of the redemption order. Normally payment for redeemed shares is made on the Fund
Business Day the redemption is effected, provided the redemption request is received prior to 12:00 noon, New York City time and on the next Fund Business Day if the redemption request is received after 12:00 noon, New York City time. However, redemption requests will not be effected unless the check (including a certified or cashier's check) used for investment has been cleared for payment by the investor's bank, currently considered by the Fund to occur within 15 days after investment.

A shareholder's original subscription order form permits the shareholder to redeem by written request and to elect one or more of the additional redemption procedures described below. A shareholder may only change the instructions indicated on his original subscription order form by transmitting a written direction to the Fund's transfer agent. Requests to institute or change any of the additional redemption procedures will require a signature guarantee. When a signature guarantee is called for, the shareholder should have "Signature Guaranteed" stamped under his signature and guaranteed by an eligible guarantor institution which includes a domestic bank, a domestic savings and loan institution, a domestic credit union, a member bank of the Federal Reserve System or a member firm of a national securities exchange, pursuant to the Fund's transfer agent's standards and procedures.

Written Requests
Shareholders may make a redemption in any amount by sending a written request to:
         Pax Funds Inc.
         c/o Reich & Tang Funds
         600 Fifth Avenue-8th Floor
         New York, New York 10020

All written requests for redemption must be signed by the shareholder with signature guaranteed. Normally the redemption proceeds are paid by check mailed to the shareholder of record.

Telephone
The Fund accepts telephone requests for redemption from shareholders who elect this option. The proceeds of a telephone redemption will be sent to the shareholder at his address or to his bank account as set forth in the subscription order form or in a subsequent signature guaranteed written authorization. Redemptions following an investment by check will not be effected until the check has cleared, which could take up to 15 days after investment. The Fund may accept telephone redemption instructions from any person with respect to accounts of shareholders who elect this service, and thus shareholders risk possible loss of dividends in the event of a telephone redemption not authorized by them. Telephone requests to wire redemption proceeds must be for amounts in excess of $1,000. The Fund will employ reasonable procedures to confirm that telephone redemption instructions are genuine, and will require that shareholders electing such option provide a form of personal identification. The failure by the Fund to employ such reasonable procedures may cause the Fund to be liable for any losses incurred by investors due to telephone redemptions based upon unauthorized or fraudulent instructions. The telephone redemption option may be modified or discontinued at any time upon 60 days written notice to shareholders.

A shareholder of Institutional Class Institutional shares making a telephone withdrawal should call the Fund at 212-830- 5220; outside New York State at 800-241-3263 and state (i) the name of the shareholder appearing on the Fund's records, (ii) his account number with the Fund, (iii) the amount to be withdrawn and (iv) the name of the person requesting the redemption. Usually, the proceeds are sent to the investor on the same Fund Business Day the redemption is effected, provided the redemption request is received prior to 12:00 noon, New York City time and on the next Fund Business Day if the redemption request is received after 12:00 noon, New York City time.



619109.4
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



Specified Amount Automatic
Withdrawal Plan

Shareholders may elect to withdraw shares and receive payment from the Fund of a specified amount of $50 or more automatically on a monthly or quarterly basis. The monthly or quarterly withdrawal payments of the specified amount are made by the Fund on the 23rd day of the month. Whenever such 23rd day of the month is not a Fund Business Day, the payment date is the Fund Business Day preceding the 23rd day of the month. In order to make a payment, a number of shares equal in aggregate net asset value to the payment amount are redeemed at their net asset value on the Fund Business Day immediately preceding the date of payment. To the extent that the redemptions to make plan payments exceed the number of shares purchased through reinvestment of dividends and distributions, the redemptions reduce the number of shares purchased on original investment, and may ultimately liquidate a shareholder's investment.

The election to receive automatic withdrawal payments may be made at the time of the original subscription by so indicating on the subscription order form. The election may also be made, changed or terminated at any later time by sending a signature guaranteed written request to the transfer agent.

Exchange Privilege

Shareholders of the Fund are entitled to exchange some or all of a Class of shares in the Fund for shares of the Pax World Fund Inc. or the Pax World Growth Fund Inc., as well as certain other investment companies which retain Pax World Management Corp. as its investment advisor or sub-advisor and which participate in the exchange privilege program with the Fund. If only one class of shares is available in a particular fund, the shareholder of the Fund is entitled to exchange his or her shares for the shares available in that fund.

An exchange of shares in the Fund pursuant to the exchange privilege is, in effect, a redemption of Fund shares (at net asset value) followed by the purchase of shares of the investment company into which the exchange is made (at net asset value) and may result in a shareholder realizing a taxable gain or loss for Federal income tax purposes.

There is no charge for the exchange privilege or limitation as to frequency of exchanges. The minimum amount for an exchange is [$1,000], except that shareholders who are establishing a new account with an investment company through the exchange privilege must insure that a sufficient number of shares are exchanged to meet the minimum initial investment required for the investment company into which the exchange is being made.

The exchange privilege provides shareholders of the Fund with a convenient method to shift their investment among different investment companies when they feel such a shift is desirable. The exchange privilege is available to shareholders resident in any state in which shares of the investment company being acquired may legally be sold. Shares may be exchanged only between investment company accounts registered in identical names. Before making an exchange, the investor should review the current prospectus of the investment company into which the exchange is to be made. Prospectuses may be obtained by contacting the Distributor at the address or telephone number set forth on the cover page of this Prospectus.

Instructions for exchanges may be made by sending a signature guaranteed written request to:

Pax World Fund Family
c/o PFPC, Inc.
400 Bellevue Parkway
Wilmington, Delaware  19809

or, for shareholders who have elected that option, by telephone. The Fund reserves the right to reject any exchange request and may modify or terminate the exchange privilege at any time.

DISTRIBUTION AND SERVICE PLAN
Pursuant to Rule 12b-1 under the 1940 Act, the Securities and Exchange Commission has required that an investment company which bears any direct or indirect expense of distributing its shares must do so only in accordance with a plan permitted by Rule 12b-1. Effective ______, 1997, the Fund's Board of Directors adopted a distribution and service plan (the "Plan") and, pursuant to the Plan, the Fund and Reich & Tang Distributors L.P. (the "Distributor") entered into a Distribution Agreement and a Shareholder Servicing Agreement.

Reich & Tang Asset Management, Inc. serves as the sole general partner for both Reich & Tang Asset Management L.P. and Reich & Tang Distributors L.P., and Reich & Tang Asset Management L.P. serves as the sole limited partner of the Distributor.

619109.4
                                                                16

Under the Distribution Agreement, the Distributor serves as distributor of the Fund's shares and, for nominal consideration and as agent for the Fund, will solicit orders for the purchase of the Fund's shares, provided that any orders will not be binding on the Fund until accepted by the Fund as principal.

The Plan provides that the Advisor and Sub-Advisor may make payments from time to time from their own resources, which may include the advisory fee, the management fee and past profits for the following purposes: (i) to defray the costs of, and to compensate others, including Participating Organizations with whom the Distributor has entered into written agreements, for performing shareholder servicing and related administrative functions on behalf of the Fund; (ii) to defray the costs of, and to compensate certain others, including Participating Organizations for providing assistance in distributing the shares; and (iii) to pay the costs of printing and distributing the Fund's prospectus to prospective investors, and to defray the cost of the preparation and printing of brochures and other promotional materials, mailings to prospective shareholders, advertising, and other promotional activities, including the salaries and/or commissions of sales personnel in connection with the distribution of the Fund's shares. The Distributor may also make payments from time to time from its own resources, which may include the Shareholder Servicing Fee (with respect to Individual Investor Class and Broker Service Class shares) and past profits, for the purposes enumerated in (i) above. The Distributor will determine the amount of such payments made pursuant to the Plan, provided that such payments will not increase the amount which the Fund is required to pay to the Advisor, Sub-Advisor or Distributor for any fiscal year under either the Advisory Agreement or the SubAdvisory Agreement, the Administrative Services Contract or the Shareholder Servicing Agreement in effect for that year.

The Glass-Steagall Act and other applicable laws and regulations prohibit banks and other depository institutions from engaging in the business of underwriting, selling or distributing most types of securities. However, in the opinion of the SubAdvisor based on the advice of counsel, these laws and regulations do not prohibit such depository institutions from providing other services for investment companies such as the shareholder servicing and related administrative functions referred to above. The Fund's Board of Directors will consider appropriate modifications to the Fund's operations, including discontinuance of any payments then being made under the Plan to banks and other depository institutions, in the event of any future change in such laws or regulations which may affect the ability of such institutions to provide the above-mentioned services. It is not anticipated that the discontinuance of payments to such an institution would result in loss to shareholders or change in the Fund's net asset value. In addition, state securities laws on this issue may differ from the interpretations of Federal law expressed herein and banks and financial institutions may be required to register as dealers pursuant to state law.

DIVIDENDS, DISTRIBUTIONS AND TAXES
Each dividend and capital gains distribution, if any, declared by the Fund on its outstanding shares will, at the election of each shareholder, be paid in cash or in additional shares of the same Class having an aggregate net asset value as of the payment date of such dividend or distribution equal to the cash amount of such dividend or distribution. Election to receive dividends and distributions in cash or shares is made at the time shares are subscribed for and may be changed by notifying the Fund in writing at any time prior to the record date for a particular dividend or distribution. If the shareholder makes no election, the Fund will make the distribution in shares. There is no sales or other charge in connection with the reinvestment of dividends and capital gains distributions.

While it is intention of the Fund to distribute to its shareholders substantially all of each fiscal year's net income and net realized capital gains, if any, the amount and time of any such dividend or distribution must necessarily depend upon the realization by the Fund of income and capital gains from investments. Except as described herein, the Fund's net investment income (including net realized short-term capital gains, if any) will be declared as a dividend on each Fund Business Day. The Fund declares dividends for Saturdays, Sundays and holidays on the previous Fund Business Day. The Fund generally pays dividends monthly after the close of business on the last calendar day of each month or after the close of business on the previous Fund Business Day if the last calendar day of each month is not a Fund Business Day. Capital gains distributions, if any, will be made at least annually, and in no event later than 60 days after the end of the Fund's fiscal year. There is no fixed dividend rate, and there can be no assurance that the Fund will pay any dividends or realize any capital gains.

The Individual Investor Class and Broker Service Class shares will bear the Shareholder Servicing Fee under the Plan. As a result, the net income of and the dividends payable to the Individual Investor Class and Broker Service Class shares will be lower than the net income of and dividends payable to the Institutional Class shares of the Fund. Dividends paid to each Class of shares of the Fund will, however, be declared and paid on the same days at the same times and, except as noted with respect to the Shareholder Servicing Fee payable under the Plan, will be determined in the same manner and paid in the same amounts.

The Fund intends to qualify for and elect special treatment applicable to a "regulated investment company" under the Internal Revenue Code of 1986, as amended. To qualify as a regulated investment company, the Fund must meet certain complex tests concerning its investments and distributions. For each year the Fund qualifies as a regulated investment

619109.4
                                                                17
company, it will not be subject to federal income tax on income distributed to its shareholders in the form of dividends or capital gains distributions. Additionally, the Fund will not be subject to a federal excise tax if the Fund distributes at least 98% of its ordinary income and 98% of its capital gain income to its shareholders. Dividends of net ordinary income and distributions of net short-term capital gains are taxable to the recipient shareholders as ordinary income but will not be eligible, in the case of corporate shareholders, for the dividend-received deduction.

The Fund is required by Federal law to withhold 31% of reportable payments (which may include dividends, capital gains distributions and redemptions) paid to shareholder who have not complied with IRS regulations. In connection with this withholding requirement, a shareholder will be asked to certify on his application that the social security or tax identification number provided is correct and that the shareholder is not subject to 31% backup withholding for previous underreporting to the IRS.

NET ASSET VALUE
The Fund determines the net asset value of the shares of the Fund (computed separately for each Class of shares) as of 12:00 noon, New York City time, by dividing the value of the Fund's net assets (i.e., the value of its securities and other assets less its liabilities, including expenses payable or accrued but excluding capital stock and surplus) by the number of shares outstanding at the time the determination is made. The Fund determines its net asset value on each Fund Business Day. Fund Business Day for this purpose means any day on which the Fund's custodian is open for trading. Purchases and redemptions will be effected at the time of determination of net asset value next following the receipt of any purchase or redemption order. (See "Purchase and Redemption of Shares" and "Other Purchase and Redemption Procedures" herein.)

In order to maintain a stable net asset value per share for each Class of $1.00, the Fund's portfolio securities are valued at their amortized cost. Amortized cost valuation involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, except that if fluctuating interest rates cause the market value of the Fund's portfolio to deviate more than 1/2 of 1% from the value determined on the basis of amortized cost, the Board of Directors will consider whether any action should be initiated to prevent any material dilutive effect on investors. Although the amortized cost method provides certainty in valuation, it may result in periods during which the stated value of an instrument is higher or lower than the price an investment company would receive if the instrument were sold. There is no assurance that the Fund will maintain a stable net asset value per share of $1.00.

GENERAL INFORMATION
The Fund was incorporated under the laws of the State of Maryland on November 26, 1997 and it is registered with the Securities and Exchange Commission as a diversified, open-end management investment company.

The Fund prepares semi-annual unaudited and annual audited reports which include a list of investment securities held by the Fund and which are sent to shareholders.

As a general matter, the Fund will not hold annual or other meetings of the Fund's shareholders. This is because the By-laws of the Fund provide for annual meetings only (a) for the election of directors, (b) for approval of revised investment advisory contracts with respect to a particular class or series of stock, (c) for approval of revisions to the Fund's distribution agreement with respect to a particular class or series of stock, and (d) upon the written request of holders of shares entitled to cast not less than 25% of all the votes entitled to be cast at such meeting. Annual and other meetings may be required with respect to such additional matters relating to the Fund as may be required by the Act including the removal of Fund director(s) and communication among shareholders, any registration of the Fund with the SEC or any state, or as the Directors may consider necessary or desirable. Each Director serves until the next meeting of the shareholders called for the purpose of considering the election or reelection of such Director or of a successor to such Director, and until the election and qualification of his or her successor, elected at such a meeting, or until such Director sooner dies, resigns, retires or is removed by the vote of the shareholders.

For further information with respect to the Fund and the shares offered hereby, reference is made to the Fund's Registration Statement filed with the Securities and Exchange Commission and copies thereof may be obtained upon payment of certain duplicating fees.

CUSTODIAN AND TRANSFER AGENTS
Investors Fiduciary Trust Company, 127 West 10th Street, Kansas City, Missouri 64105, is the custodian for the Fund's cash and securities. Reich & Tang Services L.P., 600 Fifth Avenue, New York, New York 10020 is the transfer agent and dividend agent for the Institutional Class shares of the Fund. The Fund's custodian and transfer agent do not assist in, and are not responsible for, investment decisions involving assets of the Fund.


619109.4
                                                                18

         TABLE OF CONTENTS


Table of Fees and Expenses                                  PAX
Selected Financial Information                              WORLD
Introduction                                                MONEY
Investment Objectives,                                      MARKET FUND, INC.
Policies and Risks                                               PROSPECTUS
  Social Criteria of Portfolio
 Risk Factors and Additional                                   __________, 1997
Investment Information
Investment Restrictions
Management of the Fund
Description of Common Stock
How to Purchase and Redeem Shares
  Investments Through
  Participating Organizations
Direct Purchase and
Redemption Procedures
   Initial Purchase of Shares
   Electronic Fund Transfers (EFT),
    Pre-Authorized Credit
    and Direct Deposit Privilege
   Subsequent Purchases of Shares
   Redemption of Shares
    Specified Amount Automatic
    Withdrawal Plan
    Exchange Privilege
Distribution and Service Plan
Dividends, Distributions and Taxes
Net Asset Value
General Information
Custodian and Transfer Agents


619109.4

                 Subject to Completion Dated December ___, 1997
--------------------------------------------------------------------------------

PROSPECTUS
____________, 1997

PAX WORLD MONEY MARKET FUND, INC.                              600 FIFTH AVENUE
                                                          NEW YORK, N.Y.  10020
                                                                 (212) 830-5220
================================================================================
The Pax World Money Market Fund, Inc. (the "Fund") is designed to meet the short-term investment needs of institutional investors ("Institutional Investors"), individual investors and investors utilizing the Fund as a sweep vehicle ("Sweep Investors") in connection with an account with a broker-dealer that has entered into an agreement with the Fund's distributor, Reich & Tang Distributors L.P. (the "Distributor"). There are no sales loads, exchange or redemption fees associated with the Fund.

The Fund seeks to maximize current income to the extent consistent with the preservation of capital and the maintenance of liquidity and to maintain a stable net asset value of $1 per share. There can be no assurance that these objectives will be achieved. The Fund seeks to achieve these objectives by investing in short-term money market obligations with maturities of 397 days or less, including bank certificates of deposit, time deposits, bankers' acceptances, high quality commercial paper, securities issued or guaranteed by certain agencies or instrumentalities of the United States Government, and repurchase agreements calling for resale in 397 days or less backed by the foregoing securities.

Consistent with the other members of the Pax World Fund Family, the Fund seeks to achieve its objective by investing in issuers that produce life supportive goods and services and that are not to any degree engaged in manufacturing defense or weapons-related products. The policy of the Fund is to exclude from its portfolio securities of (i) companies engaged in military activities, (ii) companies appearing on the United States Department of Defense list of 100 largest contractors (a copy of which may be obtained from the Office of the Secretary, Department of Defense, Washington, D.C. 20310) if five percent (5%) or more of the gross sales of such companies are derived from contracts with the United States Department of Defense, (iii) other companies contracting with the United States Department of Defense if five percent (5%) or more of the gross sales of such companies are derived from contracts with the United States
Department of Defense, and (iv) companies which derive revenue from the manufacture of liquor, tobacco and/or gambling products. See "Introduction" on page 4.

The Fund offers three classes of shares. This Prospectus offers the Individual Investor Class shares for individual investors and the Broker Service Class shares for Sweep Investors of clearing broker-dealers that have entered into an agreement with the Distributor ("Clearing Brokers"). The Individual Investor Class and Broker Service Class shares of the Fund are subject to a service fee pursuant to the Fund's Rule 12b-1 Distribution and Service Plan and are sold through financial intermediaries who provide servicing to Individual Investor Class and Broker Service Class shareholders for which they receive compensation from the Advisor, the Sub-Advisor or the Distributor. The Broker Service Class shares are subject to an additional sub-transfer agent accounting fee. See "Description of Shares."

This Prospectus sets forth concisely the information about the Fund that prospective investors should know before investing in Individual Investor Class or Broker Service Class shares of the Fund. Additional information about the Fund, including additional information concerning risk factors relating to an investment in the Fund, has been filed with the Securities and Exchange
Commission and is available upon request and without charge by calling or writing the Fund at the above address. The "Statement of Additional Information" bears the same date as this Prospectus and is incorporated by referenced into this Prospectus in its entirety. The Securities and Exchange Commission maintains a web site (http://www.sec.gov) that contains the Statement of Additional Information and other reports and information regarding the Fund which have been filed electronically with the Securities and Exchange Commission. This Prospectus should be read and retained by investors for future reference.

Pax World Management Corp., 222 State Street, Portsmouth, New Hampshire 03801-3853 (the "Advisor") is the advisor to the Fund. Reich & Tang Asset
Management, L.P. will act as Sub-Advisor of the Fund and Reich & Tang Distributors L.P. acts as Distributor of the Fund's shares. Pax World Management Corp. and Reich & Tang Asset Management L.P. are each registered investment advisers. Reich & Tang Distributors L.P. is a registered broker-dealer and member of the National Association of Securities Dealers, Inc. Pax World Management Corp. will be responsible for determining whether contemplated investments satisfy the social responsibility criteria applied to the Fund. Reich & Tang Asset Management L.P. will perform the day to day portfolio management of the Fund utilizing the securities of issuers approved by the Advisor.

An investment in the Fund is neither insured nor guaranteed by the United States Government. The Fund seeks to maintain an investment portfolio with a dollar-weighted average maturity of 90 days or less, and to value its investment portfolio at amortized cost and maintain a net asset value of $1.00 per share. There can be no assurance that the Fund's objectives will be achieved or that the Fund's stable net asset value of $1.00 per share can be maintained.

652644.2
                                                                  1

Shares in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank, and the shares are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency.



THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS.
ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


THE INFORMATION CONTAINED HEREIN IS SUBJECT TO COMPLETION OR AMENDMENT. A REGISTRATION STATEMENT RELATING TO THESE SECURITIES HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. THESE SECURITIES MAY NOT BE SOLD NOR MAY OFFERS TO BUY BE ACCEPTED PRIOR TO THE TIME THE REGISTRATION STATEMENT BECOMES EFFECTIVE. THIS PROSPECTUS SHALL NOT CONSTITUTE AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY SALE OF THESE SECURITIES IN ANY STATE IN WHICH SAID OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO THE REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY STATE.

652644.2
                                                                  2

                           TABLE OF FEES AND EXPENSES

Estimated Annual Operating Expenses
(as a percentage of average net assets)


                                                            The Pax World Money Market Fund
                                                                     Individual                      Broker
                                                                       Investor                     Service
                                                                       Class                        Class
                                                                       -----                        -----
Management Fees                                                            .15%                        .15%
12b-1 Fees                                                                 .25%                        .25%
Other Expenses                                                             .20%                        .40%
     Administration Fees                                     .10%                         .10%
                                                                     ----------
Total Fund Operating Expenses                                              .60%                        .80%
                                                                         ======                      ======




                                                            The Pax World Money Market Fund

                                                         Individual Investor          Broker Service
                                                                Class                     Class
                                                         -------------------          --------------
EXAMPLE                                               1 Year       3 Years       1 Year      3 Years
                                                      ------       -------       ------      -------

You would pay the following expenses on a $1,000 investment, assuming 5% annual return and redemption at the end of each time period:



The purpose of the above fee table is to assist an investor in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. The Advisor and/or Sub-Advisor at their discretion may voluntarily waive all or a portion of the Management Fees and Administration Fees and voluntarily reimburse the Fund's other operating expenses. The Distributor at its discretion may voluntarily waive all or a portion of the 12b-1 Fee. The expenses shown are at the levels anticipated for the current year. For a further discussion of these fees see "Management of the Fund" and "Distribution and Service Plan" herein.

The figures reflected in this example should not be considered to be a representation of past or future expenses. Actual expenses may be greater or less than those shown above.


652644.2
                                                                 3

INTRODUCTION

Pax World Money Market Fund, Inc. (the "Fund") is a no-load, diversified, open-end management investment company offering investors managed portfolio of money market instruments, together with a high degree of liquidity. The Individual Investor Class and Broker Service Class shares of the Fund are designed to meet the short-term investment needs of individual investors and investors utilizing the Fund as a sweep vehicle ("Sweep Investors") in connection with an account with a broker-dealer that has entered into an agreement with the Fund's Distributor, Reich & Tang Distributors L.P., respectively. The net asset value of each Fund share is expected to remain constant at $1.00, although this cannot be assured.

The investment objective of the Fund is to maximize current income to the extent consistent with the preservation of capital and the maintenance of liquidity. There is no assurance that the Fund will achieve its investment objective. The investment objective of the Fund may not be changed without shareholder approval.

The Fund endeavors, consistent with its investment objective, to make a contribution to world peace through investment in companies producing life-supportive goods and services. The policy of the Fund is to invest in securities of companies whose business is essentially directed toward non-military and life-supportive activities. For example, the Fund seeks to invest in such industries as health care, education, housing, food, retailing, pollution control and leisure time among others.

The policy of the Fund is to exclude from its portfolio securities of (i) companies engaged in military activities, (ii) companies appearing on the United States Department of Defense list of 100 largest contractors (a copy of which may be obtained from the Office of the Secretary, Department of Defense, Washington, D.C. 20310) if five percent (5%) or more of the gross sales of such companies are derived from contracts with the United States Department of Defense, (iii) other companies contracting with the United States Department of Defense if five percent (5%) or more of the gross sales of such companies are derived from contracts with the United States Department of Defense, and (iv) companies which derive revenue from the manufacture of liquor, tobacco and/or gambling products.

The Fund attempts to achieve its objective through investment in short-term money market obligations with maturities of 397 days or less, including bank certificates of deposit, time deposits, bankers' acceptances, high quality commercial paper, securities issued or guaranteed by certain agencies or instrumentalities of the United States Government, and repurchase agreements calling for resale in 397 days or less backed by the forgoing securities. The Fund seeks to maintain an investment portfolio with a dollar-weighted average maturity of 90 days or less, and to value its investment portfolio at amortized cost and maintain a net asset value of $1.00 per share. There can be no assurance that this value will be maintained.

The Fund's investment advisor is Pax World Management Corp. (the "Advisor"), which is a registered investment advisor and which currently acts as manager or advisor to two other open-end management investment companies, the Pax World Fund, Inc. and the Pax World Growth Fund, Inc. The Fund's Sub-Advisor is Reich & Tang Asset Management L.P. (the "Sub-Advisor"), which is a registered investment advisor and which currently acts as manager or administrator to [fifteen] other open-end management investment companies. (See "Management of the Fund" herein.) The Fund's shares are distributed through Reich & Tang Distributors L.P. (the "Distributor"), with whom the Fund has entered into a Distribution Agreement and Shareholder Servicing Agreement (with respect to Individual Investor Class and Broker Service Class shares of the Fund only) pursuant to the Fund's distribution and service plan adopted under Rule 12b-1 under the Investment Company Act of 1940, as amended (the "1940 Act"). (See "Distribution and Service Plan" herein.)

On any day on which the New York Stock Exchange is open for trading ("Fund Business Day"), investors may, without charge by the Fund, initiate purchases and redemptions of shares of the Fund's common stock at their net asset value, which will be determined daily. (See "How to Purchase and Redeem Shares" and "Net Asset Value" herein.) Dividends from accumulated net income are declared by the Fund on each Fund Business Day. The Fund pays interest dividends monthly on the last calendar day of the month or, if the last calendar day of the month is not a Fund Business Day, on the preceding Fund Business Day.

Net capital gains, if any, will be distributed at least annually, and in no event later than within 60 days after the end of the Fund's fiscal year. All dividends and distributions of capital gains are automatically invested in additional shares of the same class of the Fund unless a shareholder has elected by written notice to the Fund to receive either of such distributions in cash. (See "Dividends, Distributions and Taxes" herein.)

The Fund may from time to time advertise its current yield and effective yield for the Fund (computed separately for each Class of shares). The Fund's current yield is calculated by dividing its average daily net income per share of the Fund (excluding realized gains or losses) for a recent seven-day period by its constant net asset value per share of $1.00 and annualizing the result on a 365-day basis. The Fund's effective yield is calculated by increasing its current yield according

652644.2
                                                                4
to a formula that takes into account the compounding effect of the reinvestment of dividends. Performance for each Class of shares may vary due to variations in expenses of each Class of shares. Any fees charged by a Participating Organization directly to a customers account will not be included in yield calculations. See "How to Purchase and Redeem Shares - Investments through Participating Organizations."

An investment in the Fund entails certain risks, including risks associated with the purchase of when-issued securities, repurchase agreements and with privately placed securities, as well as certain risks associated with the purchase of foreign issues. Risk factors for the Fund are further described under "Risk Factors and Additional Investment Information" herein.

INVESTMENT OBJECTIVES,
POLICIES AND RISKS

Social Criteria of Fund
The policy of the Fund is to seek investments in issuers that are not to any degree engaged in manufacturing defense or weapons-related products. The policy of the Fund is to exclude from its portfolio securities of (i) companies engaged in military activities, (ii) companies appearing on the United States Department of Defense list of 100 largest contractors (a copy of which may be obtained from the Office of the Secretary, Department of Defense, Washington, D.C. 20310) if five percent (5%) or more of the gross sales of such companies are derived from contracts with the United States Department of Defense, (iii) other companies contracting with the United States Department of Defense if five percent (5%) or more of the gross sales of such companies are derived from contracts with the United States Department of Defense, and (iv) companies which derive revenue from the manufacture of liquor, tobacco and/or gambling products.

In order to properly supervise a securities portfolio containing the limitations described above, care must be exercised to continuously monitor developments of the issuers whose securities are included in the Fund. Developments and trends in the economy and financial markets are also considered, and the screening of many securities is required to implement the investment philosophy of the Fund. The Advisor, Pax World Management Corp., is responsible for such supervision and screening of the securities included in the Fund.

If it is determined after the initial purchase by the Fund that the company's activities fall within the exclusion described above (either by acquisition, merger or otherwise), the securities of such company will be eliminated from the portfolio as soon thereafter as possible taking into consideration (i) any gain or loss which may be realized from such elimination, (ii) the tax implications of such elimination, (iii) market timing, and the like. In no event, however, will such security be retained longer than six (6) months from the time the Fund learns of the investment disqualification. This requirement may cause the Fund to dispose of the security at a time when it may be disadvantageous to do so.

The Fund's investment objective is a fundamental policy and may not be changed without the approval of the holders of a majority of the Fund's outstanding voting securities, as defined in the 1940 Act. Investment policies that are not fundamental may be modified by the Board of Directors.

Permitted Investments:
United States Government Securities: Short-term obligations issued or guaranteed by agencies or instrumentalities of the United States Government the proceeds of which are earmarked for a specific purpose which complies with the investment objectives and policies of the Fund. These include issues of agencies and instrumentalities established under the authority of an act of Congress. These securities are not supported by the full faith and credit of the United States Treasury, some are supported by the right of the issuer to borrow from the Treasury, and still others are supported only by the credit of the agency or instrumentality. Although obligations of federal agencies and instrumentalities are not debts of the United States Treasury, in some cases payment of interest and principal on such obligations is guaranteed by the United States Government, e.g., obligations of the Federal Housing Administration, the Export-Import Bank of the United States, the Small Business Administration, the Government National Mortgage Association, the General Services Administration and the Maritime Administration; in other cases payment of interest and principal is not guaranteed, e.g., obligations of the Federal Home Loan Bank System and the Federal Farm Credit Bank.

Domestic and Foreign Bank Obligations: Certificates of deposit, time deposits, commercial paper, bankers' acceptances issued by domestic banks, foreign branches of domestic banks, foreign subsidiaries of domestic banks, and domestic and foreign branches of foreign banks and corporate instruments supported by bank letters of credit. See "Risk Factors and Additional Investment Information" herein. Certificates of deposit are certificates representing the obligation of a bank to repay funds deposited with it for a specified period of time. Time deposits are non-negotiable deposits maintained in a bank for a specified period of time (in no event longer than seven days) at a stated interest rate. Time deposits and certificates of deposit which may be held by the Fund will not benefit from insurance from the Federal Deposit Insurance Corporation. Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon

652644.2
                                                                5
maturity. The Fund limits its investments in obligations of domestic banks, foreign branches of domestic banks and foreign subsidiaries of domestic banks to banks having total assets in excess of one billion dollars or the equivalent in other currencies. The Fund limits its investments in obligations of domestic and foreign branches of foreign banks to dollar-denominated obligations of such banks which at the time of investment have more than $5 billion, or the equivalent in other currencies, in total assets and which are considered by the Fund's Board of Directors to be First Tier Eligible Securities (as defined below) at the time of acquisition. The Fund generally limits investments in bank instruments to (a) those which are fully insured as to principal by the FDIC or
(b) those issued by banks which at the date of their latest public reporting have total assets in excess of $1.5 billion. However, the total assets of a bank will not be the sole factor determining the Fund's investment decisions and the Fund may invest in bank instruments issued by institutions which the Fund's Board of Directors believes present minimal credit risks.

U.S. dollar-denominated obligations issued by foreign branches of domestic banks or foreign branches of foreign banks ("Eurodollar" obligations) and domestic branches of foreign banks ("Yankee dollar" obligations). The Fund will limit its aggregate investments in foreign bank obligations, including Eurodollar obligations and Yankee dollar obligations, to 25% of its total assets at the time of purchase, provided that there is no limitation on the Fund investments in (a) Eurodollar obligations, if the domestic parent of the foreign branch issuing the obligations is unconditionally liable in the event that the foreign branch fails to pay on the Eurodollar obligation for any reason; and (b) Yankee dollar obligations, if the U.S. branch of the foreign bank is subject to the same regulation as U.S. banks. Eurodollar, Yankee dollar and other foreign bank obligations include time deposits, which are non-negotiable deposits maintained in a bank for a specified period of time at a stated interest rate. The Fund will limit its purchases of time deposits to those which mature in seven days or less, and will limit its purchases of time deposits maturing in two to seven days to 10% of such Fund's total assets at the time of purchase.

Eurodollar and other foreign obligations involve special investment risks, including the possibility that liquidity could be impaired because of future political and economic developments, that the obligations may be less marketable than comparable domestic obligations of domestic issuers, that a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations, that deposits may be seized or nationalized, that foreign governmental restrictions such as exchange controls may be adopted which might adversely affect the payment of principal of and interest on those obligations, that the selection of foreign obligations may be more difficult because there may be less information publicly available concerning foreign issuers, that there may be difficulties in enforcing a judgment against a foreign issuer or that the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign issuers may differ from those applicable to domestic issuers. In addition, foreign banks are not subject to examination by United States Government agencies or instrumentalities.

Since the Fund may contain securities issued by foreign agencies or instrumentalities, and by foreign branches of domestic banks, foreign subsidiaries of domestic banks, domestic and foreign branches of foreign banks, and commercial paper issued by foreign issuers, the Fund may be subject to additional investment risks with respect to those securities that are different in some respects from those incurred by a fund which invests only in debt obligations of the United States and domestic issuers, although such obligations may be higher yielding when compared to the securities of the United States and domestic issuers. In making foreign investments, therefore, the Fund will give appropriate consideration to the following factors, among others.

Foreign securities markets generally are not as developed or efficient as those in the United States. Securities of some foreign issuers are less liquid and more volatile than securities of comparable United States issuers. Similarly, volume and liquidity in most foreign securities markets are less than in the United States and, at times, volatility of price can be greater than in the United States. The issuers of some of these securities, such as bank obligations, may be subject to less stringent or different regulation than are United States issuers. In addition, there may be less publicly available information about a non-United States issuer and non-United States issuers generally are not subject to uniform accounting and financial reporting standards, practices and requirements comparable to those applicable to United States issuers.

Because evidences of ownership of such securities usually are held outside the United States, the Fund will be subject to additional risks which include possible adverse political and economic developments, possible seizure or nationalization of foreign deposits and possible adoption of governmental restrictions which might adversely affect the payment of principal and interest on the foreign securities or might restrict the payment of principal and interest to the issuer, whether from currency blockage or otherwise.

Furthermore, some of these securities may be subject to stamp or other excise taxes levied by foreign governments, which have the effect of increasing the cost of such securities and reducing the realized gain or increasing the realized loss on such securities at the time of sale. Income earned or received by the Fund from sources within foreign countries may be reduced by withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States, however, may reduce or eliminate such taxes. The Advisor and Sub-Advisor will attempt to minimize such

652644.2
                                                                6
taxes by timing of transactions and other strategies, but there can be no assurance that such efforts will be successful. All such taxes paid by the Fund will reduce its net income available for distribution to shareholders. The Advisor and SubAdvisor will consider available yields, net of any required taxes, in selecting foreign securities.

Variable Amount Master Demand Notes: unsecured demand notes that permit investment of fluctuating amounts of money at variable rates of interest pursuant to arrangements with issuers who meet the foregoing quality criteria. The interest rate on a variable amount master demand note is periodically redetermined according to a prescribed formula. Although there is no secondary market in master demand notes, the payee may demand payment of the principal and interest upon notice not exceeding five business or seven calendar days.

Commercial Paper and Certain Debt Obligations: commercial paper or short-term debt obligations that have been determined by the Fund's Board of Directors to present minimal credit risks and that are First Tier Eligible Securities (as defined below) at the time of acquisition, so that the Fund is able to employ the amortized cost method of valuation. Commercial paper generally consists of short-term unsecured promissory notes issued by corporations, banks or other borrowers.

The Fund may only purchase securities that have been determined by the Fund's Board of Directors to present minimal credit risks and that are First Tier Eligible Securities at the time of acquisition. The term First Tier Eligible Securities means (i) securities that have remaining maturities of 397 days or less and are rated in the highest short-term rating category by any two nationally recognized statistical rating organizations ("NRSROs") or in such category by the only NRSRO that has rated the securities (collectively, the "Requisite NRSROs") (acquisition in the latter situation must also be ratified by the Board of Directors); (ii) securities that have remaining maturities of 397 days or less but that at the time of issuance were long-term securities and whose issuer has received from the Requisite NRSROs a rating with respect to comparable short-term debt in the highest short-term rating category; and (iii) unrated securities determined by the Fund's Board of Directors to be of comparable quality. Where the issuer of a long-term security with a remaining maturity which would otherwise qualify it as a First Tier Eligible Security does not have rated short-term debt outstanding, the long-term security is treated as unrated but may not be purchased if it has a long-term rating from any NRSRO that is below the two highest long-term categories. A determination of comparability by the Board of Directors is made on the basis of its credit evaluation of the issuer, which may include an evaluation of a letter of credit, guarantee, insurance or other credit facility issued in support of the securities or participation certificates. While there are several organizations that currently qualify as NRSROs, two examples of NRSROs are Standard & Poor's Rating Services, a division of the McGraw-Hill Companies("S&P") and Moody's Investors Service, Inc. ("Moody's"). The two highest ratings by Moody's for debt securities are "Aaa" and "Aa" or by S&P are "AAA" and "AA". The highest rating for domestic and foreign commercial paper is "Prime-1" by Moody's or "A- 1" by S&P and "SP-1/AA" by S&P or "VMIG-1" and "VMIG-2" by Moody's in the case of variable and floating rate demand notes. (See "Description of Ratings" in the Statement of Additional Information.)

Subsequent to its purchase by the Fund, the quality of an investment may cease to be rated or its rating may be reduced so that it ceases to be a First Tier Eligible Security. If this occurs, the Board of Directors of the Fund shall reassess promptly whether the security presents minimal credit risks and shall cause the Fund to take such action as the Board of Directors determines is in the best interest of the Fund and its shareholders. However, reassessment is not required if the security is disposed of or matures within five business days of the Advisor and Sub-Advisor becoming aware of the new rating and provided further that the Board of Directors is subsequently notified of the Advisor's and Sub-Advisor's actions.

In addition, in the event that a security (1) is in default, (2) ceases to be an eligible investment under Rule 2a-7 or (3) is determined to no longer present minimal credit risks, the Fund will dispose of the security absent a determination by the Fund's Board of Directors that disposal of the security would not be in the best interest of the Fund. In the event that the security is disposed of, it shall be disposed of as soon as practicable, consistent with achieving an orderly disposition by sale, exercise of any demand feature, or otherwise. In the event of a default with respect to a security which immediately before default accounted for 1/2 of 1% or more of the Fund's total assets, the Fund shall promptly notify the Securities and Exchange Commission of such fact and of the actions that the Fund intends to take in response to the situation.

The Fund may enter into repurchase agreements providing for resale in 397 days or less covering any of the foregoing securities which may have maturities in excess of 397 days, provided that the instruments serving as collateral for the agreements are eligible for inclusion in the Fund.

RISK FACTORS AND ADDITIONAL
INVESTMENT INFORMATION
When-Issued and Delayed Delivery Securities
The Fund may purchase securities on a when-issued or delayed delivery basis. Delayed delivery agreements are commitments by the Fund to dealers or issuers to acquire securities beyond the customary same-day settlement for money market instruments. These commitments fix the payment price and interest rate to be received on the investment. Delayed

652644.2
                                                                7
delivery agreements will not be used as a speculative or leverage technique. Rather, from time to time, the Advisor and the Sub-Advisor can anticipate that cash for investment purposes will result from scheduled maturities of existing portfolio instruments or from net sales of shares of the Fund; therefore, to assure that the Fund will be as fully invested as possible in instruments meeting its investment objective, the Fund may enter into delayed delivery agreements, but only to the extent of anticipated funds available for investment during a period of not more than five business days.

Money Market Obligations are sometimes offered on a "when-issued" basis, that is, the date for delivery of and payment for the securities is not fixed at the date of purchase, but is set after the securities are issued (normally within forty-five days after the date of the transaction). The payment obligation and the interest rate that will be received on the securities are fixed at the time the buyer enters into the commitment. The Fund will only make commitments to purchase such Money Market Instruments with the intention of actually acquiring such securities, but the Fund may sell these securities before the settlement date if it is deemed advisable.

If the Fund enters into a delayed delivery agreement or purchases a when-issued security, it will direct Investors Fiduciary Trust Company, the Fund's custodian (the "Custodian") to place cash or other high grade securities (including Money Market Obligations) in a separate account of the Fund in an amount equal to its delayed delivery agreements or whenissued commitments. If the market value of such securities declines, additional cash or securities will be placed in the account on a daily basis so that the market value of the account will equal the amount of the Fund's delayed delivery agreements and when-issued commitments. To the extent that funds are in a separate account, they will not be available for new investment or to meet redemptions. Investment in securities on a when-issued basis and use of delayed agreements may increase the Fund's exposure to market fluctuation; or may increase the possibility that the Fund will incur a short-term loss, if the Fund must engage in portfolio transactions in order to honor a when-issued commitment or accept delivery of a security under a delayed delivery agreement. The Fund will employ techniques designed to minimize these risks.

No additional delayed delivery agreements or when-issued commitments will be made if more than 25% of a Fund's net assets would become so committed. The Fund will enter into when-issued and delayed delivery transactions only when the time period between trade date and settlement date is at least 30 days and not more than 120 days.

Repurchase Agreements
When the Fund purchases securities, it may enter into a repurchase agreement with the seller wherein the seller agrees, at the time of sale, to repurchase the security at a mutually agreed upon time and price, thereby determining the yield during the purchaser's holding period. This arrangement results in a fixed rate of return insulated from market fluctuations during such period. The Fund may enter into repurchase agreements with member banks of the Federal Reserve System and with broker-dealers who are recognized as primary dealers in United States government securities by the Federal Reserve Bank of New York whose creditworthiness has been reviewed and found to meet the investment criteria of the Fund. Although the securities subject to the repurchase agreement might bear maturities exceeding 397 days, settlement for the repurchase would never be more than one year after the Fund's acquisition of the securities and normally would be within a shorter period of time. The resale price will be in excess of the purchase price, reflecting an agreed upon market rate effective for the period of time the Fund's money will be invested in the security, and will not be related to the coupon rate of the purchased security. At the time the Fund enters into a repurchase agreement the value of the underlying security, including accrued interest, will be equal to or exceed the value of the repurchase agreement and, in the case of a repurchase agreement exceeding one day, the seller will agree that the value of the underlying security, including accrued interest, will at all times be equal to or exceed the value of the repurchase agreement. The Fund may engage in a repurchase agreement with respect to any security in which it is authorized to invest, even though the underlying security may mature in more than one year. The collateral securing the seller's obligation must be of a credit quality at least equal to the Fund's investment criteria for Fund securities and will be held by the Fund's custodian or in the Federal Reserve Book Entry System. Nevertheless, if the seller of a repurchase agreement fails to repurchase the obligation in accordance with the terms of the agreement, the Fund which entered into the repurchase agreement may incur a loss to the extent that the proceeds it realized on the sale of the underlying obligation are less than the repurchase price. Repurchase agreements may be considered loans to the seller of the underlying security. Income with respect to repurchase agreements is not tax-exempt. If bankruptcy proceedings are commenced with respect to the seller, the Fund's realization upon the collateral may be delayed or limited. The Fund may invest no more than 10% of its net assets in illiquid securities including repurchase agreements maturing in more than seven days. See "Investment Restrictions" herein. The Fund may, however, enter into "continuing contract" or "open" repurchase agreements under which the seller is under a continuing obligation to repurchase the underlying obligation from the Fund on demand and the effective interest rate is negotiated on a daily basis.

Securities purchased pursuant to a repurchase agreement are held by the Fund's custodian and (i) are recorded in the name of the Fund with the Federal Reserve Book Entry System or (ii) the Fund receives daily written confirmation of each purchase of a security and a receipt from the custodian. The Fund purchases securities subject to a repurchase agreement only when the purchase price of the security acquired is equal to or less than its market price at the time of purchase.

652644.2
                                                                8

Privately Placed Securities
The Fund may invest in securities issued as part of privately negotiated transactions between an issuer and one or more purchasers. Except with respect to certain commercial paper issued in reliance on the exemption from regulations in Section 4(2) of the Securities Act of 1933 (the "Securities Act") and securities subject to Rule 144A of the Securities Act which are discussed below, these securities are typically not readily marketable and are therefore considered illiquid securities. The price the Fund pays for illiquid securities, and any price received upon resale, may be lower than the price paid or received for similar securities with a more liquid market. Accordingly, the valuation of privately placed securities purchased by the Fund will reflect any limitations on their liquidity.

The Fund may purchase securities that are not registered ("restricted securities") under the Securities Act, but can be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act. The Fund may also purchase certain commercial paper issued in reliance on the exemption from regulations in Section 4(2) of the Securities Act ("4(2) Paper"). However, the Fund will not invest more than 10% of its net assets in illiquid investments, which include securities for which there is no readily available market, securities subject to contractual restriction on resale, certain investments in asset-backed and receivable-backed securities and restricted securities (unless, with respect to these securities and 4(2) Paper, the Fund's Directors continuously determine, based on the trading markets for the specific restricted security, that it is liquid). The Directors may adopt guidelines and delegate to the Advisor or Sub-Advisor the daily function of determining and monitoring liquidity of restricted securities and 4(2) Paper. The Directors, however, will retain sufficient oversight and be ultimately responsible for these determinations.

Since it is not possible to predict with assurance exactly how this market for restricted securities sold and offered under Rule 144A will develop, the Directors will carefully monitor the Fund's investments in these securities, focusing on such factors, among others, as valuation, liquidity and availability of information. This investment practice could have the effect of increasing the level of illiquidity in the Fund to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities.

INVESTMENT RESTRICTIONS
The Fund operates under the following investment restrictions which, together with the investment objective of the Fund, may not be changed without shareholder approval and which apply to the Fund.

The Fund may not:
o invest more than 5% of the total market value of the Fund's assets (determined at the time of the proposed investment and giving effect thereto) in the securities of any one issuer other than the United States Government, its agencies or instrumentalities;

o invest more than 25% of the value of the Fund's total assets in securities of companies in the same industry (excluding United States government securities and certificates of deposit and bankers' acceptances of domestic banks) if the purchase would cause more than 25% of the value of the Fund's total assets to be invested in companies in the same industry (for the purpose of this restriction wholly-owned finance companies are considered to be in the industry of their parents if their activities are similarly related to financing the activities of their parents);

o acquire securities that are not readily marketable or repurchase agreements calling for resale within more than seven days if, as a result thereof, more than 10% of the value of its net assets would be invested in such illiquid securities;

o invest more than 5% of the Fund's assets in securities that are subject to underlying puts from the same institution, and no single bank shall issue its letter of credit and no single financial institution shall issue a credit enhancement covering more than 5% of the total assets of the Fund. However, if the puts are exercisable by the Fund in the event of default on payment of principal and interest on the underlying security, then the Fund may invest up to 10% of its assets in securities underlying puts issued or guaranteed by the same institution; additionally, a single bank can issue its letter of credit or a single financial institution can issue a credit enhancement covering up to 10% of the Fund's assets, where the puts offer the Fund such default protection;

o make loans, except that the Fund may purchase for the Fund the debt securities described above under "Investment Objectives, Policies and Risks" and may enter into repurchase agreements as therein described;


652644.2
                                                                9

o borrow money, unless (i) the borrowing does not exceed 10% of the total market value of the assets of the Fund with respect to which the borrowing is made (determined at the time of borrowing but without giving effect thereto) and the money is borrowed from one or more banks as a temporary measure for extraordinary or emergency purposes or to meet unexpectedly heavy redemption requests and furthermore the Fund will not make additional investments when borrowings exceed 5% of the Fund's net assets; and

o pledge, mortgage, assign or encumber any of the Fund's assets except to the extent necessary to secure a borrowing permitted by clause (d) made with respect to the Fund.


MANAGEMENT OF THE FUND
Management, Advisory and Sub-Advisory
Agreements

The Fund's Board of Directors, which is responsible for the overall management and supervision of the Fund, has employed Pax World Management Corp., 222 State Street, Portsmouth, New Hampshire 03801 (the "Advisor"), to act as investment advisor to the Fund. The Advisor was incorporated in 1970 under the laws of the State of Delaware and is a registered investment advisor, under the 1940 Act. Pursuant to the terms of an Advisory Agreement entered into between the Fund and the Advisor (the "Advisory Agreement"), the Advisor, subject to the supervision of the Board of Directors of the Fund, is responsible for determining whether contemplated investments satisfy the social responsibility criteria applied to the Fund and for overseeing the performance of the Sub-Advisor. Under the Advisory Agreement the Fund will pay the Advisor an annual advisory fee of .15% of the Fund's average daily net assets. As of December 31, 1996, the Advisor had over $600,000,000 in assets under management by virtue of serving as the Advisor to the Pax World Fund, Inc. (the "Pax World Fund") and the Pax World Growth Fund, Inc. (the "Pax World Growth Fund"). The Advisor has no clients other than the Fund, the Pax World Fund and the Pax World Growth Fund. Reich & Tang Asset Management L.P. will serve as the SubAdvisor of the Fund under a Sub-Advisory Agreement entered into between the Advisor and the Sub-Advisor (the "SubAdvisory Agreement"). The Advisor and Sub-Advisor provide persons satisfactory to the Fund's Board of Directors to serve as officers of the Fund. Such officers, as well as certain other employees and Directors of the Fund, may be officers of the Advisor, Reich & Tang Asset Management, Inc., the sole general partner of the Sub-Advisor or employees of the SubAdvisor or its affiliates. Due to the services performed by the Advisor and Sub-Advisor, the Fund currently has no employees and its officers are not required to devote full-time to the affairs of the Fund. The Statement of Additional Information contains general background information regarding each Director and principal officer of the Fund.

The Sub-Advisor is a Delaware limited partnership and a registered investment advisor, under the 1940 Act, with its principal office at 600 Fifth Avenue, New York, New York 10020. The Sub-Advisor, as of July 31, 1997, was investment manager, advisor or supervisor with respect to assets aggregating approximately $10.67 billion. The Sub-Advisor acts as manager or administrator of [fifteen] other registered investment companies and also advises pension trusts, profit-sharing trusts and endowments.

New England Investment Companies, L.P. ("NEICLP") is the limited partner and owner of a 99.5% interest in the Sub- Advisor. Reich & Tang Asset Management, Inc. (a wholly-owned subsidiary of NEICLP) is the general partner and owner of the remaining .5% interest of the Sub-Advisor. New England Investment Companies, Inc. ("NEIC"), a Massachusetts Corporation, serves as the sole general partner of NEICLP.

On August 30, 1996, The New England Mutual Life Insurance Company ("The New England") and Metropolitan Life Insurance Company ("MetLife") merged, with MetLife being the continuing company. The Sub-Advisor is an indirect wholly-owned subsidiary of NEICLP, but Reich & Tang Asset Management, Inc., its sole general partner, is now an indirect subsidiary of MetLife. Also, MetLife New England Holdings, Inc., a wholly-owned subsidiary of MetLife, owns approximately 48.5% of the outstanding limited partnership interest of NEICLP and may be deemed a "controlling person" of the SubAdvisor. Reich & Tang, Inc. owns approximately 16% of the outstanding partnership units of NEICLP.

MetLife is a mutual life insurance company with assets of $297.6 billion at December 31, 1996. It is the second largest life insurance company in the United States in terms of total assets. MetLife provides a wide range of insurance and investment products and services to individuals and groups and is the leader among United States life insurance companies in terms of total life insurance in force, which exceeded $1.6 trillion at December 31, 1996 for MetLife and its insurance affiliates. MetLife and its affiliates provide insurance or other financial services to approximately 36 million people worldwide.

NEIC is a holding company offering a broad array of investment styles across a wide range of asset categories through thirteen subsidiaries, divisions and affiliates to institutional clients. Its business units include AEW Capital Management, L.P., Back Bay Advisors, L.P., Capital Growth Management, L.P., Graystone Partners, L.P., Harris Associates, L.P., Jurika

652644.2
                                                                10

& Voyles, L.P., Loomis, Sayles & Company, L.P., New England Investment Associates, Inc., Reich & Tang Capital Management, Reich & Tang Funds, Vaughan-Nelson, Scarborough & McConnell, Inc., and Westpeak Investment Advisors, L.P. These affiliates in the aggregate are investment advisors or managers to 80 other registered investment companies.

On , the Board of Directors, including a majority of the Directors who are not interested persons (as defined in the 1940 Act) of the Fund, the Advisor or the Sub-Advisor, approved an Investment Advisory Agreement with Pax World Management Corp. and a Sub-Advisory Agreement with Reich & Tang Asset Management L.P. each effective , which have terms which extend to and may be continued in force thereafter for successive twelve-month periods beginning each , provided that such continuance is specifically approved annually by majority vote of the Fund's outstanding voting securities or by a majority of the Directors who are not parties to the Investment Advisory Agreement and Sub-Advisory Agreement or interested persons of any such party, by votes cast in person at a meeting called for the purpose of voting on such matter. The Investment Advisory Agreement and Sub-Advisory Agreement were approved by the sole shareholder of the Fund on , 1997.

Pursuant to the terms of a Sub-Advisory Agreement between the Advisor and the Sub-Advisor, the Sub-Advisor manages the Fund's portfolio of securities and makes the decisions with respect to the purchase and sale of investments, subject to the general control of the Board of Directors of the Fund and the determination of the Advisor that the contemplated investments satisfy the social responsibility criteria applied to the Fund. Under the Sub-Advisory Agreement the Advisor will pay the Sub-Advisor an annual management fee of [.075]% of the Fund's average daily net assets from its advisory fee. The management fees are accrued daily and paid monthly. The Sub-Advisor, at its discretion, may voluntarily waive all or a portion of the Management Fee.

Pursuant to an Administrative Services Agreement for the Fund, the Sub-Advisor performs clerical, accounting supervision and office service functions for the Fund and provides the Fund with personnel to (i) supervise the performance of bookkeeping and related services by Investors Fiduciary Trust Company, the Fund's bookkeeping agent; (ii) prepare reports to and filings with regulatory authorities; and (iii) perform such other administrative services as the Fund may from time to time request of the Sub-Advisor. The personnel rendering such services may be employees of the Sub-Advisor or its affiliates. The Fund reimburses the Sub-Advisor for all of the Fund's operating costs including rent, depreciation of equipment and facilities, interest and amortization of loans financing equipment used by the Fund and all the expenses incurred to conduct the Fund's affairs. The amount of such reimbursement must be agreed upon between the Fund and the Sub-Advisor. The Sub-Advisor, at its discretion, may voluntarily waive all or a portion of the administrative services fee and the operating expense reimbursement. For its services under the Administrative Services Agreement, the SubAdvisor receives an annual fee of .10% of the Fund's average daily net assets.

Any portion of the total fees received by the Advisor and Sub-Advisor and their past profits may be used to provide shareholder services and for distribution of Fund shares. (See "Distribution and Service Plan" herein.) The fees are accrued daily and paid monthly.

In addition, Reich & Tang Distributors L.P., the Distributor, receives a servicing fee equal to .25% per annum of the average daily net assets of the Individual Investor Class and Broker Service Class shares (the "Shareholder Servicing Fee") of the Fund under the Shareholder Servicing Agreement. The fees are accrued daily and paid monthly. Investment management fees and operating expenses, which are attributable to the three Classes of shares of the Fund, will be allocated daily to each Class of shares based on the percentage of shares outstanding for each Class at the end of the day.

DESCRIPTION OF COMMON STOCK

The authorized capital stock of the Fund, which was incorporated o n November 26, 1997 in Maryland, consists of twenty billion shares of stock having a par value of one tenth of one cent ($.001) per share. Except as noted below, each share has equal dividend, distribution, liquidation and voting rights within the Fund and a fractional share has those rights in proportion to the percentage that the fractional share represents of a whole share. Generally, shares will be voted in the aggregate except if voting by Fund Class is required by law or the matter involved affects only one Fund Class, in which case shares will be voted separately by Fund Class. There are no conversion or preemptive rights in connection with any shares of the Fund. All shares when issued in accordance with the terms of the offering will be fully paid and nonassessable. Shares of the Fund are redeemable at net asset value, at the option of the shareholder. On , 1997, the Sub-Advisor purchased $100,000 of the Fund's shares at an initial subscription price of $1.00 per share.

The Fund is subdivided into three classes of shares of beneficial interest. Each share, regardless of Class, will represent an interest in the same portfolio of investments and will have identical voting, dividend, liquidation and other
rights,  preferences,   powers,   restrictions,   limitations,   qualifications,
designations and terms and conditions, except that: (i) each Class of shares will have different class designations; (ii) only the Individual Investor Class and Broker Service Class shares will be assessed a Shareholder Servicing Fee of
 .25% of the average daily net assets of the Individual Investor Class and Broker Service Class shares of the Fund pursuant to the Rule 12b-1 Distribution and Service Plan of the Fund;

652644.2
                                                                11

(iii) only the holders of the Individual Investor Class and Broker Service Class shares will be entitled to vote on matters pertaining to the Plan and any related agreements applicable to that class in accordance with provisions of Rule 12b-1; (iv) only the Broker Service Class shares will be assessed an additional sub-transfer agent accounting fee of .20% of the average daily net assets of the Broker Service Class shares of the Fund; and (v) the exchange privilege will permit shareholders to exchange their shares only for shares of a fund that participates in an Exchange Privilege Program with the Fund. Payments that are made under the Plans will be calculated and charged daily to the appropriate Class prior to determining daily net asset value per share and dividends/distributions.

Generally, all shares will be voted in the aggregate, except if voting by Class is required by law or the matter involved affects only one Class, in which case shares will be voted separately by Class. The shares of the Fund have non-cumulative voting rights, which means that the holders of more than 50% of the shares outstanding voting for the election of directors can elect 100% of the directors if the holders choose to do so, and, in that event, the holders of the remaining shares will not be able to elect any person or persons to the Board of Directors. The Fund's By-laws provide the holders of a majority of the outstanding shares of the Fund present at a meeting in person or by proxy will constitute a quorum for the transaction of business at all meetings.

HOW TO PURCHASE AND REDEEM SHARES
Broker Service Class shares will only be offered to the clearance clients of clearing broker-dealers that have entered into an agreement with the Distributor ("Clearing Brokers"). Broker Service Class shares are subject to a service fee pursuant to the Fund's Rule 12b-1 Distribution and Service Plan. The Clearing Brokers provide shareholder servicing to Broker Service Class shareholders and are compensated for such by the Manager and/or the Distributor. (See "Investments Through Clearing Brokers" herein.) With respect to the Individual Investor Class of shares, the minimum initial investment is $500. (See "Direct Purchase and Redemption Procedures" herein.) With respect to the Broker Service Class of shares, the minimum initial investment in the Fund is $1,000. The minimum amount for subsequent investments is $100 for all shareholders.

The Fund sells and redeems its shares on a continuing basis at their net asset value and does not impose a sales charge for either sales or redemptions. All transactions in Fund Individual Investor Class shares are effected through the Fund's transfer agent which accepts orders for purchases and redemptions from the Distributor and from shareholders directly. All transactions in Fund Broker Service Class shares are effected through the Clearing Brokers which accept orders for purchases and redemptions.

In order to maximize earnings, the Fund normally has its assets as fully invested as is practicable. Many securities in which the Fund invests require immediate settlement in funds of Federal Reserve member banks on deposit at a Federal Reserve bank (commonly known as "Federal Funds"). Accordingly, the Fund does not accept a subscription or invest an investor's payment in portfolio securities until the payment has been converted into Federal Funds.

Shares will be issued as of the first determination of the Fund's net asset value per share for each Class made after acceptance of the investor's or Clearing Broker's purchase order. Funds will not be invested by the Fund during the period before the Fund's receipt of Federal Funds and its issuance of Fund shares. The Fund reserves the right to reject any purchase order for its shares.

Shares are issued as of 12:00 noon, New York City time, on any Fund Business Day, as defined herein, on which an order for the shares and accompanying Federal Funds are received by the Fund's transfer agent before 12:00 noon, New York City time. Orders accompanied by Federal Funds and received after 12:00 noon, New York City time on a Fund Business Day will not result in share issuance until the following Fund Business Day. Fund shares begin accruing income on the day the shares are issued to an investor.

There is no redemption charge, no minimum period of investment and no restriction on frequency of withdrawals. Proceeds of redemptions are paid by check or bank wire. Unless other instructions are given in proper form to the Fund's transfer agent, a check for the proceeds of a redemption will be sent to the shareholder's address of record. If a shareholder elects to redeem all the shares of the Fund he owns, all dividends credited to the shareholder up to the date of redemption are paid to the shareholder in addition to the proceeds of the redemption.

The date of payment upon redemption may not be postponed for more than seven days after shares are tendered for redemption, and the right of redemption may not be suspended, except for any period during which the New York Stock Exchange, Inc. is closed (other than customary weekend and holiday closings) or during which the Securities and Exchange Commission determines that trading thereon is restricted, or for any period during which an emergency (as determined by the Securities and Exchange Commission) exists as a result of which disposal by the Fund of its securities is not reasonably practicable or as a result of which it is not reasonably practicable for the Fund fairly to determine the value of its net assets,

652644.2
                                                                12
or for such other period as the Securities and Exchange Commission may by order permit for the protection of the shareholders of the Fund.

Redemption requests received by the Fund's transfer agent or Clearing Brokers before 12:00 noon, New York City time, on any day on which the New York Stock Exchange, Inc. is open for trading become effective at 12:00 noon that day. A redemption request received after 12:00 noon on any day on which the New York Stock Exchange, Inc. is open for trading becomes effective on the next Fund Business Day. Shares redeemed are not entitled to participate in dividends declared on the day or after the day a redemption becomes effective.

The Fund has reserved the right to redeem the shares of any shareholder if the net asset value of all the remaining shares in his account after a withdrawal is less than $500. Written notice of any such mandatory redemption will be given at least 30 days in advance to any shareholder whose account is to be redeemed or the Fund may impose a monthly service charge of $10 on such accounts. During the notice period any shareholder who receives such a notice may (without regard to the normal $100 requirement for an additional investment) make a purchase of additional shares to increase his total net asset value at least to the minimum amount and thereby avoid such mandatory redemption.

The Fund has reserved the right to charge individual shareholder accounts for expenses actually incurred by such account for postage, wire transfers and certain other shareholder expenses, as well as to impose a monthly service charge for accounts whose net asset value falls below the minimum amount.

Investments Through
Clearing Brokers
Persons who maintain accounts with Clearing Brokers may, if they wish, invest in the Fund through such Clearing Brokers. When instructed by its customer to purchase or redeem Fund shares, the Clearing Brokers, on behalf of the customer, transmits to the Fund's transfer agent a purchase or redemption order, and in the case of a purchase order, payment for the shares being purchased.

Clearing Brokers may confirm to their customers who are shareholders in the Fund ("Broker Service Class Shareholders") each purchase and redemption of Fund shares for the customers' accounts. Also, Clearing Brokers may send their customers periodic account statements showing the total number of Fund shares owned by each customer as of the statement closing date, purchases and redemptions of Fund shares by each customer during the period covered by the statement and the income earned by Fund shares of each customer during the statement period (including dividends paid in cash or reinvested in additional Fund shares).

Clearing Brokers may charge Broker Service Class Shareholders a fee in connection with their use of specialized purchase and redemption procedures offered to them by Clearing Brokers. In addition, Clearing Brokers offering purchase and redemption procedures similar to those offered to shareholders who invest in the Fund directly may impose charges, limitations, minimums and restrictions in addition to or different from those applicable to shareholders who invest in the Fund directly. Accordingly, the net yield to investors who invest through Clearing Brokers may be less than by investing in the Fund directly. A Broker Service Class Shareholder should read this Prospectus in conjunction with the materials provided by the Clearing Brokers describing the procedures under which Fund shares may be purchased and redeemed through the Clearing Brokers.

In the case of Clearing Brokers, orders received by the Fund's transfer agent before 12:00 noon, New York City time, on a Fund Business Day, without accompanying Federal Funds will result in the issuance of shares on that day provided that the Federal Funds required in connection with the orders are received by the Fund's transfer agent before 4:00 p.m., New York City time, on that day. Orders for which Federal Funds are received after 4:00 p.m., New York City time, will not result in share issuance until the following Fund Business Day. Clearing Brokers are responsible for instituting procedures to insure that purchase orders by their respective clients are processed expeditiously.

DIRECT PURCHASE AND
REDEMPTION PROCEDURES
The following purchase and redemption procedures apply to investors who wish to invest in Individual Investor Class shares of the Fund directly. These investors may obtain the subscription order form necessary to open an account by telephoning the Fund at 800-372-7827 (toll free).

All shareholders will receive from the Fund a monthly statement listing the total number of shares of the Fund owned as of the statement closing date, purchases and redemptions of shares of the Fund during the month covered by the statement and the dividends paid on shares of the Fund of each shareholder during the statement period (including dividends paid in cash or reinvested in additional shares of the Fund). Certificates for Fund shares will not be issued to an investor.


652644.2
                                                                13

Initial Purchase of Shares
Mail
Prospective shareholders may purchase Individual Investor Class shares of the Fund by sending a check made payable to the Fund along with a completed subscription order form to the transfer agent for the Individual Investor Class at:

         Pax World Money Market Fund Inc.
         c/o Pax World Fund Family
         P.O. Box 8930
         Wilmington, Delaware  19899-8930

Checks are accepted subject to collection at full value in United States currency. Payment by a check drawn on any member bank of the Federal Reserve System can normally be converted into Federal Funds within two business days after receipt of the check. Checks drawn on a non-member bank may take substantially longer to convert into Federal Funds and to be invested in Fund shares. An investor's subscription will not be accepted until the Fund receives Federal Funds.

Bank Wire
Shareholders may purchase Individual Investor Class shares of the Fund (other than initial purchases) by wire transfer. To do so, investors must telephone the transfer agent for the Individual Investor Class at 800-372-7827 (toll free) and then instruct a member commercial bank to wire money immediately to:

         PNC Bank, Philadelphia, PA
         ABA #031-0000-53
         For Pax World Money Market Fund Inc.
         Account of (Investor's Name)
         Fund Account # ___________________
         SS #/Tax I.D. #  ___________________

The investor should then promptly complete and mail the subscription order form.

An investor planning to wire funds should instruct his bank early in the day so the wire transfer can be accomplished the same day. There may be a charge by the investor's bank for transmitting the money by bank wire, and there also may be a charge for use of Federal Funds. The Fund does not charge investors in the Fund for its receipt of wire transfers. Payment in the form of a "bank wire" received prior to 12:00 noon, New York City time, on a Fund Business Day will be treated as a Federal Funds payment received on that day.

Personal Delivery
Deliver a check made payable to "Pax World Money Market Fund Inc." along with a completed subscription order form to:

For Individual Investor Class shares:




For Broker Service Class shares:

Reich & Tang Funds
600 Fifth Avenue - 9th Floor
New York, New York  10020

Electronic Funds Transfers (EFT),
Pre-authorized Credit and Direct
Deposit Privilege

You may purchase shares of the Fund (minimum of $100) by having salary, dividend payments, interest payments or any other payments designated by you, or by having federal salary, social security, or certain veteran's military or other payments from the federal government, automatically deposited into your Fund account. You can also have money debited from your checking account. To enroll in any one of these programs, you must file with the Fund a completed EFT Application, Pre-authorized Credit Application, or a Direct Deposit Sign-Up Form for each type of payment that you desire to include in the Privilege. The appropriate form may be obtained from your broker or the Fund. You may elect at any time to terminate your participation by notifying in writing the appropriate depositing entity and/or federal agency. Death or legal

652644.2
                                                                14
incapacity will automatically terminate your participation in the Privilege. Further, the Fund may terminate your participation upon 30 days' notice to you.

Subsequent Purchases of Shares

There is a $[100] minimum for each subsequent purchase. All payments should clearly indicate the shareholder's account number. Provided that the information on the subscription order form on file with the Fund is still applicable, a shareholder may reopen an account without filing a new subscription order form at any time during the year the shareholder's account is closed or during the following calendar year.

Subsequent purchases can be made either by bank wire or by personal delivery, as indicated above, or by mailing a check to the Fund's transfer agents at:

For Individual Investor Class shares:
Pax World Money Market Fund Inc.
PFPC, Inc.
P.O. Box 8950
Wilmington, Delaware  19899

For Broker Service Class shares:
Pax World Money Market Fund Inc.
Mutual Funds Group
P.O. Box 13232
Newark, New Jersey  07101-3232

Redemption of Shares
A redemption is effected immediately following, and at a price determined in accordance with, the next determination of net asset value per share of each Class of the Fund following receipt by the Fund's transfer agent of the redemption order. Normally payment for redeemed shares is made on the Fund
Business Day the redemption is effected, provided the redemption request is received prior to 12:00 noon, New York City time and on the next Fund Business Day if the redemption request is received after 12:00 noon, New York City time. However, redemption requests will not be effected unless the check (including a certified or cashier's check) used for investment has been cleared for payment by the investor's bank, currently considered by the Fund to occur within 15 days after investment.

A shareholder's original subscription order form permits the shareholder to redeem by written request and to elect one or more of the additional redemption procedures described below. An Individual Investor Class shareholder may only change the instructions indicated on his original subscription order form by transmitting a written direction to the Fund's transfer agent. Requests to institute or change any of the additional redemption procedures will require a signature guarantee. When a signature guarantee is called for, the Individual Investor Class shareholder should have "Signature Guaranteed" stamped under his signature and guaranteed by an eligible guarantor institution. A signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency or savings association who are participants in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are Securities Transfer Agent Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (MSP). Signature guarantees which are not a part of these programs will not be accepted.

Written Requests
Individual Investor Class shareholders may make a redemption in any amount by sending a written request to:

         Pax World Money Market Fund Inc.
         c/o Pax World Fund Family
         P.O. Box 8930
         Wilmington, Delaware 19899-8930

All written requests for redemption must be signed by the shareholder with signature guaranteed. Normally the redemption proceeds are paid by check mailed to the shareholder of record.

Check Writing Privileges
By making the appropriate election on the subscription order form, an Individual Class or Broker Service Class shareholder may request a supply of checks which may be used to effect redemptions from any one or more of the Classes of shares of the Fund in which the shareholder is invested. The checks will be issued in the shareholder's name and the shareholder

652644.2
                                                                15
will receive a separate supply of checks for each Class of shares of the Fund for which checks are requested. Checks may be drawn in any amount of $250 or more for Individual Investor Class shareholders, or in any amount determined by the Clearing Broker for Broker Service Class Shareholders, and may be used like an ordinary commercial bank check except that they may not be certified. The checks are drawn on a special account maintained by the Fund with the agent bank. When a check is presented to the Fund's agent bank, it instructs the transfer agent to redeem a sufficient number of full and fractional shares in the shareholder's account to cover the amount of the check. The canceled check is usually returned to the shareholder. The use of a check to make a withdrawal enables the shareholder in the Fund to receive dividends on the shares to be redeemed up to the Fund Business Day on which the check clears. Fund shares purchased by check may not be redeemed by check until the check has cleared, which could take up to 15 days following the date of purchase.

There is no charge to the shareholder for checks provided by the Fund. The Fund reserves the right to impose a charge or impose a different minimum check amount in the future, if the Board of Directors determines that doing so is in the best interests of the Fund and its shareholders.

Shareholders electing the checking option are subject to the procedures, rules and regulations of the Fund's agent bank governing checking accounts. Checks drawn on a jointly owned account may, at the shareholder's election, require only one signature. Checks in amounts exceeding the value of the shareholder's account at the time the check is presented for payment will not be honored. Since the dollar value of the account changes daily, the total value of the account may not be determined in advance and the account may not be entirely redeemed by check. In addition, the Fund reserves the right to charge the shareholder's account a fee up to $20 for checks not honored as a result of an insufficient account value, a check deemed not negotiable because it has been held longer than six months, an unsigned check and a post-dated check. The Fund reserves the right to terminate or modify the check redemption procedure at any time or to impose additional fees following notification to the Fund's shareholders.

Telephone
The Fund accepts telephone requests for redemption from Individual Investor Class shareholders who elect this option. The proceeds of a telephone redemption will be sent to the Individual Investor Class shareholder at his address or to his bank account as set forth in the subscription order form or in a subsequent signature guaranteed written authorization. Redemptions following an investment by check will not be effected until the check has cleared, which could take up to 15 days after investment. The Fund may accept telephone redemption instructions from any person with respect to accounts of Individual Investor Class shareholders who elect this service, and thus shareholders risk possible loss of dividends in the event of a telephone redemption not authorized by them. Telephone requests to wire redemption proceeds must be for amounts in excess of $[1,000]. The Fund will employ reasonable procedures to confirm that telephone redemption instructions are genuine, and will require that Individual Investor Class shareholders electing such option provide a form of personal identification. The failure by the Fund to employ such reasonable procedures may cause the Fund to be liable for any losses incurred by investors due to telephone redemptions based upon unauthorized or fraudulent instructions. The telephone redemption option may be modified or discontinued at any time upon 60 days written notice to Individual Investor Class shareholders.

A shareholder of Individual Investor Class Shares making a telephone withdrawal should call PFPC, Inc. at 800-372-7827 and state (i) the name of the shareholder appearing on the Fund's records, (ii) his account number with the Fund, (iii) the amount to be withdrawn and (iv) the name of the person requesting the redemption. This privilege only allows the check to be made payable to the owner(s) of the account and may only be sent to the address of record. The request cannot be honored if an address change has been made for the account within 60 days of the telephone redemption request. If there are multiple account owners, PFPC, Inc. may rely on the instructions of only one owner. This account option is not available for retirement account shares or shares represented by a certificate. PFPC, Inc. may record all calls.

Specified Amount Automatic
Withdrawal Plan

Shareholders may elect to withdraw shares and receive payment from the Fund of a specified amount of $50 or more automatically on a monthly or quarterly basis. The monthly or quarterly withdrawal payments of the specified amount are made by the Fund on the 23rd day of the month. Whenever such 23rd day of the month is not a Fund Business Day, the payment date is the Fund Business Day preceding the 23rd day of the month. In order to make a payment, a number of shares equal in aggregate net asset value to the payment amount are redeemed at their net asset value on the Fund Business Day immediately preceding the date of payment. To the extent that the redemptions to make plan payments exceed the number of shares purchased through reinvestment of dividends and distributions, the redemptions reduce the number of shares purchased on original investment, and may ultimately liquidate a shareholder's investment.


652644.2
                                                                16

The election to receive automatic withdrawal payments may be made at the time of the original subscription by so indicating on the subscription order form for Individual Investor Class shareholders or by so indicating on the appropriate form from Clearing Broker for Broker Service Class Shareholders. The election may also be made, changed or terminated at any later time by sending a signature guaranteed written request to the transfer agent.

Exchange Privilege

Individual Investor Class shareholders of the Fund are entitled to exchange some or all of their shares in the Fund for shares of the Pax World Fund, Inc. or the Pax World Growth Fund, Inc. If only one class of shares is available in a particular fund, the shareholder of the Fund is entitled to exchange his or her shares for the shares available in that fund.


An exchange of shares in the Fund pursuant to the exchange privilege is, in effect, a redemption of Fund shares (at net asset value) followed by the purchase of shares of the investment company into which the exchange is made (at net asset value) and may result in a shareholder realizing a taxable gain or loss for Federal income tax purposes.

There is no charge for the exchange privilege or limitation as to frequency of exchanges. The minimum amount for an exchange is [$1,000], except that shareholders who are establishing a new account with an investment company through the exchange privilege must insure that a sufficient number of shares are exchanged to meet the minimum initial investment required for the investment company into which the exchange is being made.

The exchange privilege provides Individual Investor Class shareholders of the Fund with a convenient method to shift their investment among different investment companies when they feel such a shift is desirable. The exchange privilege is available to shareholders resident in any state in which shares of the investment company being acquired may legally be sold. Shares may be exchanged only between investment company accounts registered in identical names. Before making an exchange, the investor should review the current prospectus of the investment company into which the exchange is to be made. Prospectuses may be obtained by contacting the Distributor at the address or telephone number set forth on the cover page of this Prospectus.

Instructions for exchanges may be made by sending a signature guaranteed written request to:

Pax World Fund Family
PFPC, Inc.
P.O. Box 8930
Wilmington, Delaware  19899-8930

or, for shareholders who have elected that option, by telephone. The signature guarantee must be by a recognized medallion program as described under "Redemption of Shares" herein. The Fund reserves the right to reject any exchange request and may modify or terminate the exchange privilege at any time.

INDIVIDUAL RETIREMENT ACCOUNTS

The Fund has available a form of individual retirement account ("IRA") for investment in shares of the Fund's Individual Investor Class shares only. Individuals earning compensation generally may make IRA contributions of up to the lesser of their compensation or $2,000 annually. However, the deductibility of an individual's IRA contribution may be reduced or eliminated if the individual or, in the case of a married individual filing jointly, either the individual or the individual's spouse is an active participant in an employer-sponsored retirement plan. Thus, in the case of an active participant, the deduction will be reduced proportionately if adjusted gross income is within a phase out range and will not be available if adjusted gross income is above the phase out range. For 1998, the phase out range is $30,000 to $40,000 for single individuals and $50,000 to $60,000 for married couples filing a joint return, with annual increases thereafter. An individual is not considered an active participant in an employer sponsored retirement plan merely because the individual's spouse is an active participant. In addition, an individual with a non-working spouse may establish a separate IRA for the spouse and annually contribute a total of up to $4,000 to the two IRAs, provided that no more than $2,000 may be contributed to the IRA of either spouse. However, the deduction for an individual, who is not an active participant in an employer sponsored retirement plan but whose spouse is, is phased out at adjusted gross income between $150,000 and $160,000.
The minimum investment required to open an IRA is $250.

Withdrawals from an IRA, other than that portion, if any, of the withdrawal considered to be a return of the investor's non-deductible IRA contribution, are taxed as ordinary income when received. Such withdrawals may be made without penalty after the participant reaches age 59 1/2, and must commence shortly after age 70 1/2. Except for withdrawals to pay for certain qualified higher education expense and first time home buyer expense, withdrawals before age 59 1/2 or the failure to commence withdrawals on a timely basis after age 70 1/2 may involve the payment of certain penalties.

652644.2
                                                                17

The Fund also makes available education IRA's and Roth IRA's. Education IRA's permit eligible individuals to contribute up to $500 per year per beneficiary under 18 years old. The $500 annual contribution limit is phased out for single individuals with modified adjusted gross income between $90,000 and $110,000 and for married couples filing a joint return with modified adjusted gross income between $150,000 and $160,000. Above the phase out ranges no contribution is allowed. Distributions from an education IRA are generally excluded from income when used for qualified higher education expenses.

An individual may make an annual contribution of up to $2,000 to a Roth IRA. Unlike a traditional IRA, contributions to a Roth IRA are not deductible. However, distributions are generally excluded from income provided they occur at least five years after the first contribution to the IRA and are either after the individual reaches age 59 1/2, because of death or disability, or for first time home buyer's expenses. The maximum annual contribution to a Roth IRA is just like any other IRA, the lesser of the individual's compensation or $2,000. However, the maximum annual contribution to a Roth IRA is reduced by contributions to any other IRA and is phased out for single individuals with adjusted gross income between $95,000 and $110,000 and for married couples filing a joint return with adjusted gross income between $150,000 and $160,000. The requirement that distributions from an IRA must commence at age 70 1/2 does not apply to a Roth IRA.

Fund Individual Investor Class shares may also be a suitable investment for assets of other types of qualified pension or profit-sharing plans, including cash or deferred or salary reduction "section 401(k) plans" which give participants the right to defer portions of their compensation for investment on a tax-deferred basis until distributions are made from the plans.


An investor should contact the Fund to obtain further information concerning a Fund IRA and required disclosure statement. An investor should consult their tax Advisor as well, particularly in view of changes in the tax law.

DISTRIBUTION AND SERVICE PLAN
Pursuant to Rule 12b-1 under the 1940 Act, the Securities and Exchange Commission has required that an investment company which bears any direct or indirect expense of distributing its shares must do so only in accordance with a plan permitted by Rule 12b-1. Effective ______, 1997, the Fund's Board of Directors adopted a distribution and service plan (the "Plan") and, pursuant to the Plan, the Fund and Reich & Tang Distributors L.P. (the "Distributor") entered into a Distribution Agreement and a Shareholder Servicing Agreement.

Reich & Tang Asset Management, Inc. serves as the sole general partner for both Reich & Tang Asset Management L.P. and Reich & Tang Distributors L.P., and Reich & Tang Asset Management L.P. serves as the sole limited partner of the Distributor.

Under the Distribution Agreement, the Distributor serves as distributor of the Fund's shares and, for nominal consideration and as agent for the Fund, will solicit orders for the purchase of the Fund's shares, provided that any orders will not be binding on the Fund until accepted by the Fund as principal.

Under the Shareholder Servicing Agreement, the Distributor receives, with respect to the Individual Investor Class and Broker Service Class shares, a service fee equal to .25% per annum of the Individual Investor Class and Broker Service Class shares' average daily net assets (the "Shareholder Servicing Fee") for providing personal shareholder services and for the maintenance of shareholder accounts. The fee is accrued daily and paid monthly and any portion of the fee may be deemed to be used by the Distributor for payments to Clearing Brokers with respect to their provision of such services to their clients or customers who are shareholders of the Broker Service Class shares of the Fund.

The Plan and the  Shareholder  Servicing  Agreement for the Individual  Investor
Class and Broker Service Class provide that, in addition to the Shareholder Servicing Fee, the Fund will pay for (i) telecommunications expenses including the cost of dedicated lines and CRT terminals, incurred by the Distributor and Clearing Brokers in carrying out their obligations under the Shareholder Servicing Agreement with respect to Individual Investor Class and Broker Service Class shares and (ii) preparing, printing and delivering the Fund's prospectus to existing shareholders of the Fund and preparing and printing subscription application forms for shareholder accounts.

The Plan provides that the Advisor and Sub-Advisor may make payments from time to time from their own resources, which may include the advisory fee, the management fee and past profits for the following purposes: (i) to defray the costs of, and to compensate others, including Clearing Brokers with whom the Distributor has entered into written agreements, for performing shareholder servicing and related administrative functions on behalf of the Fund; (ii) to defray the cost of, and to compensate certain others, including Clearing Brokers for providing assistance in distributing the Broker Service Class shares; and
(iii) to pay the costs of printing and distributing the Fund's prospectus to prospective investors, and to defray the cost of the preparation and printing of brochures and other promotional materials, mailings to prospective shareholders, advertising, and other promotional activities, including the salaries and/or commissions of sales personnel in connection

652644.2
                                                                18
with the distribution of the Fund's shares. The Distributor may also make payments from time to time from its own resources, which may include the Shareholder Servicing Fee (with respect to Individual Investor Class and Broker Service Class shares) and past profits, for the purposes enumerated in (i) above. The Distributor will determine the amount of such payments made pursuant to the Plan, provided that such payments will not increase the amount which the Fund is required to pay to the Advisor, Sub-Advisor or Distributor for any fiscal year under either the Advisory Agreement or the SubAdvisory Agreement, the Administrative Services Contract or the Shareholder Servicing Agreement in effect for that year.

The Clearing Brokers whose clearance clients offer the Broker Service Class shares to their retail brokerage clients have contracted with the Distributor to perform certain sub-transfer agent accounting services for those clients who have invested in the Broker Service Class shares of the Fund. In consideration of the provision of these sub-transfer agency accounting services, the Clearing Brokers will receive sub-transfer agency fees from the Distributor or its affiliate, the Fund's transfer agent. As a result of the payment of the sub-transfer agency accounting fees to these broker-dealers, Broker Service Class shares will have higher transfer agency charges than the other classes of the Fund.

The broker-dealers whose clients are Sweep Investors have contracted with the Distributor to perform certain sub-transfer agent accounting services for those clients who have invested in the Broker Service Class shares of the Fund. In consideration of the provision of these sub-transfer agent accounting services, the broker-dealers will receive sub-transfer agency fees from the Distributor or its affiliate the Fund's transfer agent. As a result of the payment of the sub-transfer agent accounting fees to these broker-dealers, Broker Service Class shares will have higher transfer agency charges than the other classes of the Fund.

The Glass-Steagall Act and other applicable laws and regulations prohibit banks and other depository institutions from engaging in the business of underwriting, selling or distributing most types of securities. However, in the opinion of the SubAdvisor based on the advice of counsel, these laws and regulations do not prohibit such depository institutions from providing other services for investment companies such as the shareholder servicing and related administrative functions referred to above. The Fund's Board of Directors will consider appropriate modifications to the Fund's operations, including discontinuance of any payments then being made under the Plan to banks and other depository institutions, in the event of any future change in such laws or regulations which may affect the ability of such institutions to provide the above-mentioned services. It is not anticipated that the discontinuance of payments to such an institution would result in loss to shareholders or change in the Fund's net asset value. In addition, state securities laws on this issue may differ from the interpretations of Federal law expressed herein and banks and financial institutions may be required to register as dealers pursuant to state law.

DIVIDENDS, DISTRIBUTIONS AND TAXES
Each dividend and capital gains distribution, if any, declared by the Fund on its outstanding shares will, at the election of each shareholder, be paid in cash or in additional shares of the same Class having an aggregate net asset value as of the payment date of such dividend or distribution equal to the cash amount of such dividend or distribution. Election to receive dividends and distributions in cash or shares is made at the time shares are subscribed for and may be changed by notifying the Fund in writing at any time prior to the record date for a particular dividend or distribution. If the shareholder makes no election, the Fund will make the distribution in shares. There is no sales or other charge in connection with the reinvestment of dividends and capital gains distributions.

While it is intention of the Fund to distribute to its shareholders substantially all of each fiscal year's net income and net realized capital gains, if any, the amount and time of any such dividend or distribution must necessarily depend upon the realization by the Fund of income and capital gains from investments. Except as described herein, the Fund's net investment income (including net realized short-term capital gains, if any) will be declared as a dividend on each Fund Business Day. The Fund declares dividends for Saturdays, Sundays and holidays on the previous Fund Business Day. The Fund generally pays dividends monthly after the close of business on the last calendar day of each month or after the close of business on the previous Fund Business Day if the last calendar day of each month is not a Fund Business Day. Capital gains distributions, if any, will be made at least annually, and in no event later than 60 days after the end of the Fund's fiscal year. There is no fixed dividend rate, and there can be no assurance that the Fund will pay any dividends or realize any capital gains.

The Individual Investor Class and Broker Service Class shares will bear the Shareholder Servicing Fee under the Plan. As a result, the net income of and the dividends payable to the Individual Investor Class and Broker Service Class shares will be lower than the net income of and dividends payable to the Institutional Class shares of the Fund. Dividends paid to each Class of shares of the Fund will, however, be declared and paid on the same days at the same times and, except as noted with respect to the Shareholder Servicing Fee payable under the Plan, will be determined in the same manner and paid in the same amounts.


652644.2
                                                                19

The Fund intends to qualify for and elect special treatment applicable to a "regulated investment company" under the Internal Revenue Code of 1986, as amended. To qualify as a regulated investment company, the Fund must meet certain complex tests concerning its investments and distributions. For each year the Fund qualifies as a regulated investment company, it will not be subject to federal income tax on income distributed to its shareholders in the form of dividends or capital gains distributions. Additionally, the Fund will not be subject to a federal excise tax if the Fund distributes at least 98% of its ordinary income and 98% of its capital gain income to its shareholders. Dividends of net ordinary income and distributions of net short-term capital gains are taxable to the recipient shareholders as ordinary income but will not be eligible, in the case of corporate shareholders, for the dividend-received deduction.

The Fund is required by Federal law to withhold 31% of reportable payments (which may include dividends, capital gains distributions and redemptions) paid to shareholder who have not complied with IRS regulations. In connection with this withholding requirement, a shareholder will be asked to certify on his application that the social security or tax identification number provided is correct and that the shareholder is not subject to 31% backup withholding for previous underreporting to the IRS.

NET ASSET VALUE
The Fund determines the net asset value of the shares of the Fund (computed separately for each Class of shares) as of 12:00 noon, New York City time, by dividing the value of the Fund's net assets (i.e., the value of its securities and other assets less its liabilities, including expenses payable or accrued but excluding capital stock and surplus) by the number of shares outstanding at the time the determination is made. The Fund determines its net asset value on each Fund Business Day. Fund Business Day for this purpose means any day on which the Fund's custodian is open for trading. Purchases and redemptions will be effected at the time of determination of net asset value next following the receipt of any purchase or redemption order. (See "Purchase and Redemption of Shares" and "Other Purchase and Redemption Procedures" herein.)

In order to maintain a stable net asset value per share for each Class of $1.00, the Fund's portfolio securities are valued at their amortized cost. Amortized cost valuation involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, except that if fluctuating interest rates cause the market value of the Fund's portfolio to deviate more than 1/2 of 1% from the value determined on the basis of amortized cost, the Board of Directors will consider whether any action should be initiated to prevent any material dilutive effect on investors. Although the amortized cost method provides certainty in valuation, it may result in periods during which the stated value of an instrument is higher or lower than the price an investment company would receive if the instrument were sold. There is no assurance that the Fund will maintain a stable net asset value per share of $1.00.

GENERAL INFORMATION
The Fund was incorporated under the laws of the State of Maryland on November 26, 1997 and it is registered with the Securities and Exchange Commission as a diversified, open-end management investment company.

The Fund prepares semi-annual unaudited and annual audited reports which include a list of investment securities held by the Fund and which are sent to shareholders.

As a general matter, the Fund will not hold annual or other meetings of the Fund's shareholders. This is because the By-laws of the Fund provide for annual meetings only (a) for the election of directors, (b) for approval of revised investment advisory contracts with respect to a particular class or series of stock, (c) for approval of revisions to the Fund's distribution agreement with respect to a particular class or series of stock, and (d) upon the written request of holders of shares entitled to cast not less than 25% of all the votes entitled to be cast at such meeting. Annual and other meetings may be required with respect to such additional matters relating to the Fund as may be required by the Act including the removal of Fund director(s) and communication among shareholders, any registration of the Fund with the SEC or any state, or as the Directors may consider necessary or desirable. Each Director serves until the next meeting of the shareholders called for the purpose of considering the election or reelection of such Director or of a successor to such Director, and until the election and qualification of his or her successor, elected at such a meeting, or until such Director sooner dies, resigns, retires or is removed by the vote of the shareholders.

For further information with respect to the Fund and the shares offered hereby, reference is made to the Fund's Registration Statement filed with the Securities and Exchange Commission and copies thereof may be obtained upon payment of certain duplicating fees.

CUSTODIAN AND TRANSFER AGENTS
Investors Fiduciary Trust Company, 127 West 10th Street, Kansas City, Missouri 64105, is the custodian for the Fund's cash and securities. Reich & Tang Services L.P., 600 Fifth Avenue, New York, New York 10020 is the transfer agent and dividend agent for the Broker Service Class shares of the Fund. PFPC, Inc., 400 Bellevue Parkway, Wilmington, Delaware

652644.2
                                                                20

19809 is the transfer agent and dividend agent for Individual Investor Class shares of the Fund. The Fund's custodian and transfer agents do not assist in, and are not responsible for, investment decisions involving assets of the Fund.


652644.2
                                                                21

     TABLE OF CONTENTS

Table of Fees and Expenses                             PAX
Selected Financial Information                         WORLD
Introduction                                           MONEY
Investment Objectives,                                 MARKET FUND, INC.
Policies and Risks
 Social Criteria of Portfolio                                    PROSPECTUS
Risk Factors and Additional                                      _______, 1997
Investment Information
Investment Restrictions
Management of the Fund
Description of Common Stock
How to Purchase and Redeem Shares
  Investments Through
  Clearing Brokers
  Direct Purchase and
Redemption Procedures
   Initial Purchase of Shares
   Electronic Fund Transfers (EFT),
   Pre-Authorized Credit
   and Direct Deposit Privilege
   Subsequent Purchases of Shares
   Redemption of Shares
   Specified Amount Automatic
   Withdrawal Plan
   Exchange Privilege
   Individual Retirement Accounts
   Distribution and Service Plan
   Dividends, Distributions and Taxes
   Net Asset Value
   General Information
   Custodian and Transfer Agents


652644.2

PAX WORLD
MONEY MARKET FUND, INC.

                       STATEMENT OF ADDITIONAL INFORMATION
                                ________ __, 1997
                  Relating to the Prospectus for the Institutional Class Shares of Pax World Money Market Fund, Inc. dated _______ __, 1997 and the Prospectus for the Individual Investor Class and Broker Service Class Shares of Pax World Money Market Fund, Inc.
                  dated _______ __, 1997

This Statement of Additional Information, although not in itself a prospectus, expands upon and supplements the information contained in the current prospectuses of the Institutional Class Shares of Pax World Money Market Fund, Inc., and the Individual Investor Class and Broker Service Class Shares of Pax World Money Market Fund, Inc. (each the "Fund") and should be read in conjunction with each respective prospectus. The Fund's respective prospectus may be obtained from any Participating Organization or by writing or calling the Fund. This Statement of Additional Information is incorporated by reference into the respective prospectus in its entirety.

                                Table of Contents
Investment Objectives, Policies and Risks.......................
Investments and Investment Techniques...........................
Investment Restrictions.........................................
Portfolio Transactions..........................................
Purchase and Redemption of Shares and Other
  Purchase and Redemption Procedures............................
Yield Quotations................................................
Management, Advisory and Sub-Advisory Agreements................
Distribution and Service Plan...................................
Description of Common Stock.....................................
Custodian and Transfer Agents...................................
Net Asset Value.................................................
Description of Ratings..........................................



652637.1

INVESTMENT OBJECTIVES, POLICIES AND RISKS

The Pax World Money Market Fund, Inc. (the "Fund") is a diversified, no-load, open-end management investment company consisting of money market instruments which are designed to meet the short-term investment needs of individual, corporate and institutional investors. There are no sales loads, exchange or redemption fees associated with the Fund.

Social Criteria of Fund

The policy of the Fund is to seek to invest in companies that are not to any degree engaged in manufacturing defense or weapons-related products. The policy of the Fund is to exclude from its portfolio securities of (i) companies engaged in military activities, (ii) companies appearing on the United States Department of Defense list of 100 largest contractors (a copy of which may be obtained from the Office of the Secretary, Department of Defense, Washington, D.C. 20310) if five percent (5%) or more of the gross sales of such companies are derived from contracts with the United States Department of Defense, (iii) other companies contracting with the United States Department of Defense if five percent (5%) or more of the gross sales of such companies are derived from contracts with the United States Department of Defense, and (iv) companies which derive revenue from the manufacture of liquor, tobacco and/or gambling products.

In order to properly supervise a securities portfolio containing the limitations described above, care must be exercised to continuously monitor developments of the companies whose securities are included in the Fund. Developments and trends in the economy and financial markets are also considered, and the screening of many securities is required to implement the investment philosophy of the Fund. The Advisor, Pax World Management Corp., is responsible for such supervision and screening of the securities included in the Fund.

A detailed description of the types and quality of the securities in which the Fund may invest is further described in each of the Fund's Prospectuses and is incorporated herein by reference. The investment objectives stated below for the Fund are fundamental and may be changed only with the approval of a majority of outstanding shares of the Fund.

General  Investment  Objectives  and Policies of the Fund

The Fund's investment objectives are to maximize current income and to maintain liquidity and a stable net asset value of $1.00 per share of each Class. The Fund attempts to accomplish these objectives by investing exclusively in high quality, short-term money market obligations with maturities of 397 days or less. The Fund will only purchase high quality money market instruments that have been determined by the Fund's Board of Directors to present minimal credit risks and that are First Tier Eligible Securities at the time of acquisition, so that the Fund is able to employ the amortized cost method of valuation. The term First Tier Eligible Securities means (i) securities that have remaining maturities of 397 days or less and are rated in the highest short-term rating category by any two nationally recognized statistical rating organizations ("NRSROs") or in such category by the only NRSRO that has rated the securities (collectively, the "Requisite NRSROs") (acquisition in the latter situation must also be ratified by the Board of Directors); (ii) securities that have remaining maturities of 397 days or less but that at the time of issuance were long-term securities and whose issuer has received from the Requisite NRSROs a rating with respect to comparable short-term debt in the highest short-term category; and
(iii) unrated securities determined by the Fund's Board of Directors to be of comparable quality. Where the issuer of a long-term security with a remaining maturity which would otherwise qualify it as a First Tier Eligible Security does not have rated short-term debt outstanding, the long-term security is treated as unrated but may not be purchased if it has a long-term rating from any NRSRO that is below the two highest long-term categories. A determination of comparability by the Board of Directors is made on the basis of its credit evaluation of the issuer, which may include an evaluation of a letter of credit, guarantee, insurance or other credit facility issued in support of the securities or participation certificates. There can be no assurance that the Fund can achieve these objectives or that it will be able to maintain a stable net asset value of $1.00 per share of each Class.

Risk  Factors

The Fund may invest in certain foreign securities. Investment in obligations of foreign issuers and in foreign branches of domestic banks involves somewhat different investment risks from those affecting obligations of United States domestic issuers. There may be limited publicly available information with respect to foreign issuers and foreign issuers are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to domestic companies. There may also be less government supervision and regulation of foreign securities exchanges, brokers and listed companies than in the United States. Foreign securities markets have substantially less volume than national securities exchanges and securities of some foreign companies are less liquid and more volatile than securities of comparable domestic companies. Brokerage commissions and other transaction costs on foreign securities exchanges are generally higher than in the United States. Dividends and interest paid by foreign issuers may be subject to withholding and other foreign taxes, which may decrease the net return on foreign investments as compared to dividends and interest paid to the Fund by domestic companies. Additional risks include future political and economic developments, the possibility that a foreign jurisdiction might impose or change withholding taxes on income payable with respect to foreign securities, the possible seizure, nationalization

652637.1
                                       -2-
or expropriation of the foreign issuer or foreign deposits and the possible adoption of foreign governmental restrictions such as exchange controls.

The investment objectives and policies of the Fund are pursued through the following additional strategies employed in the management of the Fund which are described under "Investments and Investment Techniques":

1.   Change in Ratings
2.   Amortized Cost Valuation of Portfolio Securities
3.   Variable Rate Demand Instruments
4.   When-Issued Securities
5.   Repurchase Agreements
6.   Participation Interests
7. Domestic and Foreign Bank Obligations, Certificates of Deposit, Commercial Paper, Time Deposits and Bankers' Acceptances
8.   Privately Placed Securities

INVESTMENTS AND INVESTMENT TECHNIQUES

Change in Ratings

Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchases. To the extent that the ratings accorded by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Rating Services, a division of the McGraw-Hill Companies ("S&P") for securities may change as a result of changes in these ratings systems, the sub-advisor for the Fund, Reich & Tang Asset Management L.P. (the "Sub-Advisor"), will attempt to use comparable ratings as standards for its investment in debt securities in accordance with the investment policies contained therein. However, if the Fund holds any variable rate demand instruments with stated maturities in excess of one year, such instruments must maintain their high quality rating or must be sold from the Fund. See "Variable Rate Demand Instruments" herein. The Board of Directors of the Fund shall reassess promptly whether the security presents minimal credit risks and shall cause the Fund to take such action as the Board of Directors determines is in the best interest of the Fund and its shareholders. However, reassessment is not required if the security is disposed of or matures within five business days of the Sub-Advisor becoming aware of the new rating and provided further that the Board of Directors is subsequently notified of the Sub-Advisor's actions.

In addition, in the event that a security (1) is in default, (2) ceases to be an Eligible Security under Rule 2a-7 of the Investment Company Act of 1940 (the "1940 Act") or (3) is determined to no longer present minimal credit risks, the Fund will dispose of the security absent a determination by the Fund's Board of Directors that disposal of the security would not be in the best interests of the Fund. In the event that the security is disposed of, it shall be disposed of as soon as practicable consistent with achieving an orderly disposition by sale, exercise of any demand feature, or otherwise. In the event of a default with respect to a security which immediately before default accounted for 1/2 of 1% or more of the Fund's total assets, the Fund shall promptly notify the Securities and Exchange Commission of such fact and of the actions that the Fund intends to take in response to the situation.

Amortized  Cost Valuation of Portfolio  Securities

Pursuant to Rule 2a-7 under the 1940 Act, the Fund uses the amortized cost method of valuing its investments, which facilitates the maintenance of the Fund's per share net asset value at $1.00. The amortized cost method involves initially valuing a security at its cost and thereafter amortizing to maturity any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument.

Consistent with the provisions of Rule 2a-7, the Fund maintains a dollar-weighted average portfolio maturity of 90 days or less, purchases only instruments having effective maturities of 397 days or less, and invests only in securities determined by or under the direction of the Board of Directors to be of high quality with minimal credit risks.

The Board of Directors has also established procedures designed to stabilize, to the extent reasonably possible, the Fund's price per share of each Class as computed for the purpose of sales and redemptions at $1.00. Such procedures include review of the Fund's investments by the Board of Directors at such intervals as it deems appropriate to determine whether the Fund's net asset value calculated by using available market quotations or market equivalents (i.e., determination of value by reference to interest rate levels, quotations of comparable securities and other factors) deviates from $1.00 per share for each Class based on amortized cost. Market quotations and market equivalents used in such review may be obtained from an independent pricing service approved by the Board of Directors.

The extent of deviation between the Fund's net asset value based upon available market quotations or market equivalents and $1.00 per share based on amortized cost, will be periodically examined by the Board of Directors. If such deviation exceeds

652637.1
                                       -3-

1/2 of 1%, the Board of Directors will promptly consider what action, if any, will be initiated. In the event the Board of Directors determines that a deviation exists which may result in material dilution or other unfair results to investors or existing shareholders, they will take such corrective action as they regard to be necessary and appropriate, including the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding part or all of dividends or payment of distributions from capital or capital gains; redemptions of shares in kind; or establishing a net asset value per share by using available market quotations or equivalents. The Fund may hold cash for the purpose of stabilizing its net asset value per share. Holdings of cash, on which no return is earned, would tend to lower the yield on the Fund's shares.

Variable Rate Demand Instruments

The Fund may purchase variable rate demand instruments. Variable rate demand instruments that the Fund will purchase are tax exempt Municipal Securities or taxable (variable amount master demand notes) debt obligations that provide for a periodic adjustment in the interest rate paid on the instrument and permit the holder to demand payment of the unpaid principal balance plus accrued interest at specified intervals upon a specified number of days' notice either from the issuer or by drawing on a bank letter of credit, a guarantee, insurance or other credit facility issued with respect to such instrument.

The variable rate demand instruments in which the Fund may invest are payable on not more than thirty calendar days' notice either on demand or at specified intervals not exceeding one year depending upon the terms of the instrument. The terms of the instruments provide that interest rates are adjustable at intervals ranging from daily to up to one year and their adjustments are based upon the prime rate of a bank or other appropriate interest rate adjustment index as provided in the respective instruments. The Fund will decide which variable rate demand instruments it will purchase in accordance with procedures prescribed by its Board of Directors to minimize credit risks. Utilizing the amortized cost method of valuation, the Fund may only purchase variable rate demand instruments if (i) the instrument is subject to an unconditional demand feature, exercisable by the Fund in the event of default in the payment of principal or interest on the underlying securities, which itself qualifies as a First Tier Eligible Security or (ii) the instrument is not subject to an unconditional demand feature but does qualify as a First Tier Eligible Security and has a long-term rating by the Requisite NRSROs in one of the two highest rating categories or, if unrated, is determined to be of comparable quality by the Fund's Board of Directors. If an instrument is ever deemed to be of less than high quality, the Fund either will sell it in the market or exercise the demand feature.

The variable rate demand instruments in which the Fund may invest include participation certificates purchased by the Fund from banks, insurance companies or other financial institutions in fixed or variable rate, tax-exempt Municipal Securities (expected to be concentrated in industrial revenue bonds) or taxable debt obligations (variable amount master demand notes) owned by such institutions or affiliated organizations. A participation certificate would give the Fund an undivided interest in the obligation in the proportion that the Fund's participation interest bears to the total principal amount of the obligation and provides the demand repurchase described below. Where the institution issuing the participation certificate does not meet the Fund's high quality standards, the participation certificate is backed by an irrevocable letter of credit or guaranty of a bank (which may be a bank issuing a confirming letter of credit, or a bank serving as agent of the issuing bank with respect to the possible repurchase of the participation certificate or a bank serving as agent of the issuer with respect to the possible repurchase of the issue) or insurance policy of an insurance company that the Board of Directors of the Fund has determined meets the prescribed quality standards for the Fund. The Fund has the right to sell the participation certificate back to the institution and, where applicable, draw on the letter of credit, guarantee or insurance after no more than 30 days' notice either on demand or at specified intervals not exceeding 397 days (depending on the terms of the participation), for all or any part of the full principal amount of the Fund's participation interest in the security, plus accrued interest. The Fund intends to exercise a demand only (1) upon a default under the terms of the bond documents, (2) as needed to provide liquidity to the Fund in order to make redemptions of the Fund shares, or (3) to maintain a high quality investment portfolio. The institutions issuing the participation certificates may retain a service and letter of credit fee (where applicable) and a fee for providing the demand repurchase feature, in an amount equal to the excess of the interest paid on the instruments over the negotiated yield at which the participation certificates were purchased by the Fund. The total fees generally range from 5% to 15% of the applicable "prime rate"1 or other interest rate index. With respect to insurance, the Fund will attempt to have the issuer of the participation certificate bear the cost of the insurance, although the Fund retains the option to purchase insurance if necessary, in which case the cost of insurance will be an expense of the Fund subject to the expense limitation on investment company expenses prescribed by any state in which the Fund's shares are qualified for sale. The Sub-Advisor has been instructed by the Fund's Board of Directors to continually monitor the pricing, quality and liquidity of the variable rate demand instruments held by the Fund, including the participation certificates, on the basis of

--------
1 The "prime rate" is generally the rate charged by a bank to its creditworthy customers for short-term loans. The prime rate of a particular bank may differ from other banks and will be the rate announced by each bank on a particular day. Changes in the prime rate may occur with great frequency and generally become effective on the date announced.

652637.1
                                       -4-
published financial information and reports of the rating agencies and other bank analytical services to which the Fund may subscribe. Although these instruments may be sold by the Fund, the Fund intends to hold them until maturity, except under the circumstances stated above (see "Dividends, Distributions and Taxes" in the Prospectus).

While the value of the underlying variable rate demand instruments may change with changes in interest rates generally, the variable rate nature of the underlying variable rate demand instruments should minimize changes in value of the instruments. Accordingly, as interest rates decrease or securities increase, the potential for capital appreciation and the risk of potential capital depreciation is less than would be the case with a portfolio of fixed income securities. The Fund may contain variable rate demand instruments on which stated minimum or maximum rates, or maximum rates set by state law limit the degree to which interest on such variable rate demand instruments may fluctuate; to the extent it does, increases or decreases in value may be somewhat greater than would be the case without such limits. Additionally, the Fund may contain variable rate demand participation certificates in fixed rate Municipal Securities and taxable debt obligations (the Fund will not acquire a variable note demand participation certificate in fixed rate municipal securities without an opinion of counsel). The fixed rate of interest on these obligations will be a ceiling on the variable rate of the participation certificate. In the event that interest rates increased so that the variable rate exceeded the fixed rate on the obligations, the obligations could no longer be valued at par and this may cause the Fund to take corrective action, including the elimination of the instruments. Because the adjustment of interest rates on the variable rate demand instruments is made in relation to movements of the applicable banks' prime rate, or other interest rate adjustment index, the variable rate demand instruments are not comparable to long-term fixed rate securities. Accordingly, interest rates on the variable rate demand instruments may be higher or lower than current market rates for fixed rate obligations or obligations of comparable quality with similar maturities.

For purposes of determining whether a variable rate demand instrument held by the Fund matures within 397 days from the date of its acquisition, the maturity of the instrument will be deemed to be the longer of (1) the period required before the Fund is entitled to receive payment of the principal amount of the instrument or (2) the period remaining until the instrument's next interest rate adjustment. The maturity of a variable rate demand instrument will be determined in the same manner for purposes of computing the Fund's dollar-weighted average portfolio maturity. If a variable rate demand instrument ceases to meet the investment criteria of the Fund, it will be sold in the market or through exercise of the repurchase demand.

When-Issued  Securities

The Fund may purchase debt obligations offered on a "when-issued" or "delayed delivery" basis. When so offered, the price, which is generally expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the when-issued securities takes place at a later date. Normally, the settlement date occurs within one month of the purchase of debt obligations; during the period between purchase and settlement, no payment is made by the purchaser to the issuer and no interest accrues to the purchaser. To the extent that assets of the Fund are not invested prior to the settlement of a purchase of securities, the Fund will earn no income; however, it is intended that the Fund will be fully invested to the extent practicable and subject to the policies stated above. While when-issued securities may be sold prior to the settlement date, it is intended that the Fund will purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. At the time the Fund makes the commitment to purchase a debt obligation on a when-issued basis, it will record the transaction and reflect the value of the security in determining its net asset value. The Fund does not believe that the net asset value or income of the Fund's securities portfolios will be adversely affected by their purchase of debt obligations on a when-issued basis. The Fund will establish a segregated account in which it will maintain cash and marketable securities equal in value to commitments for when-issued securities. Such segregated securities either will mature or, if necessary, be sold on or before the settlement date.

Repurchase Agreements

When the Fund purchases securities, it may enter into a repurchase agreement with the seller wherein the seller agrees, at the time of sale, to repurchase the security at a mutually agreed upon time and price. The Fund may enter into repurchase agreements with member banks of the Federal Reserve System and with broker-dealers who are recognized as primary dealers in United States government securities by the Federal Reserve Bank of New York. Although the securities subject to a repurchase agreement might bear maturities exceeding one year, settlement for the repurchase would never be more than 397 days after the Fund's acquisition of the securities and normally would be within a shorter period of time. The resale price will be in excess of the purchase price, reflecting an agreed upon market rate effective for the period of time the Fund's money will be invested in the security, and will not be related to the coupon rate of the purchased security. At the time the Fund enters into a repurchase agreement the value of the underlying security, including accrued interest, will be equal to or exceed the value of the repurchase agreement, and, in the case of a repurchase agreement exceeding one day, the seller will agree that the value of the underlying security, including accrued interest, will at all times be equal to or exceed the value of the repurchase agreement. The Fund may engage in a repurchase agreement with respect to any security in which the Fund is authorized to invest, even though the underlying security may mature in more than one year. The collateral securing the

652637.1
                                       -5-
seller's obligation must be of a credit quality at least equal to the Fund's investment criteria for the Fund securities and will be held by the Fund custodian or in the Federal Reserve Book Entry System.

For purposes of the 1940 Act, a repurchase agreement is deemed to be a loan from the Fund to the seller subject to the repurchase agreement and is therefore subject to the Fund's investment restrictions applicable to loans. It is not clear whether a court would consider the securities purchased by the Fund subject to a repurchase agreement as being owned by the Fund or as being collateral for a loan by the Fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the securities before repurchase of the security under a repurchase agreement, the Fund may encounter delay and incur costs before being able to sell the security. Delays may result in the loss of interest or the decline in the price of the security. If the court characterized the transaction as a loan and the Fund has not perfected a security interest in the security, the Fund may be required to return the security to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the Fund would be at the risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt obligation purchased for the Fund, the Sub-Advisor seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security, in which case the Fund may incur a loss if the proceeds to the Fund of the sale to a third party are less than the repurchase price. However, if the market value of the securities subject to the repurchase agreement becomes less than the repurchase price (including interest), the Fund involved will direct the seller of the security to deliver additional securities so that the market value of all securities subject to the repurchase agreement will equal or exceed the repurchase price. It is possible that the Fund will be unsuccessful in seeking to impose on the seller a contractual obligation to deliver additional securities.

Participation Interests

The Fund may purchase from banks participation interests in all or part of specific holdings of Municipal or other debt obligations (including corporate loans). Where the institution issuing the participation does not meet the Fund's quality standards, the participation may be backed by an irrevocable letter of credit or guarantee that the Board of Directors has determined meets the prescribed quality standards of the Fund. Thus, even if the credit of the selling bank does not meet the quality standards of the Fund, the credit of the entity issuing the credit enhancement will meet such prescribed quality standard. The Fund will have the right to sell the participation interest back to the bank for the full principal amount of the Fund's interest in the Municipal or debt obligation plus accrued interest, but only (1) as required to provide liquidity to the Fund, (2) to maintain the quality standards of the Fund's investment portfolio or (3) upon a default under the terms of the debt obligation. The selling bank may receive a fee from the Fund in connection with the arrangement. When purchasing bank participation interests, the Fund will treat both the bank and the underlying borrower as the issuer of the instrument for the purpose of complying with the diversification requirement of the investment restrictions discussed below.

Domestic and Foreign Bank Obligations, Certificates of Deposit and Bankers' Acceptances

The Fund may purchase certificates of deposit, time deposits, bankers' acceptances, commercial paper and other obligations issued or guaranteed by the 50 largest banks in the United States. For this purpose banks are ranked by total deposits as shown by their most recent annual financial statements. The "other obligations" in which the Fund may invest include instruments (such as bankers' acceptances, commercial paper and certificates of deposit) issued by United States subsidiaries of the 50 largest banks in the United States where the instruments are guaranteed as to principal and interest by such banks. At the time the Fund invests in any certificate of deposit, bankers' acceptance or other bank obligation, the issuer or its parent must have its debt rated within the quality standards of the Fund or if unrated be of comparable quality as determined by the Fund's Board of Directors.

Privately Placed Securities

The Fund may invest in securities issued as part of privately negotiated transactions between an issuer and one or more purchasers. Except with respect to certain commercial paper issued in reliance on the exemption from regulations in Section 4(2) of the Securities Act of 1933 (the "Securities Act") and securities subject to Rule 144A of the Securities Act which are discussed below, these securities are typically not readily marketable, and therefore are considered illiquid securities. The price the Fund pays for illiquid securities, and any price received upon resale, may be lower than the price paid or received for similar securities with a more liquid market. Accordingly, the valuation of privately placed securities by the Fund will reflect any limitations on their liquidity. As a matter of policy, the Fund will not invest more than 10% of the market value of the total assets of the Fund in repurchase agreements maturing in over seven days and other illiquid investments. The Fund may purchase securities that are not registered ("restricted securities") under the Securities Act, but can be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act. The Fund may also purchase certain commercial paper issued in reliance on the exemption from regulations in Section 4(2) of the Securities Act ("4(2) Paper"). However, the Fund will not invest more than 10% of its net assets in illiquid investments, which include securities for which there is no ready market, securities subject to contractual restriction on resale, certain investments in asset-backed and receivable-backed

652637.1
                                       -6-
securities and restricted securities (unless, with respect to these securities and 4(2) Paper, the Fund's Directors continuously determine, based on the trading markets for the specific restricted security, that it is liquid). The Directors may adopt guidelines and delegate to the Sub-Advisor the daily function of determining and monitoring liquidity of restricted securities and 4(2) Paper. The Directors, however, will retain sufficient oversight and be ultimately responsible for the determinations.

Since it is not possible to predict with assurance exactly how this market for restricted securities sold and offered under Rule 144A will develop, the Directors will carefully monitor the Fund investments in these securities, focusing on such factors, among others, as valuation, liquidity and availability of information. This investment practice could have the effect of increasing the level of illiquidity in the Fund to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities.


INVESTMENT RESTRICTIONS

The Fund has adopted the following investment restrictions which are in addition to those described in the Prospectus. Under the following restrictions, which may not be changed without the approval by a majority vote of the Fund's outstanding shares and which apply to the Fund, the Fund may not:

(a) invest in securities of companies that have conducted operations for less than three years, including the operations of predecessors;

(b) invest in or hold securities of any issuer if to the knowledge of the Fund officers and directors of the Fund or officers and directors of the Fund, the Advisor and the Sub-Advisor, individually owning beneficially more than 1/2 of 1% of the securities of the issuer, in the aggregate own more than 5% of the issuer's securities;

(c) (1) make investments for purpose of exercising control over any issuer or other person; (2) purchase securities having voting rights at the time of purchase; (3) purchase securities of other investment companies, except in connection with a merger, acquisition, consolidation, reorganization or acquisition of assets; (4) invest in real estate, including real estate limited partnerships, (other than debt obligations secured by real estate or interests therein or debt obligations issued by companies which invest in real estate or interests therein); (5) invest in commodities, commodity contracts, commodity options, interests and leases in oil, gas or other mineral exploration or development programs (the Fund may, however, purchase and sell securities of companies engaged in the exploration, development, production, refining transporting and marketing of oil, gas or minerals); (6) purchase restricted securities or purchase securities on margin; (7) make short sales of securities or intentionally maintain a short position in any security or write, purchase or sell puts, calls, straddles, spreads or any combination thereof; (8) act as an underwriter of securities or (9) issue senior securities, except insofar as the Fund may be deemed to have issued a senior security in connection with any permitted borrowing; and

(d) invest more than 25% of the value of the Fund's total assets in securities of companies in the same industry (excluding U.S. Government securities).

PORTFOLIO TRANSACTIONS

The Fund's purchases and sales of portfolio securities usually are principal transactions. Portfolio securities are normally purchased directly from the issuer, from banks and financial institutions or from an underwriter or market maker for the securities. There are usually no brokerage commission paid for such purchases. The Fund has paid no brokerage commissions since its formation. Any transaction for which the Fund pays a brokerage commission will be effected at the best price and execution available. Purchases from underwriters of portfolio securities include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers include the spread between the bid and asked price.

Allocation of transactions, including their frequency, to various dealers is determined by the Sub-Advisor in its best judgment and in a manner deemed in the best interest of shareholders of the Fund rather than by any formula. The primary consideration is prompt execution of orders in an effective manner at the most favorable price. No preference in purchasing portfolio securities will be given to banks or dealers that are Participating Organizations.

Investment decisions for the Fund will be made independently from those for any other investment companies or accounts that may now be or may hereafter become managed by the Sub-Advisor or its affiliates. If, however, the Fund and other investment companies

652637.1
                                       -7-
or accounts managed by the Sub-Advisor are simultaneously engaged in the purchase or sale of the same security, the transactions may be averaged as to price and allocated equitably to each account. In some cases, this policy might adversely affect the price paid or received by the Fund or the size of the position obtainable for the Fund. In addition, when purchases or sales of the same security for the Fund and for other investment companies managed by the Sub-Advisor occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantage available to large denomination purchasers or sellers.

No portfolio transactions are executed with the Sub-Advisor or its affiliates acting as principal. In addition, the Fund will not buy bankers' acceptances, certificates of deposit or commercial paper from the Sub-Advisor or its affiliates.

PURCHASE AND REDEMPTION OF SHARES AND OTHER PURCHASE AND REDEMPTION PROCEDURES

The material relating to the purchase and redemption of shares of each Class in the respective Prospectuses is herein incorporated by reference.

YIELD QUOTATIONS

The Fund calculates a seven-day yield quotation (computed separately for each Class of shares) using a standard method prescribed by the rules of the Securities and Exchange Commission. Under that method, the Fund's yield figure, which is based on a chosen seven-day period, is computed as follows: the Fund's return for the seven-day period (which is obtained by dividing the net change in the value of a hypothetical account having a balance of one share at the beginning of the period by the value of such account at the beginning of the period, which is expected to always be $1.00) is multiplied by (365/7) with the resulting annualized yield figure carried to the nearest hundredth of one percent. For purposes of the foregoing computation, the determination of the net change in account value during the seven-day period reflects (i) dividends declared on the original share and on any additional shares, including the value of any additional shares purchased with dividends paid on the original share, and (ii) fees charged to all shareholder accounts. Realized capital gains or losses and unrealized appreciation or depreciation of the Fund's portfolio securities are not included in the computation.

The Fund also compiles a compound effective yield quotation (computed separately for each Class of shares) for a seven-day period by using a formula prescribed by the Securities and Exchange Commission. Under that formula, the Fund's unannualized return for the seven-day period (described in the preceding paragraph) is compounded by adding one to the base period return, raising the sum to a power equal to 365/7 and subtracting one from the result (i.e., effective yield = (base return +1) 365/7-1).

Although published yield information is useful to investors in reviewing the Fund's performance, investors should be aware that the Fund's yield fluctuates from day to day and that the Fund's yield for any given period for the Fund is not an indication, or representation by the Fund, of future yields or rates of return on the Fund's shares. The Fund's yields are not fixed or guaranteed, and an investment in the Fund is not insured. Accordingly, the Fund's yield information may not necessarily be used to compare Fund shares with investment alternatives which, like money market instruments or bank accounts, may provide a fixed rate of interest. In addition, investments in the Fund may not necessarily be used to compare with investment alternatives which are insured or guaranteed.

Investors who purchase the Fund's shares directly may realize a higher yield than Participant Investors because they will not be subject to any fees or charges that may be imposed by Participating Organizations.

MANAGEMENT, ADVISORY AND SUB-ADVISORY AGREEMENTS

The Fund's Board of Directors, which is responsible for the overall management and supervision of the Fund, has employed Pax World Management Corp., 222 State Street, Portsmouth, New Hampshire 03801 (the "Advisor"), to act as investment advisor to the Fund. It was incorporated in 1970 under the laws of the State of Delaware. Pursuant to the terms of an Advisory Agreement entered into between the Fund and the Advisor (the "Advisory Agreement"), the Advisor, subject to the supervision of the Board of Directors of the Fund, is responsible for determining whether contemplated investments satisfy the social responsibility criteria applied to the Fund and overseeing the performance of the Sub-Advisor. Under the Advisory Agreement the Fund will pay the Advisor an annual advisory fee of .15% of the Fund's average daily net assets. As of December 31, 1996, the Advisor had over $600,000,000 in assets under management by virtue of serving as the Advisor to the Pax World Fund, Inc. (the "Pax World Fund") and the Pax World Growth Fund, Inc. (the "Pax World Growth Fund"). The Advisor has no clients other than the Fund, the Pax World Fund and the Pax World Growth Fund. Reich & Tang Asset Management L.P. will serve as the Sub-Advisor of the Fund under a Sub-Advisory Agreement entered into between the Advisor and Sub-Advisor (the "Sub-Advisory Agreement"). The Sub-Advisor provides persons satisfactory to the Fund's Board of Directors to serve as officers

652637.1
                                       -8-
of the Fund. Such officers, as well as certain other employees and Directors of the Fund, may be officers of Reich & Tang Asset Management, Inc., the sole general partner of the Sub-Advisor or employees of the Sub-Advisor or its affiliates. Due to the services performed by the Sub-Advisor, the Fund currently has no employees and its officers are not required to devote full-time to the affairs of the Fund. The Statement of Additional Information contains general background information regarding each Director and principal officer of the Fund.

The Sub-Advisor is a Delaware limited partnership with principal offices at 600 Fifth Avenue, New York, New York 10020. The Sub-Advisor, as of July 31, 1997, was investment manager, advisor or supervisor with respect to assets aggregating approximately $10.67 billion. In addition to the Fund, Reich & Tang Asset Management L.P.'s advisory clients include, among others, AEW Commercial Mortgage Securities Fund, Inc., California Daily Tax Free Income Fund, Inc., Connecticut Daily Tax Free Income Fund, Inc., Cortland Trust, Inc., Daily Tax Free Income Fund, Inc., Delafield Fund, Inc., Florida Daily Municipal Income Fund, Michigan Daily Tax Free Income Fund, Inc., New Jersey Daily Municipal Income Fund, Inc., New York Daily Tax Free Income Fund, Inc., North Carolina Daily Municipal Income Fund, Inc., Pennsylvania Daily Municipal Income Fund, Reich & Tang Equity Fund, Inc., Short Term Income Fund, Inc. and Tax Exempt Proceeds Fund, Inc. The Sub-Advisor also advises pension trusts, profit sharing trusts and endowments.

New England Investment Companies, L.P. ("NEICLP") is the limited partner and owner of a 99.5% interest in the Sub-Advisor. Reich & Tang Asset Management, Inc. (a wholly-owned subsidiary of NEICLP) is the general partner and owner of the remaining .5% interest of the Sub-Advisor.

On August 30, 1996, The New England Mutual Life Insurance Company ("The New England") and Metropolitan Life Insurance Company ("MetLife") merged, with MetLife being the continuing company. The Sub-Advisor remains an indirect wholly-owned subsidiary of NEICLP, but Reich & Tang Asset Management, Inc., its sole general partner, is now an indirect subsidiary of MetLife. Also, MetLife New England Holdings, Inc., a wholly-owned subsidiary of MetLife, owns approximately 48.5% of the outstanding limited partnership interest of NEICLP and may be deemed a "controlling person" of the Sub-Advisor. Reich & Tang, Inc. owns approximately 16% of the outstanding partnership units of NEICLP.

MetLife is a mutual life insurance company with assets of $297.6 billion at December 31, 1996. It is the second largest life insurance company in the United States in terms of total assets. MetLife provides a wide range of insurance and investment products and services to individuals and groups and is the leader among United States life insurance companies in terms of total life insurance in force, which exceeded $1.6 trillion at December 31, 1996 for MetLife and its insurance affiliates. MetLife and its affiliates provide insurance or other financial services to approximately 36 million people worldwide.

NEIC is a holding company offering a broad array of investment styles across a wide range of asset categories through thirteen subsidiaries, divisions and affiliates to institutional clients. Its business units include AEW Capital Management, L.P., Back Bay Advisors, L.P., Capital Growth Management, L.P., Graystone Partners, L.P., Harris Associates, L.P., Jurika & Voyles, L.P., Loomis, Sayles & Co., L.P., New England Funds Management, L.P., Reich & Tang Capital Management, Reich & Tang Funds, Vaughan-Nelson, Scarborough & McConnell L.P. and Westpeak Investment Advisors, L.P. These affiliates, in the aggregate, are investment advisors or sub-advisors of 80 other registered investment companies.

On         , the Board of  Directors,  including a majority of the Directors who are not interested persons (as defined in the 1940 Act) of the Fund, the Advisor or the Sub-Advisor, approved an Investment Advisory Agreement with Pax World
Management  Corp.  effective             , which  has a term  which  extends  to
         and may be continued in force  thereafter  for successive  twelve-month
periods beginning  each                 ,  provided  that  such  continuance  is
specifically approved annually by majority vote of the Fund's outstanding voting securities or by a majority of the Directors who are not parties to the Investment Advisory Agreement or interested persons of any such party, by votes cast in person at a meeting called for the purpose of voting on such matter. The Investment Advisory Agreement was approved by the sole shareholder of the Fund
on             , 1997.

Pursuant to the Sub-Advisory Agreement, the Sub-Advisor manages the Fund's portfolio of securities and makes decisions with respect to the purchase and sale of investments, subject to the general control of the Board of Directors of the Fund and the determination of the Advisor that the contemplated investments satisfy the social responsibility criteria applied to the Fund.

The Sub-Advisory Agreement is terminable without penalty by the Fund on sixty days' written notice when authorized either by majority vote of its outstanding voting shares or by a vote of a majority of its Board of Directors, or by the Sub-Advisor on sixty days' written notice, and will automatically terminate in the event of its assignment. The Sub-Advisory Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Sub-Advisor, or of reckless

652637.1
                                       -9-
disregard of its obligations thereunder, the Sub-Advisor shall not be liable for any action or failure to act in accordance with its duties thereunder.

For its services under the Sub-Advisory Agreement, the Sub-Advisor receives from the Advisor a fee equal to .075% per annum of the Fund's average daily net assets from its advisory fee. The fees are accrued daily and paid monthly. Investment management fees and operating expenses which are attributable to each Class of the Fund will be allocated daily to each Class based on the percentage of outstanding shares at the end of the day. Additional shareholder services provided by Participating Organizations to Institutional Class shareholders pursuant to the distribution and service plan shall be compensated by the Distributor from its shareholder servicing fee, the Sub-Advisor from its management fee and the Fund itself. Expenses incurred in the distribution of Institutional Class shares and the servicing of Institutional Class shares shall be paid by the Sub-Advisor.

Pursuant to the Administrative Services Agreement with the Fund, the Sub-Advisor also performs clerical, accounting supervision, office service and related functions for the Fund and provides the Fund with personnel to (i) supervise the performance of bookkeeping and related services by Investors Fiduciary Trust Company, the Fund's bookkeeping or record keeping agent, (ii) prepare reports to and filings with regulatory authorities, and (iii) perform such other services as the Fund may from time to time request of the Sub-Advisor. The personnel rendering such services may be employees of the Sub-Advisor, of its affiliates or of other organizations. The Fund pays the Sub-Advisor for such personnel and for rendering such services at rates which must be agreed upon by the Fund and the Sub-Advisor, provided that the Fund does not pay for services performed by any such persons who are also officers of the general partner of the Sub-Advisor. It is intended that such rates will be the actual costs of the Sub-Advisor. The Fund also reimburses the Sub-Advisor for all of the Fund's operating costs, including rent, depreciation of equipment and facilities, interest and amortization of loans financing equipment used by the Fund and all of the expenses incurred to conduct the Fund's affairs. The amounts of such reimbursements must be agreed upon between the Fund and the Sub-Advisor. The Sub-Advisor, at its discretion, may voluntarily waive all or a portion of the administrative services fee and the operating expense reimbursement. For its services under the Administrative Services Agreement, the Sub-Advisor receives from the Fund a fee equal to .10% per annum of the Fund's average daily net assets.

Any portion of the total fees received by the Sub-Advisor may be used to provide shareholder services and for distribution of Fund shares (see "Distribution and Service Plan" herein).

Expense Limitation

The Sub-Advisor has agreed, pursuant to the Sub-Advisory Agreement, to reimburse the Fund for its expenses (exclusive of interest, taxes, brokerage and extraordinary expenses) which in any year exceed the limits on investment company expenses prescribed by any state in which the Fund's shares are qualified for sale. For the purpose of this obligation to reimburse expenses, the Fund's annual expenses are estimated and accrued daily, and any appropriate estimated payments are made to it on a monthly basis. Subject to the obligations of the Sub-Advisor to reimburse the Fund for its excess expenses as described above, the Fund has, under the Sub-Advisory Agreement, confirmed its obligation for payment of all its other expenses, including taxes, brokerage fees and commissions, commitment fees, certain insurance premiums, interest charges and expenses of the custodian, transfer agent and dividend disbursing agent's fees, telecommunications expenses, auditing and legal expenses, bookkeeping agent fees, costs of forming the corporation and maintaining corporate existence, compensation of disinterested Directors, costs of investor services, shareholder's reports and corporate meetings, Securities and Exchange Commission registration fees and expenses, state securities laws registration fees and expenses, expenses of preparing and printing the Fund's prospectus for delivery to existing shareholders and of printing application forms for shareholder accounts and the fees and reimbursements payable to the Sub-Advisor under the Sub-Advisory Agreement and the Administrative Services Agreement and the Distributor under the Shareholder Servicing Agreement.

The Fund may from time to time contract to have management services performed by third parties as discussed herein and the management of the Fund intends to do so whenever it appears advantageous to the Fund. The Fund's expenses for such services are among the expenses subject to the expense limitation described above. As a result of the recent passage of the National Securities Markets Improvement Act of 1996, all state expense limitations have been eliminated at this time.

The Fund has reserved the right to charge individual shareholder accounts for expenses actually incurred by such account for postage, wire transfers and certain other shareholder expenses, as well as to impose a monthly service charge for accounts whose net asset value falls below the minimum amount.

Directors and Officers

The Directors and Officers of the Fund, and their principal occupations for the past five years, are listed below. The address of each such person, unless otherwise indicated, is 600 Fifth Avenue, New York, New York, 10020. Mr. Duff may be deemed an "interested person" of the Fund, as defined in the 1940 Act, on the basis of his affiliation with the Sub-Advisor.

Steven W. Duff, 43 - President and Director of the Fund, has been President of the Mutual Funds division of the Sub-Advisor since September 1994. Mr. Duff was formerly Director of Mutual Fund Administration at NationsBank with which he was

652637.1
                                      -10-
associated from June 1981 to August 1994. Mr. Duff is President and a Director of California Daily Tax Free Income Fund, Inc., Connecticut Daily Tax Free Income Fund, Inc., Cortland Trust, Inc., Daily Tax Free Income Fund, Inc., Michigan Daily Tax Free Income Fund, Inc., New Jersey Daily Municipal Income Fund, Inc., New York Daily Tax Free Income Fund, Inc., North Carolina Daily
Municipal Income Fund, Inc. and Short Term Income Fund, Inc., President and Trustee of Florida Daily Municipal Income Fund and Pennsylvania Daily Municipal Income Fund, President of Cortland Trust, Inc., President and Chief Executive Officer of Tax Exempt Proceeds Fund, Inc., Executive Vice President of Reich & Tang Equity Fund, Inc.

Dr. W. Giles Mellon, 66 - Director of the Fund, is Professor of Business Administration and Area Chairman of Economics in the Graduate School of Management, Rutgers University with which he has been associated since 1966. His address is Rutgers University Graduate School of Management, 92 New Street, Newark, New Jersey 07102. Dr. Mellon is also a Director of AEW Commercial Mortgage Securities Fund, Inc., California Daily Tax Free Income Fund, Inc., Connecticut Daily Tax Free Income Fund, Inc., Daily Tax Free Income Fund, Inc., Delafield Fund, Inc., Michigan Daily Tax Free Income Fund, Inc., New Jersey Daily Municipal Income Fund, Inc., North Carolina Daily Municipal Income Fund, Inc., Reich & Tang Equity Fund, Inc. and Short Term Income Fund, Inc., and a Trustee of Florida Daily Municipal Income Fund and Pennsylvania Daily Municipal Income Fund.

Robert Straniere, 55 - Director of the Fund, has been a member of the New York State Assembly and a partner with Straniere & Straniere Law Firm since 1981. His address is 182 Rose Avenue, Staten Island, New York 10306. Mr. Straniere is also a Director of AEW Commercial Mortgage Securities Fund, Inc., California Daily Tax Free Income Fund, Inc., Connecticut Daily Tax Free Income Fund, Inc., Daily Tax Free Income Fund, Inc., Delafield Fund, Inc., Life Cycle Mutual Funds, Inc., Michigan Daily Tax Free Income Fund, Inc., New Jersey Daily Municipal Income Fund, Inc., North Carolina Daily Municipal Income Fund, Inc., Reich & Tang Equity Fund, Inc. and Short Term Income Fund, Inc., and a Trustee of Florida Daily Municipal Income Fund and Pennsylvania Daily Municipal Income Fund.

Dr. Yung Wong, 58 - Director of the Fund, was Director of Shaw Investment Management (U.K.) Limited from 1994 to October 1995 and formerly was a General Partner of Abacus Partners Limited Partnership (a general partner of a venture capital investment firm) from 1984 to 1994. His address is 29 Alden Road, Greenwich, Connecticut 06831. Dr. Wong has been a Director of Republic Telecom Systems Corporation (a provider of telecommunications equipment) since January 1989 and of TelWatch, Inc. (a provider of network management software) since August 1989. Dr. Wong is also a Director of AEW Commercial Mortgage Securities Fund, Inc., California Daily Tax Free Income Fund, Inc., Connecticut Daily Tax Free Income Fund, Inc., Daily Tax Free Income Fund, Inc., Delafield Fund Inc., Michigan Daily Tax Free Income Fund, Inc., New Jersey Daily Municipal Income Fund, Inc., North Carolina Daily Municipal Income Fund, Inc., Reich & Tang Equity Fund, Inc. and Short Term Income Fund, Inc., and a Trustee of Florida Daily Municipal Income Fund and Pennsylvania Daily Municipal Income Fund.

Bernadette N. Finn, 49 - Vice President and Secretary of the Fund, has been Vice President of the Mutual Funds division of the Sub-Advisor since September 1993. Ms. Finn was formerly Vice President and Assistant Secretary of Reich & Tang, Inc. with which she was associated with from September 1970 to September 1993. Ms. Finn is also Secretary of AEW Commercial Mortgage Securities Fund, Inc., California Daily Tax Free Income Fund, Inc., Connecticut Daily Tax Free Income Fund, Inc., Cortland Trust, Inc., Daily Tax Free Income Fund, Inc., Florida Daily Municipal Income Fund, Michigan Daily Tax Free Income Funds, Inc., New Jersey Daily Municipal Income Fund, Inc., New York Daily Tax Free Income Fund, Inc., North Carolina Daily Municipal Income Fund, Inc., Pennsylvania Daily Municipal Income Fund and Tax Exempt Proceeds Fund, Inc., a Vice President and Secretary of Delafield Fund, Inc., Reich & Tang Equity Fund, Inc. and Short Term Income Fund, Inc.

Molly Flewharty, 46 - Vice President of the Fund, has been Vice President of the Mutual Funds division of the Sub-Advisor since September 1993. Ms. Flewharty was formerly Vice President of Reich & Tang, Inc. with which she was associated with from December 1977 to September 1993. Ms. Flewharty is also a Vice President of California Daily Tax Free Income Fund, Inc., Connecticut Daily Tax Free Income Fund, Inc., Cortland Trust, Inc., Daily Tax Free Income Fund, Inc., Delafield Fund, Inc., Florida Daily Municipal Income Fund, Michigan Daily Tax Free Income Fund, Inc., New Jersey Daily Municipal Income Fund, Inc., New York Daily Tax Free Income Fund, Inc., North Carolina Daily Municipal Income Fund, Inc., Pennsylvania Daily Municipal Income Fund, Reich & Tang Equity Fund, Inc., Short Term Income Fund, Inc. and Tax Exempt Proceeds Fund, Inc.

Lesley M. Jones, 49 - Vice President of the Fund, has been Senior Vice President of the Mutual Funds division of the Sub-Advisor since September 1993. Ms. Jones was formerly Senior Vice President of Reich & Tang, Inc. with which she was associated with from April 1973 to September 1993. Ms. Jones is also a Vice President of California Daily Tax Free Income Fund, Inc., Connecticut Daily Tax Free Income Fund, Inc., Daily Tax Free Income Fund, Inc., Delafield Fund, Inc., Florida Daily Municipal Income Fund, Michigan Daily Tax Free Income Fund, Inc., New Jersey Daily Municipal Income Fund, Inc., New York Daily Tax Free Income Fund, Inc., North Carolina Daily Municipal Income Fund, Inc., Pennsylvania Daily Municipal Income Fund, Reich & Tang Equity Fund, Inc. and Short Term Income Fund, Inc.

652637.1
                                      -11-

Dana E. Messina, 40 - Vice President of the Fund, has been Executive Vice President of the Mutual Funds division of the Sub-Advisor since January 1995 and was Vice President from September 1993 to January 1995. Ms. Messina was formerly Vice President of Reich & Tang, Inc. with which she was associated with from December 1980 to September 1993. Ms. Messina is also Vice President of California Daily Tax Free Income Fund, Inc., Connecticut Daily Tax Free Income Fund, Inc., Cortland Trust, Inc., Daily Tax Free Income Fund, Inc., Delafield Fund, Inc., Florida Daily Municipal Income Fund, Michigan Daily Tax Free Income Fund, Inc., New Jersey Daily Municipal Income Fund, Inc., New York Daily Tax Free Income Fund, Inc., North Carolina Daily Municipal Income Fund, Inc., Pennsylvania Daily Municipal Income Fund, Reich & Tang Equity Fund, Inc., Short Term Income Fund, Inc., and Tax Exempt Proceeds Funds, Inc.

Richard De Sanctis, 40 - Treasurer of the Fund, has been Vice President and Treasurer of the Sub-Advisor since September 1993. Mr. De Sanctis was formerly Controller of Reich & Tang, Inc., from January 1991 to September 1993 and Vice President and Treasurer of Cortland Financial Group, Inc. and Vice President of Cortland Distributors, Inc. from 1989 to December 1990. Mr. De Sanctis is also Treasurer of AEW Commercial Mortgage Securities Fund, Inc., California Daily Tax Free Income Fund, Inc., Connecticut Daily Tax Free Income Fund, Inc., Daily Tax Free Income Fund, Inc., Delafield Fund, Inc., Florida Daily Municipal Income Fund, Michigan Daily Tax Free Income Fund, Inc., New Jersey Daily Municipal Income Fund, Inc., New York Daily Tax Free Income Fund, Inc., North Carolina Daily Municipal Income Fund, Inc., Pennsylvania Daily Municipal Income Fund, Reich & Tang Equity Fund, Inc., Short Term Income Fund, Inc. and Tax Exempt Proceeds Fund, Inc. and is Vice President and Treasurer of Cortland Trust, Inc.

Directors of the Fund not affiliated with the Sub-Advisor receive from the Fund an annual retainer of $1,000 and a fee of $250 for each meeting of the Board of Directors attended and are reimbursed for all out-of-pocket expenses relating to attendance at such meetings. Directors who are affiliated with the Sub-Advisor do not receive compensation from the Fund. See Compensation Table.

                               COMPENSATION TABLE


 (1)                              (2)                            (3)                         (4)                       (5)

  Name of Person,  Aggregate Compensation from   Pension or Retirement Benefits  Estimated Annual Benefits  Total Compensation from
      Position      Registrant for Fiscal Year      Accrued as Part of Fund         upon Retirement         Fund and Fund Complex
                                                           Expenses                                         Paid to Directors*

W. Giles Mellon,                $--                            0                           0                    (13 Funds)
Director

Robert Straniere,               $--                            0                           0                    (13 Funds)
Director

Yung Wong,                      $--                            0                           0                    (13 Funds)
Director


* The total compensation paid to such persons by the Fund and Fund Complex for the fiscal year ended ________, 1998 (and, with respect to certain of the funds in the Fund Complex, estimated to be paid during the fiscal year ended ________, 199__). The parenthetical number represents the number of investment companies (including the Fund) from which such person receives compensation that are considered part of the same Fund complex as the Fund, because, among other things, they have a common investment advisor.

Counsel and Auditors

Legal matters in connection with the issuance of shares of stock of the Fund are passed upon by Battle Fowler LLP, 75 East 55th Street, New York, New York 10022. Matters in connection with Massachusetts law are passed upon by Dechert, Price & Rhoads, Ten Post Office Square South, Boston, Massachusetts 02109-4603.

McGladrey & Pullen, LLP, 555 Fifth Avenue, New York, New York 10017, independent certified public accountants, have been selected as auditors for the Fund.

DISTRIBUTION  AND SERVICE  PLAN

Pursuant to Rule 12b-1 under the 1940 Act, the Securities and Exchange Commission requires that an investment company which bears any direct or indirect expense of distributing its shares must do so only in accordance with a plan permitted by the Rule. The Fund's Board of Directors has adopted a distribution and service plan (the "Plan") and, pursuant to the Plan, the Fund has entered into a Distribution Agreement and a Shareholder Servicing Agreement (with respect to Institutional Class shares only) with the Reich & Tang Distributors L.P., (the "Distributor") as distributor of the Fund's shares.

652637.1
                                      -12-

Reich & Tang Asset Management, Inc. serves as the sole general partner for both Reich & Tang Asset Management L.P. and Reich & Tang Distributors L.P., and Reich & Tang Asset Management L.P. serves as the sole limited partner of the Distributor.

Under the Plan, the Fund and the Distributor will enter into a Shareholder Servicing Agreement, with respect to the Fund's Individual Investor Class and Broker Service Class shares. For its services under the Shareholder Servicing Agreement (with respect to Individual Investor Class and Broker Service Class shares only), the Distributor receives from the Fund a fee equal to .25% per annum of the Individual Investor Class and Broker Service Class shares of the Fund's average daily net assets (the "Shareholder Servicing Fee") for providing personal shareholder services and for the maintenance of shareholder accounts. The fee is accrued daily and paid monthly and any portion of the fee may be deemed to be used by the Distributor for payments to Clearing Brokers with respect to servicing their clients or customers who are shareholders of the Individual Investor Class and Broker Service Class of the Fund. The Institutional Class shareholders do not receive the benefit of such services from Clearing Brokers and, therefore, will not be assessed a Shareholder Servicing Fee.

Under the Distribution Agreement, the Distributor, for nominal consideration and as agent for the Fund, will solicit orders for the purchase of the Fund's shares, provided that any subscriptions and orders will not be binding on the Fund until accepted by the Fund as principal.

The Plan and the Shareholder Servicing Agreement provide that, in addition to the Shareholder Servicing Fee, the Fund will pay for (i) telecommunications expenses including the cost of dedicated lines and CRT terminals, incurred by the Clearing Brokers and Distributor in carrying out their obligations under the Shareholder Servicing Agreement with respect to the Fund's Individual Investor Class and Broker Service Class shares and (ii) preparing, printing and delivering the Fund's prospectus to existing shareholders of the Fund and preparing and printing subscription application forms for shareholder accounts.

The Plan provides that the Sub-Advisor may make payments from time to time from its own resources, which may include the advisory fee, the management fee, and past profits for the following purposes: (i) to defray the costs of, and to compensate others, including Participating Organizations and Clearing Brokers with whom the Distributor has entered into written agreements for performing shareholder servicing and related administrative functions on behalf of the Fund; (ii) to defray the costs of, and to compensate others, including certain Participating Organizations and Clearing Brokers for providing assistance in distributing the Fund's Individual Investor Class and Broker Service Class shares; and (iii) to pay the costs of printing and distributing the Fund's prospectus to prospective investors, and to defray the cost of the preparation and printing of brochures and other promotional materials, mailings to prospective shareholders, advertising, and other promotional activities, including the salaries and/or commissions of sales personnel in connection with the distribution of the Fund's shares. The Distributor may also make payments from time to time from its own resources, which may include the Shareholder Servicing Fee with respect to Individual Investor Class and Broker Service Class shares and past profits for the purpose enumerated in (i) above. The Distributor will determine the amount of such payments made pursuant to the Plan, provided that such payments will not increase the amount that the Fund is required to pay to the Sub-Advisor and the Distributor for any fiscal year under the Advisory Agreement or the Sub-Advisory Agreement, the Administrative Services Contract or the Shareholder Servicing Agreement in effect for that year.

In accordance with Rule 12b-1, the Plan provides that all written agreements relating to the Plan entered into between either the Fund or the Distributor and Participating Organizations or other organizations must be in a form satisfactory to the Fund's Board of Directors. In addition, the Plan requires the Fund and the Distributor to prepare, at least quarterly, written reports setting forth all amounts expended for distribution purposes by the Fund and the Distributor pursuant to the Plan and identifying the distribution activities for which those expenditures were made.

The Plan was most recently approved on by the Board of Directors including a majority of the Directors who are not interested persons (as defined in the 1940
Act) of the Fund or the Sub-Advisor and shall continue until __________________________. The Plan provides that it may continue in effect for successive annual periods provided it is approved by the Individual Investor
Class and Broker Service Class shareholders or by the Board of Directors, including a majority of directors who are not interested persons of the Fund and who have no direct or indirect interest in the operation of the Plan or in the agreements related to the Plan. The Plan further provides that it may not be amended to increase materially the costs which may be spent by the Fund for distribution pursuant to the Plan without Individual Investor Class and Broker Service Class shareholder approval, and the other material amendments must be approved by the Directors in the manner described in the preceding sentence. The Plan may be terminated at any time by a vote of a majority of the disinterested Directors of the Fund or by a majority vote of the Fund's Individual Investor Class and Broker Service Class shareholders.

DESCRIPTION OF COMMON STOCK

The authorized capital stock of the Fund, which was incorporated on November 26, 1997 in Maryland, consists of twenty billion shares of stock having a par value of one tenth of one cent ($.001) per share. Except as noted below, each share has equal

652637.1
                                      -13-
dividend, distribution, liquidation and voting rights within the Fund and a fractional share has those rights in proportion to the percentage that the fractional share represents of a whole share. Generally, shares will be voted in the aggregate except if voting by Fund Class is required by law or the matter involved affects only one Fund Class, in which case shares will be voted separately by Fund Class. There are no conversion or preemptive rights in connection with any shares of the Fund. All shares when issued in accordance with the terms of the offering will be fully paid and nonassessable. Shares of the Fund are redeemable at net asset value, at the option of the shareholder. On
        , 1997, the Sub-Advisor purchased $100,000 of the Fund's shares at an initial subscription price of $1.00 per share.

The Fund is subdivided into three classes of shares of beneficial interest, Institutional Class, Individual Investor Class and Broker Service Class. Each share, regardless of Class, will represent an interest in the same portfolio of investments and will have identical voting, dividend, liquidation and other rights, preferences, powers, restrictions, limitations, qualifications, designations and terms and conditions, except that: (i) each Class of shares will have different class designations; (ii) only the Individual Investor Class and Broker Service shares will be assessed a Shareholder Servicing Fee of .25% of the average daily net assets of the Individual Investor Class and Broker Service Class shares of the Fund pursuant to the Rule 12b-1 Distribution and Service Plan of the Fund; (iii) only the holders of the Individual Investor Class and Broker Service Class shares will be entitled to vote on matters pertaining to the Plan and any related agreements applicable to that class in accordance with provisions of Rule 12b-1; (iv) only the Broker Service Class shares will be assessed an additional sub-transfer agent accounting fee of .20% of the average daily net assets of the Broker Service Class shares of the Fund; and (v) the exchange privilege will permit shareholders to exchange their shares only for shares of a fund that participates in an Exchange Privilege Program with the Fund. Payments that are made under the Plans will be calculated and charged daily to the appropriate Class prior to determining daily net asset value per share and dividends/distributions.

Generally, all shares will be voted in the aggregate, except if voting by Class is required by law or the matter involved affects only one Class, in which case shares will be voted separately by Class. The shares of the Fund have non-cumulative voting rights, which means that the holders of more than 50% of the shares outstanding voting for the election of directors can elect 100% of the directors if the holders choose to do so, and, in that event, the holders of the remaining shares will not be able to elect any person or persons to the Board of Directors. The Fund's By-laws provide that the holders of a majority of the outstanding shares of the Fund present at a meeting in person or by proxy will constitute a quorum for the transaction of business at all meetings.

As of _______, 1997, there are no persons who own 5% or more of any class of the Fund's shares.

As a general matter, the Fund will not hold annual or other meetings of the Fund's shareholders. This is because the By-laws of the Fund provide for annual meetings only (a) for the election of Directors, (b) for approval of revised investment advisory contracts with respect to a particular class or series of beneficial interest, (c) for approval of revisions to the Fund's Distribution Agreement with respect to a particular class or series of beneficial interest and (d) upon the written request of holders of shares entitled to cast not less than 10% of all the votes entitled to be cast at such meeting. Annual and other meetings may be required with respect to such additional matters relating to the Fund as may be required by the 1940 Act including the removal of Fund Director(s) and communication among shareholders, any registration of the Fund with the Securities and Exchange Commission or any state, or as the Director may consider necessary or desirable. For example, procedures for calling a shareholder's meeting for the removal of Directors of the Fund, similar to those set forth in Section 16(c) of the 1940 Act, are available to shareholders of the Fund. A meeting for such purpose can be called by the holders of at least 10% of the Fund's outstanding shares of beneficial interest. The Fund will aid shareholder communications with other shareholders as required under Section 16(c) of the 1940 Act. Each Director serves until the next meeting of the shareholders called for the purpose of considering the election or reelection of such Director or of a successor to such Director, and until the election and qualification of his or her successor, elected at such a meeting, or until such Director sooner dies, resigns, retires or is removed by the vote of the shareholders.

CUSTODIAN AND TRANSFER AGENTS

Investors Fiduciary Trust Company, 127 West 10th Street, Kansas City, Missouri 64105, is custodian for its cash and securities. Reich & Tang Services L.P., 600 Fifth Avenue, New York, New York 10020 is transfer agent and dividend disbursing agent for the Institutional Class and Broker Service Class shares of the Fund. PFPC, Inc., 400 Bellevue Parkway, Wilmington, Delaware 19809 is the transfer agent and dividend agent for Individual Investor Class shares of the Fund. The custodian and transfer agents do not assist in, and are not responsible for, investment decisions involving assets of the Fund.

652637.1
                                      -14-

NET ASSET VALUE

Pursuant to rules of the Securities and Exchange Commission, the Board of Directors has established procedures to stabilize the Fund's net asset value at $1.00 per share of each Class. These procedures include a review of the extent of any deviation of net asset value per share, based on available market rates, from $1.00. Should that deviation exceed 1/2 of 1%, the Board will consider whether any action should be initiated to eliminate or reduce material dilution or other unfair results to shareholders. Such action may include redemption of shares in kind, selling portfolio securities prior to maturity, reducing or withholding dividends and utilizing a net asset value per share as determined by using available market quotations. The Fund will maintain a dollar-weighted average portfolio maturity of 90 days or less, will not purchase any instrument with a remaining maturity greater than 397 days or subject to a repurchase agreement having a duration of greater than one year, will limit portfolio investments, including repurchase agreements, to those United States dollar-denominated instruments that the Fund's Board of Directors determines present minimal credit risks, and will comply with certain reporting and record-keeping procedures. The Fund has also established procedures to ensure that portfolio securities meet the quality criteria as provided in Rule 2a-7 of the 1940 Act. (See "Investment Objectives, Policies and Risks" in the Prospectus.)

DESCRIPTION OF RATINGS

Commercial Paper and Corporate Bond Ratings

Description of Prime-1 and A-1 Commercial Paper Ratings

The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following:
(1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

Commercial paper rated A by S&P has the following characteristics. Liquidity ratios are adequate to meet cash requirements. Long-term senior debt rating should be A or better. In some cases, BBB credits may be allowed if other factors outweigh the BBB rating. The issuer should have access to at least two additional channels of borrowing. Basic earnings and cash flow should have an upward trend with allowances made for unusual circumstances. Typically the issuer's industry should be well established and the issuer should have a strong position within its industry and the reliability and quality of management should be unquestioned. Issuers rated A are further referred by use of numbers 1, 2 and 3 to denote relative strength within this highest classification.

Description of Aa and AA Corporate Bond Ratings

Bonds rate Aa by Moody's are judged by Moody's to be of high quality by all standards. Together with bonds rated Aaa (Moody's highest rating) they comprise what are generally known as high-grade bonds. Aa bonds are rated lower than the best bonds because margins of protection may not be as large as Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

Bonds rated AA by S&P are judged to be high-quality debt obligations. Their capacity to pay principal and interest is considered very strong, and in the majority of instances they differ from AAA issues only in a small degree. Bonds rated AAA are considered by S&P to be highest grade obligations and indicate an extremely strong capacity to pay principal and interest.


652637.1

                           PART C - OTHER INFORMATION


Item 24.          Financial Statements and Exhibits.

*        (A)      Financial Statements
                  Included in Prospectus Part A:

                  (1)      Table of Fees and Expenses

                  Included in Statement of Additional Information Part B:

                  (1) Report of McGladrey & Pullen, LLP, independent accountants, dated December __, 1997; and

                  (2) Statement of Net Assets (audited).


         (B)      Exhibits

                  (1)      Articles of Incorporation of the Registrant.

                  (2)      By-Laws of the Registrant.

                  (3)      Not applicable.

                  (4)      Not applicable.

         *        (5)      Advisory Agreement between the Registrant and Pax
                           World Management Corp.

         *        (5.1)    Sub-Advisory Agreement between Pax world Management

         *        (6)      See Distribution Agreement filed as Exhibit 15.2.

                  (7)      Not applicable.

         *        (8)      Custody Agreement between the Registrant and
                           Investors Fiduciary Trust Company.

         *        (9)      Not Applicable.

         *        (9.1)         Administrative Services Agreement between the
                                Registrant and Reich & Tang Asset Management
                                L.P.

         *        (10)          Consent Opinion of Messrs. Battle Fowler LLP as
                                to the use of their name under the headings
                                "Federal Income Taxes" in the Prospectus and
                                "Counsel and Auditors" in the Statement of Additional Information.

         *        (11)          Consent of Independent Accountants filed as
                                Exhibit 11 herein.

         *        (12)          Not Applicable.

--------
*  To be filed by Amendment

654547.1
                                       C-1

         *        (13)          Form of written assurance of Reich & Tang Asset
                                Management L.P. that its purchase of shares of the Registrant was for investment purposes without any present intention of redeeming or reselling.

                  (14)          Not Applicable.

         *        (15.1)        Distribution and Service Plan pursuant to Rule
                                12b-1 under the Investment Company Act of 1940.

         *        (15.2)        Distribution Agreement between the Registrant
                                and Reich & Tang Distributors L.P.

         *        (15.3)        Shareholder Servicing Agreement between the
                                Registrant and Reich & Tang Distributors L.P.

                  (16)          Not applicable.

         *        (17)          Financial Data Schedule (For EDGAR Filing Only)


Item 25.          Persons controlled by or Under Common Control with Registrant.

                        None.


Item 26.          Number of Holders of Securities.

                                                        Number of Record Holders
               Title of Class                                         as of

               Common Stock
               (par value $.0001)
               Institutional Class
               Individual Investor Class
               Broker Service Class

Item 27.       Indemnification.

                        In accordance with Section 2-418 of the General
               Corporation Law of the State of Maryland, Article NINTH of the Registrant's Articles of Incorporation provides as follows:

                        "NINTH: (a) The Corporation shall indemnify (i) its
               currently acting and former directors and officers, whether serving the Corporation or at its request any other entity, to the fullest extent required or permitted by the General Laws of the State of Maryland now or hereafter in force, including the advance of expenses under the procedures and to the fullest extent permitted by law, and (ii) other employees and agents to such extent as shall be authorized by the Board of Directors or the By-Laws and as permitted by law. Nothing contained herein shall be construed to protect any director or officer of the Corporation against any liability to the Corporation or its security holders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. The foregoing rights of indemnification shall not be exclusive of any other rights to which those seeking indemnification may be entitled. The Board of Directors may take such action as is necessary to carry out these indemnification provisions and is expressly empowered to adopt, approve and amend from time to time such by-laws, resolutions or contracts implementing such provisions or such indemnification arrangements as may be permitted by law. No amendment of the charter of the Corporation or repeal
--------
*        To be filed by Amendment

654547.1
                                       C-2
               of any of its provisions shall limit or eliminate the right of indemnification provided hereunder with respect to acts or omissions occurring prior to such amendment or repeal.

               (b) To the fullest extent permitted by Maryland statutory or decisional law, as amended or interpreted, and the Investment Company Act of 1940, no director or officer of the Corporation shall be personally liable to the Corporation or its stockholders for money damages; provided, however, that nothing herein shall be construed to protect any director or officer of the Corporation against any liability to the Corporation or its security holders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. No amendment of the charter of the Corporation or repeal of any of its provisions shall limit or eliminate the limitation of liability provided to directors and officers hereunder with respect to any act or omission occurring prior to such amendment or repeal."

               In Section 7 of the Distribution Agreement relating to the securities being offered hereby, the Registrant agrees to indemnify Pax World Money Market Fund, Inc. and any person who controls Pax World Money Market Fund, Inc., within the meaning of the Securities Act of 1933, against certain types of civil liabilities arising in connection with the Registration Statement or Prospectus.

                        Insofar as indemnification for liabilities arising under
               the Securities Act of 1933 (the "Securities Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than a payment by the Registrant of expenses incurred or paid by a director, officer or the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

                        Insofar as the Investment Company Act of 1940 may be
               concerned, in the event that a claim for indemnification is asserted by a director, officer or controlling person of the Registrant in connection with the securities being registered, the Registrant will not make such indemnification unless (i) the Registrant has submitted, before a court or other body, the question of whether the person to be indemnified was liable by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of duties, and has obtained a final decision on the merits that such person was not liable by reason of such conduct or (ii) in the absence of such decision, the Registrant shall have obtained a reasonable determination, based upon a review of the facts, that such person was not liable by virtue of such conduct, by (a) the vote of a majority of directors who are neither interested persons as such term is defined in the Investment Company Act of 1940, nor parties to the proceeding or
               (b) an independent legal counsel in a written opinion.

                        The Registrant will not advance attorneys' fees or other
               expenses incurred by the person to be indemnified unless the Registrant shall have received an undertaking by or on behalf of such person to repay the advance unless it is ultimately determined that such person is entitled to indemnification and one of the following conditions shall have occurred: (x) such person shall provide security for his undertaking, (y) the Registrant shall be insured against losses arising by reason of any lawful advances or (z) a majority of the disinterested, non-party directors of the Registrant, or an independent legal counsel in a written opinion, shall have determined that based on a review of readily available facts there is reason to believe that such person ultimately will be found entitled to indemnification.

Item 28.       Business and Other Connections of Investment Adviser.

654547.1
                                       C-3

               The description of the Reich & Tang Asset Management L.P. ("RTAMLP") under the caption "Management of the Fund" in the Prospectus and "Management and Investment Management Contract" in the Statement of Additional Information constituting parts A and B, respectively, of the Registration Statement are incorporated herein by reference.

               New England Investment Companies, L.P. ("NEICLP") is the limited partner and owner of 99.5% interest in Reich & Tang Asset Management L.P. (the "Manager"). Reich & Tang Asset Management, Inc. (a wholly-owned subsidiary of NEICLP) is the sole general partner of NEICLP. Reich & Tang Asset Management L.P. serves as the sole general partner of Reich & Tang Distributors L.P. Reich & Tang Asset Management, Inc. serves as the sole limited partner of Reich & Tang Distributors L.P.

               On August 30, 1996, The New England Mutual Life Insurance Company and Metropolitan Life Insurance Company ("MetLife") merged, with MetLife being the continuing company. The Manager remains a wholly-owned subsidiary of NEICLP, but Reich & Tang Asset Management, Inc., its sole general partner, is now an indirect subsidiary of MetLife. Also, MetLife New England Holding, Inc., a wholly-owned subsidiary of MetLife, owns 51% of the outstanding limited partnership interest of NEICLP and may be deemed a "controlling person" of the Manager. Reich & Tang, Inc. owns approximately 16% of the outstanding partnership units of NEICLP.

               Registrant's investment adviser, RTAMLP, is a registered investment adviser. RTAMLP's investment advisory clients include California Daily Tax Free Income Fund, Inc., Connecticut Daily Tax Free Income Fund, Inc., Cortland Trust, Inc., Daily Tax Free Income Fund, Inc., Florida Daily Municipal Income Fund, Institutional Daily Income Fund, New Jersey Daily Municipal Income Fund, Inc., New York Daily Tax Free Income Fund, Inc., Michigan Daily Tax Free Income Fund, Inc., North Carolina Daily Municipal Income Fund, Inc., Pennsylvania Daily Municipal Income Fund, Short Term Income Fund, Inc., and Tax Exempt Proceeds Fund, Inc., registered investment companies whose addresses are 600 Fifth Avenue, New York, New York 10020, which invest principally in money market instruments, Delafield Fund, Inc. and Reich & Tang Equity Fund, Inc., registered investment companies whose addresses are 600 Fifth Avenue, New York, New York 10020, which invest principally in equity securities. In addition, Reich & Tang Asset Management L.P. is the sole general partner of Alpha Associates, August Associates, Reich & Tang Minutus L.P., Reich & Tang Minutus II, L.P., Reich & Tang Equity Partnerships L.P. and Tucek Partners, L.P., private investment partnerships organized as limited partnerships.

       Peter S. Voss, President, Chief Executive Officer and a Director of NEIC since October 1992, Chairman of the Board of NEIC since December 1992, Group Executive Vice President, Bank of America, responsible for the global asset management private banking businesses, from April 1992 to October 1992, Executive Vice President of Security Pacific Bank, and Chief Executive Officer of Security Pacific Hoare Govett Companies, a wholly owned subsidiary of Security Pacific Corporation, from April 1988 to April 1992, Director of The New England since March 1993, Chairman of the Board of Directors of NEIC's subsidiaries other than Loomis, Sayles & Company, Incorporated ("Loomis") and Back Bay Advisors, Inc. ("Back Bay"), where he serves as a Director, and Chairman of the Board of Trustees of all of the mutual funds in the TNE Fund Group and the Zenith Funds. G. Neal Ryland, Executive Vice President, Treasurer and Chief Financial Officer NEIC since July 1993, Executive Vice President and Chief Financial Officer of The Boston Company, a diversified financial services company, from March 1989 until July 1993; from September 1985 to December 1988, Mr. Ryland was employed by Kenner Parker Toys, Inc. as Senior Vice President and Chief Financial Officer. Edward N. Wadsworth, Executive Vice President, General Counsel, Clerk and Secretary of NEIC since December 1989, Senior Vice President and Associate General Counsel of The New England from 1984 until December 1992, and Secretary of Westpeak and Draycott and the Treasurer of NEIC. Lorraine C. Hysler has been Secretary of RTAM since July 1994, Assistant Secretary of NEIC since September 1993, Vice President of the Mutual Funds Group of NEICLP from September 1993 until July 1994, and Vice President of Reich & Tang Mutual Funds since July 1994. Ms. Hysler joined Reich & Tang, Inc. in May 1977 and served as Secretary from April 1987 until September 1993. Richard E. Smith, III has been a Director of Reich & Tang Asset Management Inc. since July 1994, President and Chief Operating Officer of the Capital Management Group of NEICLP from May 1994 until July 1994, President and Chief Operating Officer of the Reich & Tang Capital Management Group since July 1994, Executive Vice President and Director of Rhode Island Hospital Trust from March 1993 to May 1994, President, Chief Executive Officer and Director of USF&G Review Management Corp. from January 1988 until September 1992. Steven W. Duff has been a Director of RTAM since October 1994, President and Chief Executive Officer of Reich & Tang Funds since August 1994, Senior Vice President of NationsBank from June 1981 until August 1994; Mr. Duff is President and a Director of California Daily Tax Free Income Fund, Inc., Connecticut Daily Tax Free Income Fund, Inc., Daily Tax Free Income Fund, Inc., Michigan Daily Tax Free Income Fund, Inc., New Jersey Daily Municipal Income Fund, Inc., New York Daily Tax Free Income Fund, Inc., North Carolina Daily Municipal Income Fund, Inc. and Short Term Income Fund, Inc., President and Trustee

654547.1
                                       C-4
of Florida Daily Municipal Income Fund, Pennsylvania Daily Municipal Income Fund, President and Chief Executive Officer of Tax Exempt Proceeds Fund, Inc., and Executive Vice President of Reich & Tang Equity Fund, Inc. Bernadette N. Finn has been Vice President - Compliance of RTAM since July 1994, Vice President of Mutual Funds Division of NEICLP from September 1993 until July 1994, Vice President of Reich & Tang Funds since July 1994. Ms. Finn joined Reich & Tang, Inc. in September 1970 and served as Vice President from September 1982 until May 1987 and as Vice President and Assistant Secretary from May 1987 until September 1993. Ms. Finn is also Secretary of California Daily Tax Free Income Fund, Inc., Connecticut Daily Tax Free Income Fund, Inc., Cortland Trust, Inc., Daily Tax Free Income Fund, Inc., Florida Daily Municipal Income Fund, Michigan Daily Tax Free Income Funds, Inc., New Jersey Daily Municipal Income Fund, Inc., New York Daily Tax Free Income Fund, Inc., North Carolina Daily Municipal Income Fund, Inc., Pennsylvania Daily Municipal Income Fund and Tax Exempt Proceeds Fund, Inc., a Vice President and Secretary of Delafield Fund, Inc., Reich & Tang Equity Fund, Inc. and Short Term Income Fund, Inc. Richard De Sanctis has been Vice President and Treasurer of RTAM since July 1994, Assistant Treasurer of NEIC since September 1993 and Treasurer of the Mutual Funds Group of NEICLP from September 1993 until July 1994, Treasurer of the Reich & Tang Funds since July 1994. Mr. De Sanctis joined Reich & Tang, Inc. in December 1990 and served as Controller of Reich & Tang, Inc., from January 1991 to September 1993. Mr. De Sanctis was Vice President and Treasurer of Cortland Financial Group, Inc. and Vice President of Cortland Distributors, Inc. from 1989 to December 1990. Mr. De Sanctis is also Treasurer of AEW Commercial Mortgage Securities Fund, Inc., California Daily Tax Free Income Fund, Inc., Connecticut Daily Tax Free Income Fund, Inc., Daily Tax Free Income Fund, Inc., Delafield Fund, Inc., Florida Daily Municipal Income Fund, Michigan Daily Tax Free Income Fund, Inc., New Jersey Daily Municipal Income Fund, Inc., New York Daily Tax Free Income Fund, Inc., North Carolina Daily Municipal Income Fund, Inc., Pennsylvania Daily Municipal Income Fund, Reich & Tang Equity Fund, Inc., Reich & Tang Government Securities Trust, Tax Exempt Proceeds Fund, Inc. and Short Term Income Fund, Inc. and is Vice President and Treasurer of Cortland Trust, Inc.

Item 29.                Principal Underwriters.

               (a) Reich & Tang Distributors L.P., the Registrant's Distributor is also distributor for California Daily Tax Free Income Fund, Inc., Connecticut Daily Tax Free Income Fund, Inc., Cortland Trust, Inc., Daily Tax Free Income Fund, Inc., Delafield Fund, Inc., Florida Daily Municipal Income Fund, Institutional Daily Income Fund, Michigan Daily Tax Free Income Fund, Inc., New Jersey Daily Municipal Income Fund, Inc., New York Daily Tax Free Income Fund, Inc., North Carolina Daily Municipal Income, Inc., Pennsylvania Daily Municipal Income Fund, Reich & Tang Equity Fund, Inc., Short Term Income Fund, Inc. and Tax Exempt Proceeds Fund, Inc.

               (b) The following are the directors and officers of Reich & Tang Asset Management, Inc., the general partner of Reich & Tang Distributors L.P. Reich & Tang Distributors L.P. does not have any officers. The principal business address of Messrs. Voss, Ryland, and Wadsworth is 399 Boylston Street, Boston, Massachusetts 02116. For all other persons the principal address is 600 Fifth Avenue, New York, New York 10020.


654547.1
                                       C-5

                                               Positions and Offices
                                              With the General Partner                           Positions and Offices
Name                                             of the Distributor                                 With Registrant

Peter S. Voss                                 Director                                           None
G. Neal Ryland                                Director                                           None
Edward N. Wadsworth                           Clerk                                              None
Richard E. Smith III                          Director                                           None
Steven W. Duff                                Director                                           President and Director
Bernadette N. Finn                            Vice President - Compliance                        Secretary
                                              and Secretary
Lorraine C. Hysler                            Secretary                                          None
Richard De Sanctis                            Vice President and                                 Treasurer
                                              Treasurer
Richard I. Weiner                             Vice President                                     None

               (c)      Not applicable

Item 30.       Location of Accounts and Records.

               Accounts, books and other documents required to be maintained by
Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are maintained in the physical possession of Registrant at Reich & Tang Asset Management L.P., 600 Fifth Avenue, New York, New York 10020 the Registrant's Manager; Reich & Tang Services, 600 Fifth Avenue, New York, New York 10020, the Registrant's transfer agent and dividend distributing agent; and at Investors Fiduciary Trust Company, 127 West 10th Street, Kansas City, Missouri 64104, the Registrant's custodian.

Item 31.       Management Services.

               Not Applicable.

Item 32.       Undertakings.

               (a)      Not applicable.

               (b) The Registrant undertakes to file a post-effective amendment, using financial statements which need not be certified, within four to six months from the effective date of its Securities Act Registration Statement.



654547.1
                                       C-6

                                   SIGNATURES

               Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of New York, and State of New York, on the 31st day of December, 1997.

                                 PAX WORLD MONEY MARKET FUND, INC.



                                 By:/s/ Bernadette N. Finn
                                    -----------------------------
                                    Bernadette N. Finn, Secretary


               Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated below.

       Signature                                           Title                              Date


(1)    Principal Executive Officer:                Chairman and President
       Steven W. Duff

                                                                                      December 31, 1997



       By:  /s/ Steven W. Duff
          -----------------------------
                 Steven W. Duff



(2)    Majority of Directors

       Steven W. Duff                                      Director                   December 31, 1997
       Bernadette N. Finn                                  Director



       By:  /s/ Steven W. Duff
          -----------------------------
                Steven W. Duff



       By:  /s/ Bernadette N. Finn
          -----------------------------
                Bernadette N. Finn




654547.1
                                       C-7

                                  Exhibit Index

               (1)            Articles of Incorporation of the Registrant.

               (2)            By-Laws of the Registrant.

               (3)            Not applicable.

               (4)            Not applicable.

       *       (5)            Advisory Agreement between the Registrant and Pax
                              World Management Corp.

       *       (5.1)          Sub-Advisory Agreement between Pax World
                              Management Corp. and Reich & Tang Management L.P.

       *       (6)            Distribution Agreement filed as Exhibit 15.2.

               (7)            Not applicable.

       *       (8)            Form of Custody Agreement between the Registrant
                              and Investors Fiduciary Trust Company.

       *       (9)            Not applicable.

       *       (9.1)          Administrative Services Agreement between the
                              Registrant and Reich & Tang Asset Management L.P.

       *       (10)           Consent of Messrs. Battle Fowler LLP as to the
                              legality of the securities being registered, including their consent to the filing thereof and as to the use of their name under the headings
                              "Federal Income Taxes" and "Counsel and Auditors" in the Statement of Additional Information.

       *       (11)           Consent of Independent Accountants.

               (12)           Not applicable.

       *       (13)           Form of written assurance of Reich & Tang Asset
                              Management L.P. that its purchase of shares of the registrant was for investment purposes without any present intention of redeeming or reselling.

               (14)           Not applicable.

       *       (15.1)         Distribution and Service Plan pursuant to Rule
                              12b-1 under the Investment Company Act of 1940

       *       (15.2)         Distribution Agreement between the Registrant and
                              Reich & Tang Distributors L.P.

       *       (15.3)         Shareholder Servicing Agreement between the
                              Registrant and Reich & Tang Distributors L.P.

               (16)           Not applicable.
--------
*      To be filed by Amendment

654547.1
                                       C-8